UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

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☐ Soliciting Material Pursuant to §240.14a-12

Spectrum Brands Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 SPECTRUM BRANDS HOLDINGS, INC.
601 Rayovac Drive
Madison, Wisconsin 53711

January 22, 2013

Dear Stockholder:

On behalf of the Board of Directors, I am pleased to invite you to join us for our annual meeting of stockholders on Friday, March 1, 2013.  The meeting will be held at 10:00 a.m., Eastern time, at the offices of our majority and controlling stockholder, Harbinger Group Inc., located at 450 Park Avenue, New York, New York 10022.

This year you will be asked to vote on the following proposals:

1.	the election of one Class III director to the Board of Directors for a three-year term;

2.
the amendment of the Company’s Restated Certificate of Incorporation to dissolve the Special Nominating Committee of the Board of Directors, which is responsible for identifying and nominating certain independent directors to serve on the Special Nominating Committee and to exercise certain approval rights for specified related party and other transactions; and

3.	the ratification of the Board of Directors’ appointment of KPMG LLP as our independent registered public accounting firm for our 2013 fiscal year.

The Board of Directors recommends a vote FOR proposals 1, 2 and 3.  These proposals are described in the attached proxy statement, which you are encouraged to read fully.  We will also consider any additional business that may be properly brought before the Annual Meeting.

The Board of Directors has fixed January 14, 2013 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof.  Only holders of record of shares of common stock of Spectrum Brands Holdings, Inc. at the close of business on the record date are entitled to notice of, and to vote at, the annual meeting.  At the close of business on the record date, Spectrum Brands Holdings, Inc. had 52,094,497 shares of common stock outstanding and entitled to vote.

Your vote is important and it is important that your shares be represented at the annual meeting.  To ensure that your shares are represented at the annual meeting, whether or not you plan to attend, please vote by proxy using the Internet or the telephone, or by completing, signing, dating, and returning the enclosed proxy card in the envelope provided.

Stockholders of record who attend the Annual Meeting may revoke their proxies and vote in person at the annual meeting, if they wish to do so.  We appreciate your continued support.

Sincerely,
David R. Lumley
Chief Executive Officer, President, Global Batteries and President, Home & Garden

SPECTRUM BRANDS HOLDINGS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Spectrum Brands Holdings, Inc.:

The annual meeting of the stockholders of Spectrum Brands Holdings, Inc. (the “Annual Meeting”) will be held on Friday, March 1, 2013 at 10:00 a.m., Eastern time, at the offices of our majority and controlling stockholder, Harbinger Group Inc., located at 450 Park Avenue, New York, New York 10022, for the following purposes:

1.	to elect one Class III director to the Board of Directors for a three-year term expiring at the 2016 annual meeting;

2.
to adopt an amendment of the Company’s Restated Certificate of Incorporation that will dissolve the Special Nominating Committee of the Board of Directors, which is responsible for identifying and nominating certain independent directors to serve on the Special Nominating Committee and to exercise certain approval rights for specified related party and other transactions; and

3.	to ratify the appointment by the Board of Directors of KPMG LLP as our independent registered public accounting firm for our fiscal year ending on September 30, 2013.

All stockholders of record as of January 14, 2013 will be entitled to vote at the Annual Meeting, whether in person or by proxy.  If you are a stockholder of record you can vote your shares in one of two ways: either in person or by proxy at the Annual Meeting.  If you are a stockholder of record and choose to vote in person, you must attend the Annual Meeting.  If you choose to vote by proxy you may do so by using the Internet or the telephone, or by completing, signing, dating, and returning the enclosed proxy card in the envelope provided.  Whichever method you use to vote by proxy, each valid proxy received in time will be voted at the Annual Meeting in accordance with your instructions.  To ensure that your proxy is voted, your proxy, whether given by the Internet, the telephone, or mailing the proxy card, should be received by 5:00 p.m., Central time, on February 28, 2013.  If you submit a proxy without giving instructions, your shares will be voted as recommended by the Board of Directors.  If your shares are held on your behalf by a bank, broker, or other nominee, the proxy statement accompanying this notice will provide additional information on how you may vote your shares.  Stockholders of record who attend the Annual Meeting may revoke their proxies and vote in person at the Annual Meeting, if they wish to do so.

By Order of the Board of Directors,

Nathan E. Fagre Senior Vice President, General Counsel and Secretary

601 Rayovac Drive
Madison, Wisconsin 53711
January 22, 2013

AUDIT COMMITTEE REPORT	60

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE	60

PROPOSAL 1: ELECTION OF DIRECTORS	64

PROPOSAL 2: AMENDMENT TO CERTIFICATE OF INCORPORATION TO DISSOLVE SPECIAL NOMINATING COMMITTEE	65

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2013	67

OTHER MATTERS	68

COMMUNICATIONS WITH THE BOARD	68

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING	68

ANNUAL REPORT AND FORM 10-K	69

APPENDIX
A Proposed Form of Amended and Restated Certificate of Incorporation of Spectrum Brands Holdings, Inc.

SPECTRUM BRANDS HOLDINGS, INC.
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, MARCH 1, 2013

ABOUT THE ANNUAL MEETING

We are furnishing this proxy statement to stockholders of record of Spectrum Brands Holdings, Inc. (“Spectrum” or the “Company”) in connection with the solicitation of proxies for use at the annual meeting of stockholders to be held on Friday, March 1, 2013 at 10:00 a.m., Eastern time, at the offices of our majority and controlling stockholder, Harbinger Group Inc., located at 450 Park Avenue, New York, New York 10022, and at any adjournments or postponements thereof (the “Annual Meeting”).

The Notice of Annual Meeting of Stockholders (the “Annual Meeting Notice”), this proxy statement, the accompanying proxy card, and an Annual Report to stockholders for the fiscal year ended September 30, 2012 (the “Annual Report”) containing financial statements and other information of interest to stockholders are expected to be first mailed to stockholders on or about January 30, 2013.

Matters to be Voted Upon at the Annual Meeting

At the Annual Meeting you will be voting on the following proposals:

1.	to elect one Class III director to the Board of Directors for a three-year term expiring at the 2016 annual meeting;

2.
the amendment of the Company’s Restated Certificate of Incorporation to dissolve the Special Nominating Committee of the Board of Directors, which is responsible for identifying and nominating certain independent directors to serve on the Special Nominating Committee and to exercise certain approval rights for specified related party and other transactions; and

3.	to ratify the appointment by the Board of Directors of KPMG LLP as our independent registered public accounting firm for our fiscal year ending on September 30, 2013 (“Fiscal 2013”).

You will also be voting on such other business as may properly come before the meeting or any adjournment thereof.

Recommendations of Our Board of Directors

Our Board of Directors recommends that you vote your shares as follows:

1.	FOR the election of one Class III director to the Board of Directors for a three-year term expiring at the 2016 annual meeting (PROPOSAL 1);

2.
FOR the amendment of the Company’s Restated Certificate of Incorporation to dissolve the Special Nominating Committee of the Board of Directors, which is responsible for identifying and nominating certain independent directors to serve on the Special Nominating Committee and to exercise certain approval rights for specified related party and other transactions (PROPOSAL 2); and

3.	FOR the ratification of the appointment by the Board of Directors of KPMG LLP as our independent registered public accounting firm for Fiscal 2013 (PROPOSAL 3).

Stockholders Entitled to Vote at the Meeting

Stockholders of Record

Only stockholders of record of the Company’s common stock, par value $.01 per share (the “Common Stock”), as of January 14, 2013 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting.  You are considered the stockholder of record with respect to your shares if your shares are registered directly in your name with Computershare Shareowner Services, the Company’s stock transfer agent.  If you are a stockholder of record, you can vote your shares in one of two ways: either in person or by proxy at the Annual Meeting.  If you are a stockholder of record and choose to vote in person, you must attend the Annual Meeting, which will be held at 10:00 a.m., Eastern time, at the offices of our majority and controlling stockholder, Harbinger Group Inc., located at 450 Park Avenue, New York, New York 10022.

If you choose to vote by proxy you may do so by using the Internet, the telephone, or by completing, signing, dating, and returning the enclosed proxy card in the envelope provided.  Whichever method you use to vote by proxy, each valid proxy received in time will be voted at the Annual Meeting in accordance with your instructions.  To ensure that your proxy is voted, your proxy, whether given by the Internet, the telephone, or by mailing the proxy card, should be received by 5:00 p.m., Central time, on February 28, 2013.  If you submit a proxy without giving instructions, your shares will be voted as recommended by the Board of Directors.

On the Record Date, there were 52,094,497 shares of Common Stock issued and outstanding, constituting all of our issued and outstanding voting securities.  Stockholders of record are entitled to one vote for each share of Common Stock they held as of the Record Date.

Shares Held with a Bank, Broker, or Other Nominee

If your shares are held in an account with a bank, broker, or another third party that holds shares on your behalf, referred to herein as a “nominee,” then you are considered the “beneficial owner” of these shares, and your shares are referred to as being held in “street name.”  If you hold your shares in “street name,” you must vote your shares in the manner provided for by your bank, broker, or other nominee.  Your bank, broker, or other nominee has enclosed or provided a voting instruction card with this proxy statement for you to use in directing the bank, broker, or other nominee how to vote your shares.

If your shares are held by a bank, broker, or other nominee, they may not be voted or may be voted contrary to your wishes if you do not provide your bank, broker, or other nominee with instructions on how to vote your shares. Brokers, banks, and other nominees have the authority under the rules of the New York Stock Exchange (“NYSE”) to vote shares held in accounts by their customers in the manner they see fit, or not at all, on “routine” matters if their customers do not provide them with voting instructions.  Proposals 1 and 2 are not considered to be routine matters, but Proposal 3 is considered to be a routine matter.  When a proposal is not routine and the bank, broker, or other nominee has not received your voting instructions, a bank, broker, or other nominee will not be permitted to vote your shares and a broker “non-vote” will occur.  To ensure your shares are voted in the manner you desire, you should provide instructions to your bank, broker, or other nominee on how to vote your shares for each of the proposals to be voted on at the Annual Meeting in the manner provided for by your bank, broker, or other nominee.

Quorum

A “quorum” of stockholders is necessary to hold the Annual Meeting.  A quorum will exist at the Annual Meeting if the holders of record of a majority of the number of shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting.  Broker “non-votes” and shares held as of the Record Date by holders who are present in person or represented by proxy at the Annual Meeting, but who have abstained from voting or have not voted with respect to some or all of such shares on any proposal to be voted on at the Annual Meeting, will be counted as present for purposes of establishing a quorum.

Votes Required with Respect to Each Proposal

To be elected as a Class III director at the Annual Meeting (Proposal 1), the candidate for election must receive a plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting.  In a plurality vote, the director nominee with the most affirmative votes in favor of his or her election to a particular directorship will be elected to that directorship.

The affirmative vote of the holders of a majority of all the outstanding shares of our Common Stock entitled to vote at the annual meeting is required to approve the amendment of our Charter to dissolve the Special Nominating Committee of the Board of Directors (Proposal 2).

The affirmative vote of the holders of a majority of the votes represented at the Annual Meeting in person or by proxy is required to ratify the Board of Directors’ appointment of KPMG LLP as our independent registered public accounting firm for Fiscal 2013 (Proposal 3).

With regard to Proposal 1 (election of director), shares represented by proxies that are marked “WITHHELD” and shares that are not voted will be excluded entirely from the vote and will have no effect on the outcome of this vote because the directors are elected by a plurality vote.  With regards to Proposal 2 (amendment of Certificate of Incorporation), shares marked as “ABSTAIN” and shares which are not voted, including “broker non-votes,” will be considered present in person or represented by proxy at the Annual Meeting and will have the effect of a vote against the proposal because approval of the proposal requires the affirmative vote of the holders of a majority of issued and outstanding Common Stock.  With regards to Proposal 3 (ratification of KPMG LLP’s appointment as auditor), shares marked as “ABSTAIN” and shares which are not voted will be considered present in person or represented by proxy at the Annual Meeting and will have the effect of a vote against the proposal because approval of the proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting.

Proxies and Voting Procedures

What is a Proxy?

A proxy is another person that you legally designate to vote your stock.  If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card.  For the purposes of the Annual Meeting, if you use the Internet or telephone to vote your shares, or complete the attached proxy card and return it to us by 5:00 p.m., Central time, on February 28, 2013, you will be designating the officers of the Company named on the proxy card to act as your proxy and to vote on your behalf in accordance with the instructions you have given via the Internet, by telephone, or on the proxy card at the Annual Meeting.

Voting by Proxy

Stockholders of Record

If you are a stockholder of record you can vote your shares in one of two ways: either in person or by proxy at the Annual Meeting.  If you are a stockholder of record and choose to vote in person, you must attend the Annual Meeting, which will be held at 10:00 a.m., Eastern time, at the offices of our majority and controlling stockholder, Harbinger Group Inc., located at 450 Park Avenue, New York, New York 10022.  We recommend that you vote by proxy even if you currently plan to attend the Annual Meeting so that your vote will be counted if you later decide not to or are unable to attend the Annual Meeting.  You may revoke your vote at any time before 5:00 p.m. Central time, on February 28, 2013, by:

•	attending the Annual Meeting in person and voting again; or

•
signing and returning a new proxy card with a later date or by submitting a later-dated proxy by telephone or via the Internet, since only your latest proxy received by 5:00 p.m., Central time, on February 28, 2013 will be counted.

If you are a stockholder of record, there are several ways for you to vote your shares by proxy:

•
By Mail.  You may submit your proxy by completing, signing, and dating the attached proxy card and returning it in the prepaid envelope.  Sign your name exactly as it appears on the proxy card.  Proxy cards submitted by mail must be received by 5:00 p.m., Central time, on February 28, 2013.

•
By Telephone or Over the Internet.  You may submit your proxy by telephone or via the Internet by following the instructions provided on the proxy card.  If you submit your proxy by telephone or via the Internet, you do not need to return a proxy card by mail.  Internet and telephone proxy submission is available 24 hours a day. Proxies submitted by telephone or the Internet must be received by 5:00 p.m., Central time, on February 28, 2013.

•
In Person at the Annual Meeting.  You may vote your shares in person at the Annual Meeting.  Even if you plan to attend the Annual Meeting in person, we recommend that you also submit your proxy by telephone or via the Internet, or by completing, signing, dating, and returning the attached proxy card by the applicable deadline so that your vote will be counted if you later decide not to or are unable to attend the meeting.

Voting instructions are included on your proxy card.  If you properly submit your proxy by telephone, the Internet, or by mail in time for it to be voted at the Annual Meeting, one of the individuals named as your proxy, each of whom is one of our officers, will vote your shares as you have directed.  If you submit your proxy by telephone, the Internet, or by mail, but do not indicate how your shares are to be voted with respect to one or more of the proposals to be voted on at the Annual Meeting, as necessary to vote your shares on each proposal, your shares will be voted in accordance with the recommendations of our Board of Directors: (1) FOR the election of the director nominee, (2) FOR the amendment of the Company’s Certificate of Incorporation to dissolve the Special Nominating Committee of the Board of Directors, (3) FOR the ratification of the appointment KPMG LLP as the Company’s independent registered public accounting firm for Fiscal 2013, and (4) in accordance with the best judgment of the named proxies on other matters properly brought before the Annual Meeting.

Our Board of Directors has no knowledge of any matters that will be presented for consideration at the Annual Meeting other than those described herein.  The named proxies will also have discretionary authority to vote upon any adjournment or postponement of the Annual Meeting, including for the purpose of soliciting additional proxies.

Shares Held with a Bank, Broker, or Other Nominee

If you hold your shares in “street name,” you must vote your shares in the manner provided for by your bank, broker, or other nominee.  Your bank, broker, or other nominee has enclosed or provided a voting instruction card for you to use in directing the bank, broker, or other nominee on how to vote your shares.  To ensure that your shares are voted according to your wishes, be certain that you provide instructions to your bank, broker, or other nominee on how to vote your shares in the manner that they specify.  Your bank, broker, or other nominee will be permitted to vote your shares without instruction from you on Proposal 3, but will not be permitted to vote your shares on Proposals 1 and 2 without your instructions.  As a result, if you do not provide your bank, broker, or other nominee with instructions on how to vote your shares with respect to Proposal 3, your bank, broker, or other nominee may vote your shares in a different manner than you would have voted if you had provided instructions to your bank, broker, or other nominee, and your vote will not be cast for Proposals 1 and 2.  Abstentions and broker "non-votes" will have the same effect as a vote against adoption of Proposal 2.

Revoking Your Proxy

If you are a stockholder of record, you may revoke your proxy before it is voted by:

•
signing and returning a new proxy card with a later date or by submitting a later-dated proxy by telephone or the Internet, since only your last proxy received by 5:00 p.m., Central time, on February 28, 2013 will be counted;

•	notifying the Secretary of the Company in writing by 5:00 p.m., Central time, on February 28, 2013 that you have revoked your proxy; or

•	voting in person at the Annual Meeting.

If you hold your shares in “street name,” you must contact your bank, broker, or other nominee to revoke your proxy.

Voting in Person

If you are a stockholder of record and you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the Annual Meeting.  All stockholders planning to attend the Annual Meeting in person must contact our Investor Relations at (608) 275-3340 by February 15, 2013 to reserve a seat at the Annual Meeting.  For admission, stockholders should come to the Annual Meeting check-in area no less than 15 minutes before the Annual Meeting is scheduled to begin.  Stockholders of record should bring a form of photo identification so their share ownership can be verified.  A beneficial owner holding shares in “street name” must also bring an account statement or letter from his or her bank or brokerage firm showing that he or she beneficially owns shares as of the close of business on the record date, along with a form of photo identification.  Registration will begin at 9:00 a.m., Eastern time and the Annual Meeting will begin at 10:00 a.m., Eastern time.

If your shares are held in the name of your broker, bank, or other nominee, and you plan to attend the Annual Meeting and wish to vote in person, you must bring a legal proxy from your broker, bank, or other nominee authorizing you to vote your “street name” shares held as of the Record Date in order to be able to vote at the Annual Meeting.  A legal proxy is an authorization from your bank, broker or other nominee permitting you to vote the shares that it holds in its name.

Proxy Solicitation

We, on behalf of the Board of Directors, are soliciting proxies in connection with this Annual Meeting.  The Company will bear the costs of the solicitation.  We have engaged Georgeson Inc. to assist us in soliciting proxies for a fee of approximately $7,500 plus reasonable out-of-pocket expenses.  In addition to the solicitation of proxies by mail, proxies may also be solicited by our directors, officers, and employees in person or by telephone, e-mail, or fax, for which they will receive no additional compensation.  We will also reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to stockholders.

Delivery of Proxy Materials and Annual Report to Households

The rules of the Securities and Exchange Commission (the “SEC”) permit companies and banks, brokers, or other nominees to deliver a single copy of an annual report and proxy statement to households at which two or more stockholders reside (commonly referred to as “householding”).  Beneficial owners sharing an address who have been previously notified by their broker, bank, or other nominee and who have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only one copy of the Annual Meeting Notice, our Annual Report and this proxy statement.  If you hold your shares in your own name as a holder of record, householding will not apply to your shares.

Beneficial owners who reside at a shared address at which a single copy of the Annual Meeting Notice, our Annual Report and this proxy statement is delivered may obtain a separate copy of the Annual Meeting Notice, our Annual Report and/or this proxy statement without charge by sending a written request to Spectrum Brands Holdings, Inc., 601 Rayovac Drive, Madison, Wisconsin 53711, Attention: Vice President, Investor Relations, by calling us at (608) 275-3340, or by writing to us via e-mail at investorrelations@spectrumbrands.com.  We will promptly deliver an Annual Meeting Notice, Annual Report and/or this proxy statement upon request.

Not all banks, brokers, or other nominees may offer the opportunity to permit beneficial owners to participate in householding.  If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your bank, broker, or other nominee directly.  Alternatively, if you want to revoke your consent to householding and receive separate annual reports and proxy statements for each beneficial owner sharing your address, you must contact your bank, broker, or other nominee to revoke your consent.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on March 1, 2013

You may obtain copies of our public filings, including this proxy statement, our 2012 Annual Report on Form 10-K, and the form of proxy relating to the Annual Meeting, without charge from our website at  www.spectrumbrands.com under “Investor Relations – SEC Filings” and “Investor Relations – Annual Report,” or from the SEC’s website at www.sec.gov.  You also may request a copy of these materials, without charge, by sending an e-mail to investorrelations@spectrumbrands.com.  Please make your request no later than February 20, 2013 to facilitate timely delivery.  If you do not request materials pursuant to the foregoing procedures, you will not otherwise receive an e-mail or electronic copy of the materials.  For meeting directions please call (608) 275-3340.

BOARD OF DIRECTORS

The Board of Directors currently consists of ten members, as determined in accordance with our Amended and Restated By-Laws (our “By-Laws”).  David M. Maura is our Chairman of the Board of Directors.  In accordance with our Restated Certificate of Incorporation (our “Charter”), the Board of Directors is divided into three classes (designated Class I, Class II, and Class III, respectively), with Class I consisting of four directors and Classes II and III each consisting of three directors.  The current term of office of the Class III directors expires at the Annual Meeting.  The Class I and Class II directors are serving terms that expire at the annual meeting of stockholders to be held in 2014 and 2015, respectively.  The three classes are currently comprised of the following directors:

•	Class I consists of Kenneth C. Ambrecht, Eugene I. Davis, David R. Lumley, and Omar M. Asali, who will serve until the annual meeting of stockholders to be held in 2014;

•	Class II consists of David M. Maura, Terry L. Polistina, and Hugh R. Rovit, who will serve until the annual meeting of stockholders to be held in 2015; and

•	Class III consists of Virginia A. Kamsky, Marc S. Kirschner, and Norman S. Matthews, who will serve until the Annual Meeting.

The name of the nominee being presented for consideration by the stockholders (an incumbent director) and our continuing directors, their ages, the years in which they became directors of the Company, and certain other information about them are set forth on the following pages.  Following the Annual Meeting, Class III will consist of only one director.  Proxies cannot be voted for a greater number of persons than the one nominee.  Except for (i) Spectrum Brands, Inc. (“SBI”) and Applica Consumer Products, Inc., which are both subsidiaries of the Company; (ii) Russell Hobbs, Inc. (“Russell Hobbs”), which was merged into SBI during fiscal year 2010 (the “Merger”); (iii) Harbinger Group Inc. (“HRG”), which owns a majority of the Company’s voting securities and may be deemed a parent company or affiliate of the Company; and (iv) Harbinger Capital Partners LLC (“Harbinger Capital”), which through its affiliates, including HRG, may be deemed to be the Company’s parent company or otherwise an affiliate of the Company, none of the corporations or other organizations referred to on the following pages with which a director or nominee for director has been employed or otherwise associated is currently a parent, subsidiary, or other affiliate of the Company.

Nominee for Re-Election to the Board of Directors

The nominee for the director in Class III, whose three-year term will expire at Annual Meeting, is as follows:

Norman S. Matthews Age 80
Mr. Matthews has served as one of our directors since June 2010.  Prior to that time, he had served as a director of SBI since August 2009.  Mr. Matthews has over three decades of experience as a business leader in marketing and merchandising, and is currently an independent business consultant.  As former President of Federated Department Stores, he led the operations of one of the nation’s leading department store retailers with over 850 department stores, including those under the names of Bloomingdales, Burdines, Foley’s, Lazarus and Rich’s, as well as various specialty store chains, discount chains and Ralph’s Grocery.  In addition to his senior management roles at Federated Department Stores, Mr. Matthews also served as Senior Vice President and General Merchandise Manager at E.J. Korvette and Senior Vice President of Marketing and Corporate Development at Broyhill Furniture Industries.  Mr. Matthews is a Princeton University graduate, and earned his Master’s degree in Business Administration from Harvard Business School.  He also currently serves on the Boards of Directors at Duff & Phelps Corporation, Henry Schein, Inc., The Children’s Place Retail Stores, Inc., is a director emeritus of Sunoco, The Progressive Corporation, Toys R’ Us, and Federated Department Stores, and is a trustee emeritus at the American Museum of Natural History.  Mr. Matthews is the Chairman of our Nominating and Corporate Governance Committee.  Mr. Matthews’ extensive experience with the operations of various notable consumer products retailers led the Board of Directors to conclude that he should be a member of the Board of Directors.

Directors Continuing in Office

The directors continuing in office in Class I, whose three-year term will expire at the 2014 annual meeting of stockholders, are as follows:

Kenneth C. Ambrecht Age 67
Mr. Ambrecht has served as one of our directors since June 2010.  Prior to that time, he had served as a director of SBI from August 2009 to June 2010.  Since December 2005, Mr. Ambrecht has served as a principal of KCA Associates LLC, through which he provides advice on financial transactions.  From July 2004 to December 2005, Mr. Ambrecht served as a Managing Director with the investment banking firm First Albany Capital, Inc.  Prior to that, Mr. Ambrecht was a Managing Director with Royal Bank Canada Capital Markets.  Prior to that post, Mr. Ambrecht worked with the investment bank Lehman Brothers as Managing Director with its capital market division.  Mr. Ambrecht is also a member of the Board of Directors of American Financial Group, Inc.  During the past five years, Mr. Ambrecht has also served as a director of Dominion Petroleum Ltd. And Fortescue Metals Group Limited.  Mr. Ambrecht serves as the Chairman of our Compensation Committee and is a member of our Nominating and Corporate Governance Committee.  Mr. Ambrecht’s experience in banking and capital markets led the Board of Directors to conclude that he should be a member of the Board of Directors.

Eugene I. Davis Age 57
Mr. Davis has served as one of our directors since June 2010.  Prior to that time, he had served as a director of SBI from August 2009 to June 2010. Since 1999, Mr. Davis is Chairman and Chief Executive Officer of PIRINATE Consulting Group, LLC, a privately held consulting firm specializing in turnaround management, merger and acquisition consulting and hostile and friendly takeovers, proxy contests and strategic planning advisory services for domestic and international public and private business entities. Since forming PIRINATE in 1997, Mr. Davis has advised, managed, sold, liquidated and served as a Chief Executive Officer, Chief Restructuring Officer, Director, Committee Chairman and Chairman of the Board of a number of businesses operating in diverse sectors such as telecommunications, automotive, manufacturing, high-technology, medical technologies, metals, energy, financial services, consumer products and services, import-export, mining and transportation and logistics. Previously, Mr. Davis served as President, Vice Chairman and Director of Emerson Radio Corporation and Chief Executive Officer and Vice Chairman of Sport Supply Group, Inc. He began his career as an attorney and international negotiator with Exxon Corporation and Standard Oil Company (Indiana) and as a partner in two Texas-based law firms, where he specialized in corporate/securities law, international transactions and restructuring advisory. Mr. Davis holds a bachelor’s degree from Columbia College, a master of international affairs degree (MIA) in international law and organization from the School of International Affairs of Columbia University, and a Juris Doctorate from Columbia University School of Law.   Mr. Davis is the Chairman of our Audit Committee and is a member of our Compensation Committee. Mr. Davis’ broad experience as a director of other public companies, including other consumer products companies, and his qualification as an “audit committee financial expert,” led the Board of Directors to conclude that he should be a member of the Board of Directors.  Mr. Davis is also a director of Atlas Air Worldwide Holdings, Inc., Global Power Equipment Group Inc., WMI Holdings Corp., and U.S. Concrete, Inc. He is also a director of ALST Casino Holdco, LLC, Trump Entertainment Resorts, Inc. and Lumenis Ltd., whose common stock is registered under the Securities Exchange Act of

1934 but does not publicly trade. During the past five years, Mr. Davis has also been a director of Ambassadors International, Inc., American Commercial Lines Inc., Delta Airlines, Foamex International Inc., Dex One Corp., Footstar, Inc., Granite Broadcasting Corporation, GSI Group, Inc., Ion Media Networks, Inc., Knology, Inc., Media General, Inc., Mosaid Technologies, Inc., Ogelbay Norton Company, Orchid Cellmark, Inc., PRG-Schultz International Inc., Roomstore, Inc., Rural/Metro Corp., SeraCare Life Sciences, Inc., Silicon Graphics International, Smurfit-Stone Container Corporation, Solutia Inc., Spansion, Inc., Tipperary Corporation, Viskase, Inc. and YRC Worldwide, Inc.

David R. Lumley Age 58
Mr. Lumley has served as one of our directors since June 2010 and has served as a director of SBI since April 2010.  Mr. Lumley has served as our Chief Executive Officer, President, Global Batteries and President, Home & Garden since June 2010.  Mr. Lumley has served as SBI’s Chief Executive Officer and President since April 2010, and previously served as Co-Chief Operating Officer from January 2007 to April 2010.  Mr. Lumley was appointed SBI’s President, Global Batteries and Personal Care in January 2007, and in October 2008 his area of responsibility was expanded to include the Home and Garden business.  Prior to that time, he had served as SBI’s President, North America from the time he joined SBI in January 2006.  Mr. Lumley joined SBI from his position as President, Rubbermaid Home Products North America, which he had held since January 2004.  Prior to his position at Rubbermaid, Mr. Lumley had been president and Chief Executive Officer of EAS, a leading sports nutrition company, since 1999.  His background includes more than 25 years of experience in the consumer products industry, including having served as President of Brunswick Bicycles, President of OMC International, Senior Vice President, Sales and Marketing at Outboard Marine Corporation, and in a variety of leadership positions with Wilson Sporting Goods Co. and other companies.  Mr. Lumley has served on the board of directors of Outboard Marine Corporation, EAS, Inc., Naked Juice Company, and Botanic Oil Innovations, Inc.  Mr. Lumley holds an undergraduate degree from Western Illinois University, and Masters of Journalism and Masters of Business Administration degrees from Northwestern University.  Mr. Lumley’s experience with the operations of the Company and its subsidiaries led the Board of Directors to conclude that he should be a member of the Board of Directors.

Omar M. Asali Age 42
Mr. Asali has served as our Vice Chairman of the Board of Directors and as one of our directors since July 2011.  Mr. Asali has served as a director of Harbinger Group Inc. since May 2011, was named acting President of Harbinger Group Inc. effective June 2011, and became President in October 2011.  Mr. Asali is also a director of Zap.com Corporation.  He served as a Managing Director and Head of Global Strategy for Harbinger Capital Partners from 2009 to 2012 where he was responsible for global portfolio and business strategy.  Prior to joining Harbinger Capital Partners in 2009, Mr. Asali was the co-head of Goldman Sachs Hedge Fund Strategies (HFS) where he helped to manage $25 billion of capital allocated to external managers.  Mr. Asali also served as co-chair of the Investment Committee at Goldman Sachs HFS.  Before joining Goldman Sachs HFS in 2003, Mr. Asali worked in Goldman Sachs’ Investment Banking Division, providing M&A and strategic advisory services to clients in the High Technology Group.  Mr. Asali previously worked at Capital Guidance, a boutique private equity firm.  Mr. Asali began his career as a CPA, working for a public accounting firm.  Mr. Asali received a B.S. in Accounting from Virginia Tech and an M.B.A. from Columbia Business School.  Mr. Asali is a member of our Nominating and Corporate Governance Committee.  Mr. Asali’s experience and in-depth knowledge of capital markets and the financial services industry enables Mr. Asali to provide valuable guidance to the Board of Directors, including with respect to assessment of business and financial market trends and strategic planning.  These considerations, as well as his relationship with Harbinger Group Inc., led the Board of Directors to conclude that Mr. Asali should be a member of the Board of Directors.

The directors continuing in office in Class II, whose three-year term will expire at the 2015 annual meeting of stockholders, are as follows:

David M. Maura Age 40
Mr. Maura has served as our Chairman of the Board of Directors since July 2011 and served as interim Chairman of the Board and as one of our directors since June 2010.  Mr. Maura is a Managing Director and the Executive Vice President of Investments at Harbinger Group Inc., and is a member of Harbinger Group Inc.’s board of directors.  Mr. Maura previously served as a Vice President and Director of Investments of Harbinger Capital from 2006 until 2012, where he was responsible for investments in consumer products, agriculture and retail sectors.  Prior to joining Harbinger Capital in 2006, Mr. Maura was a Managing Director and Senior Research Analyst at First Albany Capital, where he focused on distressed debt and special situations, primarily in the consumer products and retail sectors.  Prior to First Albany, Mr. Maura was a Director and Senior High Yield Research Analyst in Global High Yield Research at Merrill Lynch & Co.  Mr. Maura was a Vice President and Senior Analyst in the High Yield Group at Wachovia Securities, where he covered various consumer product, service, and retail companies.  Mr. Maura began his career at ZPR Investment Management as a Financial Analyst.  During the past five years, Mr. Maura has served on the board of directors of Ferrous Resources, Ltd., Russell Hobbs (formerly Salton, Inc.), Applica, Inc., and Harbinger Group Inc.  Mr. Maura received a B.S. in Business Administration from Stetson University and is a CFA charterholder.  Mr. Maura is a member of our Compensation Committee.  Mr. Maura’s experience in finance and investment, and his relationship with Harbinger Group Inc. led the Board of Directors to conclude that he should be a member of the Board of Directors.

Terry L. Polistina Age 49
Mr. Polistina has served as one of our directors since June 2010.  Prior to that time, he had served as a director of SBI from August 2009 to June 2010.  Mr. Polistina served as our President, Small Appliances since June 2010 and became President–Global Appliances in October 2010.  Prior to that time, Mr. Polistina served as the CEO and President of Russell Hobbs.  Mr. Polistina served as Chief Operating Officer at Applica, Inc. in 2006 to 2007 and Chief Financial Officer from 2001 to 2007, at which time Applica, Inc. combined with Russell Hobbs.  Mr. Polistina also served as a Senior Vice President of Applica, Inc. since June 1998.  Mr. Polistina received an undergraduate degree in finance from the University of Florida and holds a Masters of Business Administration from the University of Miami.  Mr. Polistina’s experience with the operations of Russell Hobbs and Applica, Inc. led the Board of Directors to conclude that he should be a member of the Board of Directors.

Hugh R. Rovit Age 52
Mr. Rovit has served as one of our directors since June 2010.  Prior to that time, he had served as a director of SBI from August 2009 to June 2010.  Mr. Rovit is presently Chief Executive Officer of Sure Fit Inc., a marketer and distributor of home furnishing products, and was a Principal at a turnaround management firm Masson & Company from 2001 through 2005.  Previously, Mr. Rovit held the positions of Chief Financial Officer of Best Manufacturing, Inc., a manufacturer and distributor of institutional service apparel and textiles, from 1998 through 2001 and Chief Financial Officer of Royce Hosiery Mills, Inc., a manufacturer and distributor of men’s and women’s hosiery, from 1991 through 1998.  Mr. Rovit currently serves on the Boards of Directors for Nellson Nutraceutical

Inc. and Kid Brands Inc., and is a director emeritus of Atkins Nutritionals Inc., Oneida, Ltd., and Cosmetic Essence, Inc.  Mr. Rovit received his Bachelor of Arts degree with distinction in government from Dartmouth College and has a Masters of Business Administration from the Harvard Business School.  Mr. Rovit is a member of our Audit Committee.  Mr. Rovit’s experience with the operations of various consumer products companies led the Board of Directors to conclude that he should be a member of the Board of Directors.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

In addition to those directors named above who are also executive officers of the Company, set forth below is certain information concerning non-director employees who serve as executive officers of the Company.  Our executive officers serve at the discretion of the Board of Directors.  Except for SBI, United Industries Corporation (“United”), and the United Pet Group division of United, none of the corporations or other organizations referred to below with which an executive officer has been employed or otherwise associated is a parent, subsidiary, or other affiliate of the Company.

Mr. Nathan E. Fagre, age 57, was appointed our Vice President, General Counsel and Secretary in January 2011, and was promoted to Senior Vice President, General Counsel and Secretary in May 2012.  He previously had served as Senior Vice President, General Counsel and Secretary for ValueVision Media, Inc. from May 2000 until January 2011.  Prior to that time, he had served as Senior Vice President, General Counsel and Secretary for the exploration and production division of Occidental Petroleum Corporation, from May 1995 until April 2000.  Before joining Occidental Petroleum Corporation, Mr. Fagre had been in private law practice with Sullivan & Cromwell, LLP and Gibson, Dunn & Crutcher, LLP.

Mr. Anthony L. Genito, age 56, was appointed our Executive Vice President, Chief Financial Officer and Chief Accounting Officer in June 2010.  Mr. Genito has also served as Executive Vice President, Chief Financial Officer and Chief Accounting Officer of SBI since October 2007.  He previously had served as SBI’s Senior Vice President, Chief Financial Officer and Chief Accounting Officer since June 2007.  From October 2005 until June 2007, Mr. Genito served as SBI’s Senior Vice President and Chief Accounting Officer, and from June 2004, when he joined SBI, until October 2005, he served as Vice President, Finance and Chief Accounting Officer.  Before joining SBI, Mr. Genito was employed for twelve years at Schering-Plough Corporation in various financial management positions, including serving as Vice President Global Supply Chain from July 2002 to June 2004.  He began his career at Deloitte & Touche.

Mr. John A. Heil, age 60, was appointed our President, Global Pet Supplies in June 2010.  On January 3, 2013 he announced his intention to retire from the Company effective March 31, 2013.  Prior to his appointment in June 2012, he had served as SBI’s Co-Chief Operating Officer and President, Global Pet Supplies since January 2007.  He served as SBI’s President, Global Pet, from October 1, 2005 until January 2007.  Prior to that time he had served as SBI’s President, United Pet Group division of United, since April 2005, shortly after SBI’s acquisition of United in February 2005.  Mr. Heil had served as President and Chief Executive Officer of the United Pet Group division of United since United acquired United Pet Group in June 2004.  Mr. Heil joined United Pet Group Inc. as Chairman and CEO in June 2000.  Prior to that time, he spent twenty-five years with the H.J. Heinz Company in various executive management positions including President and Managing Director of Heinz Pet Products, President of Heinz Specialty Pet and Executive Vice President of StarKist Seafood.  Mr. Heil also serves as a director and member of the audit committee of VCA Antech, Inc.

BOARD ACTIONS; BOARD MEMBER INDEPENDENCE;
COMMITTEES OF THE BOARD OF DIRECTORS

Board Activities

During our fiscal year ended September 30, 2012 (“Fiscal 2012”), our Board of Directors held four regular meetings, four special meetings, and acted by unanimous written consent on two occasions.  The non-management directors met separately in an executive session on four occasions immediately following each of the regular board meetings.  David M. Maura, the Chairman of our Board of Directors, presided at the non-management executive sessions of the Board of Directors.  No director attended less than 75% of the Board of Directors meetings or the meetings of any committee on which he or she served during Fiscal 2012.

Our Board of Directors has affirmatively determined that none of the following directors has a material relationship with the Company (either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company): Norman S. Matthews, Eugene I. Davis, Marc S. Kirschner, and Hugh R. Rovit.  Our Board of Directors has adopted the definition of “independent director” set forth under Section 303A.02 of the New York Stock Exchange Listed Company Manual (the “NYSE Listed Company Manual”) to assist it in making determinations of independence.  The Board of Directors has determined that the directors referred to above currently meet these standards and qualify as independent.  The Board of Directors has made no determination with respect to the remaining directors.

All of our directors attended our 2012 annual meeting of shareholders, and we expect all members of our Board of Directors to attend the Annual Meeting.

Our Board of Directors evaluates the appropriate leadership structure for the Company on an ongoing basis, including whether or not one individual should serve as both Chief Executive Officer and Chairman of our Board of Directors.  While the Board of Directors has not adopted a formal policy, we currently separate the positions of Chief Executive Officer and Chairman of our Board of Directors.  David R. Lumley currently serves as our Chief Executive Officer and David M. Maura currently serves as our Chairman of the Board of Directors.  The Board of Directors believes that the respective roles of Mr. Lumley and Mr. Maura best utilize their skills and qualifications in the service of the Company at this time.  The Board retains the ability to adjust its leadership structure as the needs of the business change.

Committees Established by Our Board of Directors

The Board of Directors has designated three principal standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.  In addition, our Charter and By-Laws currently require a Special Nominating Committee consisting of three independent directors until such time as there is no person who, together with such person’s affiliates or members of a group to which such person belongs, beneficially owns 40% of our outstanding voting securities.  Proposal 2 to be considered at the Annual Meeting, if approved by the stockholders, would dissolve this committee.  The functions of each committee and the number of meetings held by each committee in Fiscal 2012 are noted below.

Audit Committee.  The Audit Committee has been established in accordance with Section 303A.06 of the NYSE Listed Company Manual and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the overall purpose of overseeing the Company’s accounting and financial reporting processes and audits of our financial statements.  The Audit Committee is responsible for monitoring (i) the integrity of our financial statements, (ii) the independent registered public accounting firm’s qualifications and independence, (iii) the performance of our internal audit function and independent auditors, and (iv) our compliance with legal and regulatory requirements.  The responsibilities and authority of the Audit Committee are described in further detail in the Charter of the Audit Committee of the Board of Directors of Spectrum Brands Holdings, Inc., as adopted by the Board of Directors in June 2010, a copy of which is available at our Internet website at www.spectrumbrands.com under “Investor Relations – Corporate Governance.”  The report of the Audit Committee for Fiscal 2012 is included elsewhere in this proxy statement.

The current members of our Audit Committee are Eugene I. Davis, Marc S. Kirschner, and Hugh R. Rovit.  Our Audit Committee held four regular meetings and three telephonic meetings in Fiscal 2012.  All of the members of the Audit Committee attended all meetings.  Each of the members of the Audit Committee qualifies as independent, as such term is defined in Section 303A.02 of the NYSE Listed Company Manual, Section 10A(m)(3)(B) of the Exchange Act and Exchange Act Rule 10A-3(b).

Mr. Davis is the Chairperson of our Audit Committee and our Audit Committee Financial Expert.  Mr. Davis possesses the attributes of an “audit committee financial expert” set forth in the rules promulgated by the SEC in furtherance of Section 407 of the Sarbanes-Oxley Act of 2002.  Mr. Davis currently serves on the audit committees of three other public companies.  The Board of Directors has determined that such service does not impair the ability of Mr. Davis to serve effectively on the Audit Committee.

Compensation Committee.  Our Compensation Committee is responsible for (i) overseeing our compensation and employee benefits plans and practices, including our executive compensation plans and our incentive-compensation and equity-based plans, (ii) evaluating and approving the performance of the CEO and other executive officers in light of those goals and objectives, and (iii) reviewing and discussing with management our compensation discussion and analysis disclosure and compensation committee reports in order to comply with our public reporting requirements.  The responsibilities and authority of the Compensation Committee are described in further detail in the Charter of the Compensation Committee of the Board of Directors of Spectrum Brands Holdings, Inc., a copy of which is available at our Internet website at www.spectrumbrands.com under “Investor Relations – Corporate Governance.”  The report of the Compensation Committee for Fiscal 2012 is included elsewhere in this proxy statement.

The current members of our Compensation Committee are Kenneth C. Ambrecht, Eugene I. Davis, and David M. Maura.  Our Compensation Committee held four regular meetings, two telephonic meetings, and acted by unanimous written consent on two occasions during Fiscal 2012.  All committee members attended all meetings.  Mr. Ambrecht is Chairperson of our Compensation Committee.  As a controlled company under Section 303A.00 of the NYSE Listed Company Manual, our Compensation Committee is not required to comply with the independence requirements set forth in Section 303A.05 of the NYSE Listed Company Manual.  As such, we have not made a determination as to whether all of the members of our Compensation Committee qualify as independent, as such term is defined in Section 303A.02 of the NYSE Listed Company Manual.

Nominating and Corporate Governance Committee.  Our Nominating and Corporate Governance Committee is, subject to the rights of our Special Nominating Committee set forth in our Charter and By-Laws, responsible for (i) identifying and recommending to the Board of Directors individuals qualified to serve as our directors and on our committees of the Board of Directors, (ii) advising the Board of Directors with respect to board composition, procedures and committees, (iii) developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company, and (iv) overseeing the evaluation process of the Board of Directors and our Chief Executive Officer.  The responsibilities and authority of the Nominating and Corporate Governance Committee are described in further detail in the Charter of the Nominating and Corporate Governance Committee of the Board of Directors of Spectrum Brands Holdings, Inc. adopted by the Board of Directors in June 2010, a copy of which is available at our Internet website at www.spectrumbrands.com under “Investor Relations – Corporate Governance.”

The current members of our Nominating and Corporate Governance Committee are Kenneth C. Ambrecht, Virginia A. Kamsky, Marc S. Kirschner, Norman S. Matthews, and Omar M. Asali.  Our Nominating and Corporate Governance Committee held two regular meetings during Fiscal 2012.  Mr. Matthews is the Chairperson of our Nominating and Corporate Governance Committee.  As a controlled company under Section 303A.00 of the NYSE Listed Company Manual, our Nominating and Corporate Governance Committee is not required to comply with the independence requirements set forth in Section 303A.04 of the NYSE Listed Company Manual.  As such, we have not made a determination as to whether all of the members of our Nominating and Corporate Governance Committee qualify as independent, as such term is defined in Section 303A.02 of the NYSE Listed Company Manual.

Special Nominating Committee

In addition to the Committees described above established by our Board of Directors, our Charter and By-Laws currently also require the establishment of a Special Nominating Committee consisting of three directors, each of whom shall be an “independent director” as such term is defined in Section 303A.02 of the NYSE Listed Company Manual.  The Special Nominating Committee responsibilities are (i) to identify and nominate individuals qualified to serve as directors pursuant to Section 3.4(B)(i) of our By-Laws, which require that at least three of the members of our Board of Directors are to be independent directors nominated by the Special Nominating Committee, (ii) to take all actions and make all determinations which are to be taken by the Special Nominating Committee pursuant to (x) our Charter, (y) our By-Laws, or (z) the Stockholder Agreement, dated as of February 9, 2010 (the “Stockholder Agreement”), by and among the Company and certain affiliates of Harbinger Capital, and (iii) to enforce on behalf of the Company the Stockholder Agreement.

The current members of our Special Nominating Committee are Marc S. Kirschner, Norman S. Matthews, and Hugh R. Rovit.  Our Special Nominating Committee held one regular meeting during Fiscal 2012.  Each of the members of our Special Nominating Committee is an independent director, as such term is defined in Section 303A.02 of the NYSE Listed Company Manual.  Any vacancy on the Special Nominating Committee is to be filled with an independent director selected by the remaining members (or member) of the Special Nominating Committee.

It has been proposed by the Board of Directors that the Charter be amended to dissolve the Special Nominating Committee.  See “Proposal 2: Amendment to Certificate of Incorporation to Dissolve Special Nominating Committee” for details regarding the proposed dissolution of the Special Nominating Committee.

Risk Management and the Board’s Role

The Company’s risk assessment and management function is led by the Company’s senior management, which is responsible for day-to-day management of the Company’s risk profile, with oversight from the Board of Directors and its Committees.  Central to the Board of Directors’ oversight function is our Audit Committee.  In accordance with the Audit Committee Charter, the Audit Committee is responsible for the oversight of the financial reporting process and internal controls.  In this capacity, the Audit Committee is responsible for discussing guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company, including the internal auditing department, assess and manage the Company’s exposure to risk, as well as the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

The Company has implemented an annual formalized risk assessment process.  In accordance with the Company’s process, a committee (the “Risk Assessment Steering Committee”) of certain members of senior management has the responsibility to identify, assess, and oversee the management of risk for the Company.  The Risk Assessment Steering Committee consists of: the Chief Financial Officer, the Vice President–Treasurer, the General Counsel, the Vice President–Business Technology, the Vice President – Tax, the Division Vice President – Financial Planning and Analysis, and the Company’s head of internal audit.  This committee obtains input from other members of management and subject matter experts as needed.  Management uses the collective input received to measure the potential likelihood and impact of key risks and to determine the adequacy of the Company’s risk management strategy.  Periodically representatives of this committee report to the Audit Committee on its activities and the Company’s risk exposure.  The risk assessment is also used, in part, as an input into the Company’s internal audit plan.

The risk oversight responsibility of the Board of Directors and its Committees is then facilitated by established management reporting processes designed to, among other goals, provide visibility to the Board of Directors and its Committees into the Company’s risk management practices.

Availability of Corporate Governance Guidelines, Committee Charters, and Codes of Ethics

Copies of our (i) Corporate Governance Guidelines, (ii) charters for our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Special Nominating Committee, (iii) Code of

Business Conduct and Ethics, and (iv) Code of Ethics for the Principal Executive Officer and Senior Financial Officers are available at our Internet website at www.spectrumbrands.com under “Investor Relations – Corporate Governance.”  Any stockholder may obtain copies of these documents by sending a written request to Spectrum Brands Holdings, Inc., 601 Rayovac Drive, Madison, Wisconsin 53711, Attention: Vice President, Investor Relations, by calling us at (608) 275-3340, or by writing to us via e-mail at investorrelations@spectrumbrands.com.  None of the information posted on our website is incorporated by reference into this proxy statement.

DIRECTOR NOMINATION PROCESS

Nominations for our Board of Directors are made by our Nominating and Corporate Governance Committee, except where our Charter and our By-Laws require that such nominations be made by our Special Nominating Committee.  Our Charter and By-Laws provide that at least three of the members of our Board of Directors are to be independent directors nominated by the Special Nominating Committee.  The remaining seven directors are to be nominated by the Nominating and Governance Committee.  The Nominating and Corporate Governance Committee and the Special Nominating Committee are sometimes referred to herein as the “Nominating Committees.”  Proposal 2 to be considered at the Annual Meeting, if approved by the required vote of stockholders, would operate to dissolve the Special Nominating Committee, and subsequently the responsibility for identifying and nominating all directors, including independent directors, will be solely that of the Nominating and Corporate Governance Committee.

The Nominating Committees may identify potential board candidates from a variety of sources, including recommendations from current directors or management, recommendations of stockholders or any other source the Nominating Committees deem appropriate.  Each of the Nominating Committees may also engage a search firm or consultant to assist in identifying, screening, and evaluating potential candidates.  The Nominating Committees have been given sole authority to retain and terminate any such search firms or consultants.

In considering candidates for our Board of Directors, the Nominating Committees evaluate the entirety of each candidate’s credentials.  The Nominating Committees consider, among other things: (i) business or other relevant experience; (ii) expertise, skills, and knowledge; (iii) integrity and reputation; (iv) the extent to which the candidate will enhance the objective of having directors with diverse viewpoints, backgrounds, expertise, skills, and experience; (v) willingness and ability to commit sufficient time to Board of Directors responsibilities; and (vi) qualification to serve on specialized board committees, such as the Audit Committee or Compensation Committee.

Our stockholders may recommend potential director candidates to our Nominating Committees by following the procedures described below.  The Nominating Committees will evaluate recommendations from stockholders in the same manner that it evaluates recommendations from other sources.  If you wish to recommend a potential director candidate for consideration by the Nominating Committees, please send your recommendation to Spectrum Brands Holdings, Inc., 601 Rayovac Drive, Madison, Wisconsin, 53711, Attention: Corporate Secretary.  Any notice relating to candidates for election at the 2014 annual meeting must be received no earlier than November 1, 2013 and no later than December 1, 2013 in accordance with our By-Laws.  You should use first class, certified mail in order to ensure the receipt of your recommendation.  Any recommendation must include: (i) your name and address and a list of the number of shares of Common Stock that you own; (ii) the name, age, business address, and residence address of the proposed candidate; (iii) the principal occupation or employment of the proposed candidate over the preceding ten years and the person’s educational background; (iv) a statement as to why you believe such person should be considered as a potential candidate; (v) a description of any affiliation between you and the person you are recommending; and (vi) the consent of the proposed candidate to your submitting him or her as a potential candidate.  You should note that the foregoing process relates only to bringing potential candidates to the attention of the Nominating Committees.  This process will not give you the right to directly propose a nominee at any meeting of stockholders.

Under our By-Laws, stockholders may also nominate candidates for election at an annual meeting of stockholders.  See “Stockholder Proposals for 2014 Annual Meeting” for details regarding the procedures and timing for the submission of such nominations.  Director nominees submitted through this process will be eligible for election at the annual meeting, but information about these candidates will not be included in proxy materials sent to stockholders prior to the meeting, except as described in that section.

EXECUTIVE COMPENSATION

Report of the Compensation Committee of the Board of Directors

The Compensation Committee of the Board of Directors has reviewed and discussed the following section of this report entitled “Compensation Discussion and Analysis” with management.  Based on this review and discussion, the Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012.

Compensation Committee

Kenneth C. Ambrecht (Chairman)
Eugene I. Davis
David M. Maura

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis section sets forth a description of our practices regarding executive compensation matters, with respect to our named executive officers.  You should read this section together with the executive compensation tables and narratives which follow, as those sections and this section inform one another.

Executive Summary

Our compensation programs are designed to attract and retain highly qualified executives, to align the compensation paid to executives with the business strategies of our Company, and to align the interests of our executives with the interests of our stockholders.  These programs are based on our pay for performance philosophy in which variable compensation represents a majority of an executive’s potential compensation.  In Fiscal 2013, the percentage of annual compensation for our named executive officers which is tied to achievement of the Company’s performance objectives as set by the Compensation Committee, ranges from 69.9% to 93.2%.

In terms of our Fiscal 2012 performance, we reported increased net sales and adjusted EBITDA that was in line with the guidance we provided to the financial community, and consolidated free cash flow that significantly exceeded that guidance.  Management continued to execute the Spectrum Value Model in a challenging economic environment, and maintained a disciplined focus on cost controls while integrating the Black Flag and FURminator acquisitions during Fiscal 2012.  In addition,  the acquisition of the residential hardware and home improvement business operated by Stanley Black & Decker, Inc. (the "HHI Group") from Stanley Black & Decker, Inc., which was announced on October 8, 2012 and consummated on December 17, 2012 was a major focus of senior management in the fourth quarter of Fiscal 2012.

Compensation decisions for the named executive officers (NEOs) in 2012 were consistent with our pay for performance philosophy and our corporate goals of increased growth and free cash flow generation.  These decisions included the following:

•	Our fiscal results produced annual cash incentive compensation that was above target;

•	We maintained our performance-based equity incentive grants at the same levels as the prior year; and

•
The Spectrum 500 equity incentive program, which had a two-year performance period ending September 30, 2012, provided incentives to the named executive officers and other key members of management to achieve increased adjusted EBITDA growth and accelerated free cash flow generation, in each case, above our forecasted plans for Fiscal 2012.

In establishing our compensation programs, our Compensation Committee obtains the advice of its independent outside advisor, Towers Watson, and evaluates the Company’s programs with reference to a peer group of 15 companies, as specified in the section titled "Role of Committee-Retained Consultants."

At our 2011 Annual Meeting of Stockholders, our stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, compensation tables, and related narrative disclosure in the proxy statement for the 2011 Annual Meeting.  Our compensation practices as discussed in this proxy statement are materially consistent with those discussed in the proxy statement for the 2011 Annual Meeting.  Also at the 2011 Annual Meeting, our stockholders held a separate vote, on an advisory basis, relating to the frequency of the advisory vote on the compensation of the Company’s named executive officers, pursuant to which our stockholders indicated their preference that such vote be held every three years, which was the frequency recommended by the Board of Directors.  Accordingly, the next stockholder advisory vote on executive compensation will be held at the Company’s 2014 Annual Meeting of Stockholders.

Our Named Executive Officers

The Company’s named executive officers for Fiscal 2012 consisted of the following persons:

Named Executive Officer	Position
David R. Lumley	Chief Executive Officer; President, Global Batteries; President, Home & Garden; and Director
Anthony L. Genito	Executive Vice President, Chief Financial Officer and Chief Accounting Officer
John A. Heil	President–Global Pet Supplies
Terry L. Polistina	President–Global Appliances; and Director
Nathan E. Fagre	Senior Vice President, General Counsel and Secretary

Our Compensation Committee

The Compensation Committee of our Board of Directors (the “Compensation Committee”) is responsible for developing, adopting, reviewing, and maintaining the Company’s executive compensation programs in order to ensure that they continue to benefit the Company.  The current members of the Compensation Committee are Kenneth C. Ambrecht (Chairman), Eugene I. Davis, and David M. Maura.

Background on Compensation Considerations

The Company pursues several objectives in determining its executive compensation programs.  It seeks to attract and retain highly qualified executives and ensure continuity of senior management for the Company as a whole and for each of the Company’s business segments, to the extent consistent with the overall objectives and circumstances of the Company.  It seeks to align the compensation paid to our executives with the overall business strategies of the Company while leaving the flexibility necessary to respond to changing business priorities and circumstances.  It also seeks to align the interests of our executives with those of our stockholders and seeks to reward our executives when they perform in a manner that creates value for our stockholders.  In order to carry out this function, the Compensation Committee:

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Considers the advice of independent compensation consultants engaged to advise on executive compensation issues and program design, including advising on the Company’s compensation program as it compares to similar companies;

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Reviews compensation summaries for each named executive officer at least once a year, including the compensation and benefit values offered to each executive, accumulated value of equity and other past compensation awards, and other contributors to compensation;

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Consults with our Chief Executive Officer and other management personnel and Company consultants, including our Vice President of Global Human Resources, in regards to compensation matters and periodically meets in executive session without management to evaluate management's input; and

•	Solicits comments and concurrence from other board members regarding its recommendations and actions at the Company’s regularly scheduled board meetings.

Philosophy on Performance Based Compensation

The Compensation Committee has designed the Company’s executive compensation programs so that, at target levels of performance, a significant portion of the value of each executive’s annual compensation (consisting of salary and incentive awards) is based on the Company’s achievement of performance objectives set by the Compensation Committee.  We believe that a combination of annual fixed base pay and incentive performance-based pay provides our named executive officers with an appropriate mix of current cash compensation (which will allow our management to stay focused on their duties) and performance compensation, (which will encourage our management to work toward the success of our business).  However, in applying these compensation programs to both individual and Company circumstances, the percentage of annual compensation based on the Company’s achievement of performance objectives set by the Compensation Committee varies by individual, and the Compensation Committee is free to design compensation programs that provide for target-level performance-based compensation to be an amount greater than, equal to, or less than 50% of total annual compensation.  For example, for Fiscal 2013, the percentage of annual compensation based on the Company’s achievement of performance objectives set by the Compensation Committee is as set forth below for each named executive officer who continues to be employed by the Company (Mr. Heil is retiring from the Company in March 2013 and is not participating in the equity incentive programs for Fiscal 2013; accordingly, he is not included in this table):

Named Executive	% Performance Based
David R. Lumley	92.8%
Anthony L. Genito	93.2%
Terry L. Polistina	92.0%
Nathan E. Fagre	69.6%

The remainder of each executive’s compensation is made up of amounts that do not vary based on performance.  For all named executive officers, these non-performance based amounts are set forth in such executive’s employment agreement or written terms of employment, as described below, subject to annual review and potential increase by the Compensation Committee.  These amounts are determined by the Compensation Committee taking into account current market conditions, the Company’s financial condition at the time such compensation levels are determined, compensation levels for similarly situated executives with other companies, experience level, and the duties and responsibilities of such executive’s position.

A component of compensation (whether performance-based or time-based) also consists of multi-year incentive programs.  We believe that awards that vest over time enhance the stability of our senior management team and provide greater incentives for our named executive officers to remain at the Company.

Role of Committee-Retained Consultants

Our Compensation Committee has retained an outside consultant, Towers Watson, to assist us in formulating and evaluating executive and director compensation programs.  The Compensation Committee, directly or through our Vice President of Global Human Resources, periodically requests Towers Watson to:

•	Provide comparative market date for our peer group, and other groups on request, with respect to compensation matters;

•	Analyze our compensation and benefit programs relative to our peer group;

•	Advise the Compensation Committee on compensation matters and management proposals with respect to compensation matters;

•	Assist in the preparation of this report and the compensation tables provided herewith; and

•	On request, participate in meetings of the Compensation Committee.

In order to encourage an independent view point, the Compensation Committee and its members have access to Towers Watson at any time without management present and have consulted from time to time with Towers Watson without management present.

Towers Watson, with input from management and the Compensation Committee, has developed a peer group  of companies based on a variety of criteria, including type of business, revenue, assets and market capitalization.  The composition of this peer group is reviewed annually by the Compensation Committee and Towers Watson and, if appropriate, revised, based on changes in business orientation of peer group companies, changes in financial size or performance of the Company and the peer group companies, and merger, acquisition or bankruptcy of companies in the peer group.  At the end of Fiscal 2011, the peer group utilized consisted of 15 companies, comprised of Fortune Brands, Inc., Newell Rubbermaid Inc., Clorox Corporation, Mattel Inc., Jarden Corp., Hasbro Inc., Energizer Holdings, Inc., The Scotts Miracle-Gro Co., Exide Technologies, Church & Dwight Co. Inc., Tupperware Brands Corporation, Central Garden & Pet Co., Alberto-Culver Co., Revlon, Inc. and Elizabeth Arden, Inc.  In the first quarter of Fiscal 2012, the peer group was revised upon the recommendation of Towers Watson in two respects:  first, because Fortune Brands, Inc. completed its spin-off of its home and security business into a separate public company, Fortune Brands Home & Security, Inc., and accordingly Fortune Brands Home & Security, Inc. was substituted for Fortune Brands, Inc. (which is now know as Beam, Inc.); and second, because Alberto-Culver Company was acquired by Unilever and was no longer a public company, Towers Watson selected Nu Skin Enterprises Inc. as a replacement peer group member, based on Nu Skin’s personal care consumer products industry focus and comparable market capitalization.  In November 2012, as part of an annual review of the peer group composition by the Compensation Committee in light of the pending acquistion of the HHI Group from Stanley Black & Decker, Inc. which would result in a major new consumer product category for the Company (residential locksets, hardware and kitchen and bathroom fixtures) as well as an anticipated substantial increase in the revenue and asset size of the Company, the peer group also was updated to add Stanley Black & Decker, Inc. and Hanesbrands Inc. and to delete Revlon, Inc. and Elizabeth Arden, Inc.  Revlon Inc. and Elizabeth Arden, Inc. have relatively smaller revenues and market capitalizations than the Company and were more narrowly focused in the beauty category.  Stanley Black & Decker, Inc. was seen as an appropriate replacement, given its more comparable and broader consumer product industry sector focus.  Hanesbrands, Inc. was also selected as a replacement, again based on its broader consumer products industry focus and its comparable annual revenues.  While the Compensation Committee does not target a particular range for total compensation as compared to our peer group, it does take this information into account when establishing compensation programs.  No fees were paid to Towers Watson for services other than executive and director compensation during Fiscal 2012.

Use of Employment Agreements

Current Employment Agreements

The Compensation Committee periodically evaluates the appropriateness of entering into employment agreements or other written agreements with members of the Company’s senior management to govern compensation and other aspects of the employment relationship. The Company has historically limited the use of employment agreements and instead uses severance protection agreements for executives that do not head a business unit (other than the Chief Financial Officer). With respect to the named executive officers, at the direction of the Compensation Committee (or its predecessor), the Company has entered into the following written employment agreements with the following executive officers: (i) an Amended and Restated Employment Agreement with Mr. Lumley dated as of August 11, 2010, as amended by the First Amendment to the Employment Agreement dated as of November 16, 2010, (collectively, the “Lumley Employment Agreement”); (ii) an Employment Agreement dated as of June 9, 2008 with Mr. Genito, as amended by the Amendment to Employment Agreement dated as of February 24, 2009, the description of the Second Amendment to the Employment Agreement dated as of August 28, 2009 and the Third Amendment to the Employment Agreement dated November 16, 2010 (collectively, the “Genito Employment Agreement”); (iii) an Amended and Restated Employment Agreement with Mr. Heil dated January 16, 2007, as amended by the Amendment to the Amended and Restated Employment Agreement dated as of November 10, 2008, the Second Amendment to the Amended and Restated Employment Agreement dated as of February 24, 2009, the description of the Third Amendment to Employment Agreement dated as of August 28, 2009, and the Fourth Amendment to the Employment Agreement dated November 16, 2010 (collectively, the “Heil Employment Agreement”); and (iv) an Employment Agreement dated as of August 16, 2010 with Mr. Polistina, as amended by the First Amendment to the Employment Agreement dated as of November 16, 2010 (collectively, the

“Polistina Employment Agreement”). The Lumley Employment Agreement is with both SBI and the Company; all of the other employment agreements are only with SBI. As Mr. Fagre is not the head of a business unit, SBI and Mr. Fagre are parties to a severance agreement dated as of January 31, 2011, as amended and restated on November 19, 2012, which governs severance, confidentially, non-competition, and certain other post-employment matters in connection with a potential termination of Mr. Fagre’s employment (the “Fagre Severance Agreement”).

Term and Renewal of Current Employment Agreements

The current term of the Lumley Employment Agreement expires on April 14, 2013, and the employment agreements for each of Messrs. Genito and Polistina expire on September 30, 2013. The Lumley Employment Agreement provides that upon each anniversary of the commencement date, the term will automatically extend for an additional one year, unless either party provides the other with notice of non-renewal at least 90 days prior to the next occurring anniversary of the commencement date. The employment agreement for Mr. Genito provides that upon expiration of the current term (and any subsequent renewal term), unless earlier terminated in accordance with such agreement, the agreement will automatically renew for an additional one-year period on September 30th of each year. The Polistina Employment Agreement provides that upon expiration of the current term, the agreement will automatically renew for an additional one year term unless either party provides the other with notice of non-renewal at least 90 days prior to September 30th of each year. As noted below, Mr. Heil and SBI have entered into a Separation Agreement which, among other terms, provides that Mr. Heil's employment and the Heil Employment Agreement with SBI will terminate on March 31, 2013.

Retention Agreement in Connection with Headquarters Relocation

In addition to these employment agreements, in connection with the relocation of the Company’s corporate headquarters from Atlanta, Georgia to Madison, Wisconsin, the Company entered into a letter agreement dated August 11, 2010 governing the terms of Mr. Genito’s relocation to Madison, Wisconsin (the “Genito Retention Agreement”), as described below under the heading “Genito Retention Agreement.”

Early Termination of Agreements

The employment agreements with each of the continuing named executive officers permit the Company to terminate the executive’s employment upon written notice in the event of “cause” (as defined below under the heading “Termination and Change in Control Provisions”). In the case of Mr. Lumley, if the behavior giving rise to “cause” is his willful failure or refusal to (i) perform his duties, or (ii) follow the direction of the Board of Directors, then Mr. Lumley will have 15 days to cure such behavior, however if the behavior giving rise to “cause” is a breach of the Lumley Employment Agreement or other material agreement with the Company, he will have 30 days to remedy such behavior. In the case of each of Messrs. Genito, Heil, and Polistina, if the behavior giving rise to “cause” is (i) his willful failure or refusal to perform his duties or follow the direction of the Chief Executive Officer (or the Board of Directors in the case of Mr. Polistina), or (ii) his material breach of his employment agreement or any other agreement with the Company, then he will have 30 days to cure such behavior following notice.

The employment agreements for Mr. Lumley and Mr. Polistina permit the Company to terminate such executive’s employment without “cause” for any reason upon 60 days prior written notice or payment in lieu thereof. The Heil Employment Agreement permits the Company to terminate such executive’s employment without “cause” for any reason upon 60 days prior written notice. The Genito Employment Agreement permits the Company to terminate such executive’s employment without “cause” for any reason upon 30 days prior written notice.

The employment agreements with each of the continuing named executive officers permit the Company to terminate the executive’s employment upon 30 days written notice in the event that the executive is unable to perform his or her duties for a period of at least 6 months by reason of any mental, physical, or other disability. Each agreement also terminates immediately upon the death of the executive.

The employment agreements for each of Mr. Lumley, Mr. Heil, and Mr. Polistina allow the executive to voluntarily terminate his employment for any reason upon 60 days prior written notice. The Genito Employment Agreement allows Mr. Genito to voluntarily terminate his employment for any reason upon 30 days prior written notice.

The employment agreements with each of Messrs. Lumley, Genito, Heil, and Polistina also provide that if the executive officer resigns upon the occurrence of specified circumstances that would constitute “good reason” (as defined below under the heading “Termination and Change in Control Provisions”), the executive’s resignation will be treated as a termination by the Company without “cause” and entitle the executive to the payments and benefits due with respect to a termination without “cause.” In order to constitute “good reason” under the respective employment agreements certain specific notice requirements and cure periods must be satisfied. In the case of Mr. Lumley and Mr. Polistina, each would have to provide the Company with 30 days advance written notice of his intent to resign for “good reason” within 60 days following the occurrence of the facts or circumstances giving rise to “good reason” and the Company will have 30 days thereafter to cure such facts or circumstances. If not cured, Mr. Lumley or Mr. Polistina must terminate his employment within 6 months of the initial occurrence of the facts or circumstances giving rise to “good reason” in order to constitute “good reason.” In the case of Mr. Genito, he would have 90 days following the occurrence of the facts or circumstances giving rise to “good reason” to give written notice of his intent to terminate for “good reason” and the Company will have 30 days thereafter to cure such facts or circumstances. The required relocation of Mr. Genito’s principal place of employment from Atlanta, Georgia to Madison, Wisconsin triggered Mr. Genito’s right to terminate his employment for “good reason.” However, pursuant to the Genito Retention Agreement, Mr. Genito agreed not to exercise this right in connection with the relocation of his principal place of employment from Atlanta, Georgia to Madison, Wisconsin.

The Fagre Severance Agreement permits the Company to terminate Mr. Fagre’s employment at any time upon written notice for any reason. However, in order for such termination by the Company to be treated as a termination for “cause” (as defined below under the heading “Termination and Change in Control Provisions”) as a result of Mr. Fagre’s (i) willful failure or refusal to perform his duties and responsibilities to the Company or any of its affiliates, or (ii) breach of any of the terms of the separation agreement or any other agreement between Mr. Fagre and the Company, then Mr. Fagre will have 30 days in which to remedy or cure such failure, refusal, or breach. Mr. Fagre may also terminate his employment with the Company at any time upon written notice.

The amounts and benefits payable to each such executive upon the termination of such executive’s employment in accordance with their employment agreements are further described under the heading “Termination and Change in Control Provisions.”

Compensation Components

For Fiscal 2012, the basic elements of our executive compensation program, as designed by the Compensation Committee, were:

•	Base salary;

•	A performance-based annual cash incentive program tied to achievement of performance goals in Fiscal 2012, referred to as our Management Incentive Plan (“MIP”);

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A two-year performance- and time-based equity incentive program tied to achievement of superior results by the end of Fiscal 2012 and, with respect to 50% of any award earned, continued employment through the end of Fiscal 2013, referred to as the Spectrum 500 Plan; and

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A performance and time-based equity incentive program tied to achievement of performance goals in Fiscal 2012 and, with respect to 50% of any award earned, continued employment through Fiscal 2013, referred to as the Equity Incentive Plan (“EIP”).

In addition, based on individual circumstances, title, position and responsibilities, each named executive officer received certain other compensation components and limited perquisites as described herein.

For Fiscal 2013, the basic elements of our executive compensation program, as designed by our Compensation Committee, remain consistent with those outlined above for Fiscal 2012.  The Compensation Committee has established an annual MIP and EIP for Fiscal 2013, with the performance targets and potential award amounts for the named executive officers as described below.  The Spectrum 500 Plan was a two-year superior acheivement plan which covered Fiscal 2011 and 2012.  The Compensation Committee has announced its intention to establish a successor, two-year superior acheivement plan, which will be referred to as the Spectrum 750 Plan, which will be similar in concept and overall design to the Spectrum 500 Plan.

Base Salary

Annual base salary for each of Messrs. Lumley, Polistina, Genito, and Heil is set forth in the applicable employment agreements, subject to subsequent increases by the Compensation Committee.  Mr. Fagre’s base salary was set by the Chief Executive Officer at the time he joined the Company in January 2011.  In determining the annual base salary reflected in each named executive officer’s employment agreement or in making any subsequent increases, the Compensation Committee considered current market conditions, the Company’s financial condition at the time such compensation levels were determined, compensation levels for similarly situated executives at other companies, experience level, the duties and responsibilities of such executive’s position, and the relative sizes of the business segments they manage.  This base salary level is subject to evaluation from time to time by the Compensation Committee to determine whether any increase in the base salary is appropriate.  In April 2012, the Compensation Committee conducted an annual review of the compensation of the named executive officers in consultation with Towers Watson, the Committee’s independent advisor on compensation matters, including a detailed review of the compensation levels compared to similarly situated executives at the peer group companies.  The Committee determined it was appropriate to increase the base salary level for Mr. Genito from $425,000 to $480,000 and for Mr. Fagre from $300,000 to $350,000.  As of the end of Fiscal 2012, the annual base salaries were as set forth below for the named executive officers.

Named Executive	Annual Base Salary at FYE $
David R. Lumley	900,000
Anthony L. Genito	480,000
John A. Heil	500,000
Terry L. Polistina	500,000
Nathan E. Fagre	350,000

For Messrs. Lumley, Heil, and Polistina, there has been no change in their annual base salaries since the end of Fiscal 2011.

Management Incentive Plan

General Description

Our management personnel, including our named executive officers, participate in the Company’s annual performance-based cash bonus program referred to as the Management Incentive Plan (“MIP”), which is designed to compensate executives and other managers based on achievement of annual corporate, business segment and/or divisional goals.  Under the MIP, each participant has the opportunity to earn a threshold, target or maximum bonus amount that is contingent upon achieving the performance goals set by the Compensation Committee and reviewed by the Board of Directors.  Particular performance goals are established prior to or during the first quarter of the relevant fiscal year and reflect the Compensation Committee’s views at that time of the critical indicators of Company success in light of the Company’s then-current primary business priorities.

The specific targets with respect to performance goals are set by the Compensation Committee based on the Company’s annual operating plan, as approved by our Board of Directors.  The annual operating plan includes performance targets for the Company as a whole as well as for each business segment.  In the case of divisional managers within those business segments, divisional level performance targets have also been established.

Fiscal 2012 MIP Program

For Fiscal 2012, after taking into account the goals of increased growth and Free Cash Flow generation described above under the heading “Philosophy on Performance Based Compensation,” the Compensation Committee established adjusted EBITDA and Free Cash Flow (as defined below) as the performance goals of the

Company, with adjusted EBITDA weighted at 50% and Free Cash Flow weighted at 50%.  These performance goals were the same as selected by the Committee for the 2011 MIP Program.  The Committee determined it was appropriate to follow a consistent approach because the 2011 MIP Program was successful to incent management to achieve the EBITDA and Free Cash Flow objectives of the Company.

For purposes of the 2012 MIP, adjusted EBITDA was measured as earnings (defined as operating income (loss) of the Company plus other income less other expenses) before interest, taxes, depreciation and amortization and excluding restructuring, acquisition and integration charges, and other one-time charges.  This amount was then adjusted so as to negate the effects of acquisitions or dispositions during the Fiscal 2012 performance period with the proviso that adjusted EBITDA resulting from businesses or products lines acquired (in transactions approved by the Board of Directors) during the performance period were included in the calculation from the date of acquisition up to a maximum of $20 million dollars in the aggregate.  Free Cash Flow means adjusted EBITDA plus or minus changes in current and long term assets and liabilities, less cash payments for taxes, restructuring and interest, but excluding proceeds from acquisitions or dispositions. Any reductions in Free Cash Flow resulting from transaction costs or financing fees incurred in connection with any acquisition or refinancing approved by the Board of Directors (in each case during the Fiscal 2012 performance period) was added back to Free Cash Flow.

Consistent with prior practice, in order to keep members of management involved primarily in the operations of one or more of our business segments or smaller business units focused on the performance of those segments or units, the Compensation Committee also subdivided the performance targets for those members of management to give greater weight to the performance of those segments or units versus the performance of the Company as a whole. For Fiscal 2012 the performance targets for each of Mr. Lumley, Mr. Genito and Mr. Fagre were equal to those established for the Company as a whole.  With respect to Mr. Heil, the Fiscal 2012 MIP performance targets for adjusted EBITDA were based 80% on the performance targets established for the Global Pet Supplies business segment and 20% on the performance targets established for the Company as a whole, and for Free Cash Flow were based 100% on the performance for the Company as a whole.  With respect to Mr. Polistina, the Fiscal 2012 MIP performance targets for adjusted EBITDA were based 80% on the performance targets established for the Global Appliances portion of the Global Batteries and Appliances business segment and 20% on the performance targets established for the Company as a whole, and for Free Cash Flow were based 100% on performance for the Company as a whole.

The target 2012 MIP award levels achievable (that is the amount achievable if 100% of the applicable performance targets were met) by each of Messrs. Lumley, Genito, Heil and Polistina were as set forth in each such named executive officer’s employment agreement, expressed as a percentage of annual base salary. Mr. Fagre’s target MIP award level was set by the Chief Executive Officer when he joined the Company in January 2011, and was subsequently increased from 50% to 60% by the Compensation Committee in May 2012.  For purposes of the 2012 MIP, the target award percentages for the named executive officers were as follows:

Named Executive	MIP Target as % of Annual Base
David R. Lumley	115%
Anthony L. Genito	100%
John A. Heil	100%
Terry L. Polistina	75%
Nathan E. Fagre	60%

It was possible to receive an award amount under the 2012 MIP above or below the target award percentage.  The potential 2012 MIP awards for each of our named executive officers, expressed as a percentage of the target award, ranged from 0% for achievement of threshold performance levels established by the Compensation Committee, 100% for performance at the target performance levels and increasing up to a maximum payout of 200% (250% in the case of Mr. Lumley) of the target award if actual performance had risen to the specified upper achievement thresholds.

The chart below reflects for each named executive officer the percentage of his target award achievable pursuant to the performance goals applicable to his award, the performance required to achieve the threshold, target and maximum payouts based on those performance goals, and the actual percentage of the target award achieved with respect to each performance goal.  In addition, for the 2012 MIP awards, the named executive officers voluntarily capped their actual payouts at lower percentage levels than the payouts that would have been awarded under the original formulas: these caps were 137% for Messrs. Lumley, Genito, and Fagre; 131.44% for Mr. Polistina; and 147.8% for Mr. Heil. As a result of the voluntary cap, the cash payouts received by the named executive officers was reduced by a total of $597,000.

The dollar amount of the awards for each named executive officer are set forth in the “Summary Compensation Table.”  These award amounts were paid in November 2012.

Performance Required to Achieve Bonus % Indicated (in $ millions)
NEO	Performance Metric	Weight (% of Target Bonus)	Threshold (50%)	Target (100%)	Maximum (200%, 250% for Mr. Lumley)	Calculated 2012 Payout Factor (% of Target Bonus)
David R. Lumley Anthony L. Genito Nathan E. Fagre	Consolidated Adjusted EBITDA Consolidated Adjusted Cash Flow	50% 50%	457.1 174.9	475.0 185.5	517.8 202.2	62.0 100.0
John A. Heil	Consolidated Adjusted EBITDA Pet Adjusted EBITDA Consolidated Adjusted Cash Flow	10% 40% 50%	457.1 99.1 174.9	475.0 104.0 185.5	517.8 113.4 202.2	12.4 60.4 100.0
Terry L. Polistina	Consolidated Adjusted EBITDA Appliances Adjusted EBITDA Consolidated Adjusted Cash Flow	10% 40% 50%	457.1 130.2 174.9	475.0 137.0 185.5	517.8 149.3 202.2	12.4 44.04 100.0

Fiscal 2013 MIP Program

The Fiscal 2013 MIP program closely parallels the Fiscal 2012 MIP program and remains consistent with the corporate goals of increased growth and Free Cash Flow generation described above under the heading “Philosophy on Performance Based Compensation.”  For Fiscal 2013,  the Compensation Committee continued the same performance metrics of adjusted EBITDA and Free Cash Flow (each as defined below) as the performance goals of the Company, with adjusted EBITDA weighted at 50% and Free Cash Flow weighted at 50%, the same weightings used in Fiscal 2012.

For Fiscal 2013, adjusted EBITDA means earnings (defined as operating income (loss) of the Company plus other income less other expenses) before interest, taxes, depreciation and amortization and excluding restructuring, acquisition and integration charges, and other one-time charges.  The result of the formula in the preceding sentence shall then be adjusted so as to negate the effects of acquisitions or dispositions; however, the Compensation Committee may determine to include EBITDA from Board-approved acquisitions during the performance period on a case-by-case basis.  Free Cash Flow means adjusted EBITDA plus or minus changes in current and long term assets and liabilities, less cash payments for taxes, restructuring and interest, but excluding proceeds from acquisitions or dispositions.  Any reductions in Free Cash Flow resulting from transaction costs or financing fees incurred in connection with any acquisition or refinancing approved by the Board of Directors (in each case during the performance period) shall be added back to Free Cash Flow.

Following the same approach used in Fiscal 2012, in order to focus members of management involved primarily in the operations of one or more of our business segments or smaller business units on the performance of those segments or units, the Compensation Committee has also subdivided the performance targets for those members of management to give greater weight to the performance of those segments or units versus the performance of the Company as a whole.  For Fiscal 2013 the performance targets for each of Mr. Lumley, Mr. Genito and Mr. Fagre are equal to those established for the Company as a whole.  With respect to Mr. Heil, the Fiscal 2013 MIP performance targets for adjusted EBITDA are based 80% on the performance targets established for the Global Pet Supplies business segment and 20% on the performance targets established for the Company as a whole, and for Free Cash Flow are based 100% on the performance for the Company as a whole. As discussed in “– Executive Specific Provisions – John A. Heil – Heil Separation Agreement,”  with Mr. Heil’s scheduled departure from the Company on March 31, 2013, his 2013 MIP award, if any, will be pro-rated based on the number of days during Fiscal 2013 that Mr. Heil is employed by the Company.  With respect to Mr. Polistina, the Fiscal 2013 MIP performance targets for adjusted EBITDA are based 80% on the performance targets established for the Global Appliances portion of the Global Batteries and Appliances business segment and 20% on the performance targets established for the Company as a whole, and for Free Cash Flow are based 100% on performance for the Company as a whole.

The target 2013 MIP award levels achievable (that is, the amount achievable if 100% of the applicable performance targets are met) by each of Messrs. Lumley, Genito, Heil and Polistina are as set forth in each such named executive officer’s employment agreement, expressed as a percentage of annual base salary.  Mr. Fagre’s target MIP award level was set by the Chief Executive Officer when he joined the Company in January 2011, and was subsequently increased by the Compensation Committee in May 2012. As of the date of this proxy statement, for purposes of the 2013 MIP, the target award percentages for each participating named executive officer are as follows:

Named Executive	MIP Target as % of Annual Base
David R. Lumley	115%
Anthonly L. Genito	100%
John A. Heil	100% (to be pro-rated)
Terry L. Polistina	75%
Nathan E. Fagre	60%

It is possible to receive an award amount under the 2013 MIP above or below the target award percentage.  The potential 2013 MIP awards for each of our named executive officers, expressed as a percentage of the target award, range from 33.3% for achievement of threshold performance levels established by the Compensation Committee, 100% for performance at the target performance levels and increasing from there up to a maximum payout of 200% (250% in the case of Mr. Lumley) of the target award if actual performance rises to the specified upper achievement thresholds.

The table below reflects for each current named executive officer the percentage of his target award achievable pursuant to the performance goals applicable to his award, and the performance required to achieve the threshold, target and maximum payouts based on those performance goals.

Performance Required to Achieve Bonus % Indicated (in $ millions)
NEO	Performance Metric	Weight (% of Target Bonus)	Threshold (33.3%)	Target (100%)	Maximum (200%, 250% for Mr. Lumley)
David R. Lumley Anthony L. Genito Nathan E. Fagre	Consolidated Adjusted EBITDA Consolidated Adjusted Cash Flow	50% 50%	485.3 190.0	495.0 200.0	525.0 210.0
Terry L. Polistina	Consolidated Adjusted EBITDA Appliances Adjusted EBITDA Consolidated Adjusted Cash Flow	10% 40% 50%	485.3 137.6 190.0	495.0 140.0 200.0	525.0 148.4 210.0

Russell Hobbs Legacy 2010 Annual Bonus Program

Upon consummation of the Merger, the employees of Russell Hobbs, including Mr. Polistina, were allowed to continue with the annual bonus program then in effect for Russell Hobbs, which had a performance period of January 1, 2010 through December 31, 2010 (the “RH Bonus Program”).  This program was established by the management and board of directors of Russell Hobbs prior to the Merger and not by the Compensation Committee or Board of Directors of the Company.  Russell Hobbs established adjusted EBITDA and free cash flow as the performance goals of Russell Hobbs, with adjusted EBITDA weighted at 50% and Free Cash Flow weighted at 50%.  It was possible to receive an award amount under the RH Bonus Program above or below the target award percentage.  The potential RH Bonus Program awards, expressed as a percentage of the target award, ranged from 50% for achievement of threshold performance levels established by Russell Hobbs, 100% for performance at the target performance levels, increasing from there up to a maximum payout of 200% of the target award if actual performance had risen to the specified upper achievement thresholds.

2010 RH PLAN PERCENTAGES

Performance Required to Achieve Bonus (in $ millions)
NEO (Target Bonus as % of Base Salary)	Performance Metric	Weight (% of Target Bonus)	Threshold (50%)	Target (100%)	Maximum (200%)
Terry L. Polistina (75%)	Russell Hobbs Adjusted EBITDA Russell Hobbs Free Cash Flow	50% 50%	429.58 146.64	457.0 156.0	498.13 170.08

For Mr. Polistina, whose base salary was increased effective June 16, 2010, the bonus was based on his base salary for the entire year.

As a retention tool, Russell Hobbs, prior to the Merger but with the consent of SBI, elected to guarantee a minimum payout under the RH Bonus Program in the amount of 75% of each participant's target award amount.  The actual performance of the Russell Hobbs business for the performance period would have resulted in a payment of less than this amount.  As a result, each participant received a payout equal to 75% of the target payout amount, which was paid in February 2011, and which was $211,859 for Mr. Polistina.

Spectrum 500

In 2010 the Compensation Committee reviewed the Company’s forecasted performance for the 2011 and 2012 fiscal years and considered incentives to drive performance in excess of the forecasted amounts in order to accelerate the growth of stockholder value.  To achieve this goal, the Compensation Committee focused on (i) incentivizing increased adjusted EBITDA growth, both organically and through add-on acquisitions approved by the Board of Directors and (ii) incentivizing accelerated Free Cash Flow generation, in each case beyond that reflected in the Company’s forecasted plans as of the end of the 2010 fiscal year, for the period between October 1, 2010 and September 30, 2012.  Following consideration of these goals, the Compensation Committee, with the approval of the Board of Directors, created in October 2010 a superior achievement, multi-year incentive program, which is referred to herein as the “Spectrum 500 Plan” or as “Spectrum 500”.

The Spectrum 500 Plan was targeted at those members of the Company’s management identified as key drivers of the Company’s goal of accelerating growth in stockholder value.  For all participants, the Spectrum 500 Plan was implemented through an award of RSUs.  For Spectrum 500 award recipients, a portion of the award could vest based on the achievement of $500 million in adjusted EBITDA during the period from October 1, 2010 through September 30, 2012.  Adjusted EBITDA for purposes of the Spectrum 500 was defined as as earnings (defined as operating income (loss) of the Company plus other income less other expenses) before interest, taxes, depreciation and amortization and excluding restructuring, acquisition and integration charges, and other one-time charges.  This amount was then adjusted so as to negate the effects of acquisitions or dispositions during the two-year performance period with the proviso that adjusted EBITDA resulting from businesses or products lines acquired (in transactions approved by the Board of Directors) during the performance period were included in the calculation from the date of acquisition up to a maximum of $10 million dollars in the aggregate.  The portion of the award subject to this adjusted EBITDA performance goal would be earned in full if the $500 million adjusted EBITDA goal is achieved as of September 30, 2012, but would be forfeited in total if performance is less than $500 million.

For Spectrum 500 award recipients, a portion of the award was also based on achievement of a cumulative Free Cash Flow performance goal during the period from October 1, 2010 through September 30, 2012.  Free Cash Flow for purposes of Spectrum 500 was defined as adjusted EBITDA plus or minus changes in current and long term assets and liabilities, less cash payments for taxes, restructuring and interest, but excluding proceeds from acquisitions or dispositions (with the exception of the Ningbo, China facility). Any reductions in Free Cash Flow resulting from transaction costs or financing fees incurred in connection with any acquisition or refinancing approved by the Board of Directors (in each case during the Fiscal 2011 and Fiscal 2012 performance period) was added back to Free Cash Flow. The full amount of the Free Cash Flow Award could be  earned upon achievement of a target of $375 million in cumulative Free Cash Flow, and it was possible to earn a portion of the award tied to the Free Cash Flow award for performance at less than the target (provided that at least $351 million is achieved) ranging from a payout of 50% of the award amount at threshold performance up to 100% if the target was achieved or exceeded.

For all participants in the Spectrum 500 other than Messrs. Lumley, Genito, Heil and Polistina, 50% of the award amount would be earned, if at all, based on achievement of the adjusted EBITDA performance goal and 50% of the award would be earned based on achievement of the Free Cash Flow performance goal.

In addition to the adjusted EBITDA and Free Cash Flow performance goals, the Spectrum 500 awards granted to Messrs. Lumley, Genito, Heil and Polistina also included a performance goal tied to management objectives, including the successful integration and achievement of synergy targets communicated publicly, integration of the Russell Hobbs business and the transitioning of the Company's headquarters from Atlanta, Georgia to Madison, Wisconsin.  Accordingly, for Messrs. Lumley, Genito, Heil and Polistina, one-third of the total award amount could be earned, if at all, based on achievement of the adjusted EBITDA performance goal, one-third of the total award based on achievement of the Free Cash Flow performance goal and one-third of the total award amount based on the achievement of the management objectives.  In order to be eligible to receive any shares to be earned based on the management objectives, the $500 million adjusted EBITDA goal must also be achieved.  However, the cash flow portion of the total award is not dependent upon achievement of the $500 million adjusted EBITDA target.  Determination of achievement of the management objectives is determined by the Compensation Committee.

For all participants in the Spectrum 500, the award agreements provided that up to 50% of the total award could vest, if at all, as soon as practical after certification of the results by the Compensation Committee, but no later than 74 days following the end of Fiscal 2012.  The remaining 50% of the total award earned would vest, if at all, on the first anniversary of the prior vesting date.  In each case, vesting is subject to the participant not being terminated for “cause” or voluntarily terminating his or her employment other than for “good reason” prior to the applicable vesting date.  In no event may a participant in the Spectrum 500 earn shares in excess of his or her target award amount under the Spectrum 500.

The tables set forth below describe for Messrs. Genito, Heil, Lumley, Polistina, and Fagre the performance metrics used, the percentage of his target award achievable pursuant to the performance goals applicable to his award, the performance required to achieve the threshold (where applicable), the target vesting eligibility based on those performance goals, and the actual results achieved.  Under the Spectrum 500 Plan, Mr. Lumley was granted 216,999 RSUs; Messrs. Genito, Heil, and Polistina each were awarded 111,111 RSUs; and Mr. Fagre was awarded 10,000 RSUs.  Based on performance results indicated in the chart below, Mr. Lumley earned 72,333 RSUs; Messrs. Genito, Heil and Polistina each earned 37,037 RSUs; and Mr. Fagre earned 5,000 RSUs.

For Mr. Fagre:

		Performance Required to be Eligible to Vest – Indicated % of RSUs (in $ millions)
Performance Metric	Weight (% of Target Award)	Threshold (50%)	Target (100%)	Calculated Payout Factor (% of Target Bonus)
Consolidated Adjusted EBITDA	50%	n/a	500.0	0%
Consolidated Cumulative Free Cash Flow	50%	351.0	375.0	50%

For Messrs. Lumley, Genito, Heil, and Polistina:

		Performance Required to be Eligible to Vest – Indicated % of RSUs (in $ millions)
Performance Metric	Weight (% of Target Award)	Threshold (50%)	Target (100%)	Calculated Payout Factor (% of Target Bonus)
Consolidated Adjusted EBITDA	33-1/3%	n/a	500.0	0%
Consolidated Cumulative Free Cash Flow	33-1/3%	351.0	375.0	33-1/3%
Management Objective	33-1/3%	n/a	Achievement of EBITDA Target Plus 100% Management Objective Compliance	0%

Proposed Spectrum 750 Plan

During Fiscal 2012, the Compensation Committee, in consultation with members of management, its independent compensation consultant (Towers Watson), and outside counsel for the Compensation Committee, reviewed and evaluated the success of the Spectrum 500 Plan in light of its original objectives of incentivizing senior management to drive the Company’s performance in excess of the forecasted levels during Fiscal 2011 and Fiscal 2012.  The Compensation Committee determined that Spectrum 500 had been successful in driving accelerated growth of stockholder value during the two year performance period, and worked to design a successor, multi-year superior achievement program that similarly would promote the attainment of stretch goals for key financial performance metrics in a two-year performance period consisting of Fiscal 2013 and Fiscal 2014.  The Compensation Committee is in the process of finalizing the proposed plan for review and approval by the Board of Directors.  Accordingly, the following is a summary of the proposed plan, but the plan has not been completely finalized.  Because the proposed successor program would include a goal of achieving adjusted EBITDA of $750 million in Fiscal 2014, the program is referred to as the “Spectrum 750 Plan” or “Spectrum 750.”

The Compensation Committee is proposing to retain the metrics of adjusted EBITDA and Free Cash Flow that were used in the Spectrum 500 Plan, and to add a third metric based on an Earnings Per Share (EPS) measurement for the successor program.

The Spectrum 750 Plan would be a two-year superior achievement program, with three key performance targets: (1) achieving adjusted EBITDA of at least $750 million in Fiscal 2014; (2) achieving cumulative Free Cash Flow over Fiscal 2013 and Fiscal 2014 of at least $550 million; and (3) achieving an EPS metric in Fiscal 2014 of at least $5.00 per share.  In terms of potential award payouts, 40% of the award would be based on adjusted EBITDA, 40% on cumulative Free Cash Flow, and 20% on the EPS metric.  Earning awards for these metrics would be independent of one another.  In addition, there would be no payout with respect to a metric if the target financial goal was not fully achieved as of September 30, 2014.

Participants in the program would have the opportunity to earn additional award amounts based on achievement in excess of the performance targets.  The overachievement performance targets and weighting would be as follows: (1) 40% of the overachievement award would be based on adjusted EBITDA of $800 million as of September 30, 2014, with linear interpolation of the overachievement award if the adjusted EBITDA is between $750 million and $800 million for Fiscal 2014; (2) 40% of the overachievement award would be based on cumulative Free Cash Flow of $600 million for Fiscal 2013 and 2014 combined, with linear interpolation of the overachievement award if the cumulative Free Cash Flow is between $550 million and $600 million for Fiscal 2013 and 2014 combined; and (3) 20% of the overachievement award would be based on EPS of $6.00 per share for Fiscal 2014, with linear interpolation of the award if the EPS is between $5.00 per share and $6.00 per share for Fiscal 2014.

Under the proposed plan design, the awards will be denominated in dollars for achieving 100% of the performance goals, but will be paid out in RSUs or shares of restricted stock based on fair market value at the time of the payout.  Accordingly, if the proposed Spectrum 750 plan is finalized, then there would be a target dollar value for the awards to be earned by the named executive officers.  The same approach would apply to the other members of the Company’s management team and key employees who would participate in the program, expected to be between 150 to 200 participants, including employees in the recently-acquired HHI Group.

The RSUs or restricted stock received under this program would also be subject to certain share retention requirements.  For the named executive officers, it is contemplated that they would be required to hold at least 75% of the shares they receive (net of shares withheld by the Company for tax purposes) so long as they are employed by the Company and for a one year period after their termination of employment.

Long Term Incentive Plans Background

In Fiscal 2010, the Company had two long term incentive programs which were referred to as the Company’s “LTIP” and came in two forms, as a cash-based plan (“Cash LTIP”) and an equity-based plan (“Equity LTIP”) involving the issuance of restricted stock. Members of management were eligible to participate in one or the other form, as designated by the Compensation Committee, but not both.

For the Fiscal 2011 incentive compensation program, the Compensation Committee re-examined the long term incentive portion of its compensation programs and determined to eliminate the cash component, reduce the number of participants, and provide incentives to the remaining participants through the issuance of restricted stock units.  The purpose of these changes was to seek better alignment of the incentives of the key members of management with the interests of the shareholders and to enhance long term shareholder value.  As a result, the LTIP program was discontinued on a going forward basis (although existing awards with continuing vesting periods continued in effect) and the Compensation Committee instituted a new Equity Incentive Plan (“EIP”) for Fiscal 2011.  This EIP program was continued by the Compensation Committee in Fiscal 2012 and Fiscal 2013.

2010 Equity LTIP

For Fiscal 2010, all grants under the Equity LTIP were implemented through grants of restricted stock under the Spectrum Brands, Inc. 2009 Incentive Plan (the “2009 Incentive Plan”).  As a result of the Company’s emergence from bankruptcy, each member of management began Fiscal 2010 owning no shares of SBI’s equity.  The Compensation Committee of SBI believed equity ownership was an important component of matching the interests of management with the interests of SBI’s stockholders as well as a valuable retention tool.  Consistent with discussions between the senior management team and the Company’s pending new owners prior to SBI’s emergence from bankruptcy, the Compensation Committee of SBI felt it would be appropriate for each of the then-members of the senior management team to receive an initial grant of restricted stock that would vest based on continued employment and the passage of time rather than on the achievement of a particular set of performance standards.  Given the recent experiences of management with the impact of bankruptcy on equity compensation, the Compensation Committee believed it appropriate to limit the initial pool of participants to a limited number of senior executives, including Messrs. Lumley, Genito and Heil.

Those grants were scheduled to vest based on continued employment and the passage of time.  Accordingly, the restrictions on 75% of such shares lapsed on October 1, 2010 and the restrictions on the remaining 25% of such shares lapsed on October 1, 2011.  It was the intention of the Compensation Committee of SBI that for future fiscal years, awards made under SBI’s Equity LTIP would be earned based on the performance of SBI over time and continued employment with SBI.  With respect to the Fiscal 2010 Equity LTIP awards, those awards were made for each participant based on a specified number of shares, rather than based on a percentage tied to salary or any other amount.

The number of shares of restricted stock granted to each Mr. Genito, Mr. Lumley and Mr. Heil under the 2010 Equity LTIP are set forth below.

Named Executive	Shares of Restricted Stock Granted
Anthony L. Genito	111,111
John A. Heil	111,111
David R. Lumley	166,667

None of the current named executive officers participated in the 2010 Cash LTIP program.

2012 EIP

The 2012 EIP was implemented through the granting of performance-based restricted stock unit (“RSU”) award agreements at the beginning of Fiscal 2012.  Under the award agreements, the RSUs will vest based on the achievement by the Company of performance goals established by the Compensation Committee that were tied to the Company’s annual operating plan and continued employment.  The Fiscal 2012 performance goals were established as adjusted EBITDA and Free Cash Flow targets tied to the Company’s annual operating plan, measured in the same manner and with the same weighting as was done for the 2012 MIP.

The potential 2012 RSUs that may be earned for each of our participating named executive officers, expressed as a percentage of the award amount, range from 50% for achievement of threshold performance levels established by the Compensation Committee, 100% for achieving the performance goals in full at the target performance levels, up to a maximum of 154% of the target award for Messrs. Lumley, Genito, Heil, and Polistina, and 165% of the target award for Mr. Fagre, if actual performance reaches the specified upper achievement thresholds.  The 2012 EIP is designed such that no RSUs will be earned for over achievement of a specific performance target to the extent that RSUs were earned with respect to such specified performance target under the Spectrum 500 Plan.  The award agreements for the 2012 EIP, consistent with the 2011 EIP,  provide that if 100% of the established performance goals for Fiscal 2012 are met, then 50% of the RSUs granted would vest as soon as practical after certification of the results by the Compensation Committee, but no later than 74 days following the end of Fiscal 2012,, and 50% would vest on the first anniversary of the vesting date, subject to continued employment on such anniversary.  Performance between threshold and target levels, and between target and maximum levels, would vest pro-rata.  If threshold performance was not achieved, then no RSUs would be earned under the 2013 EIP.

The table below reflects for each participating named executive officer the RSU award amount, the performance metrics selected, the weighting of each performance metric, the percentage of his target award achievable pursuant to the performance goals applicable to his award, and the performance required to achieve the threshold, target, and maximum vesting eligibility based on those performance goals:

			Performance Required to Be Eligible To Vest – Indicated % of RSUs (in $ millions)
NEO # of (RSU Award)	Performance Metric	Weight (% of Target Award)	Threshold (50%)	Target (100%)	Maximum(1) (154%–165%)	Calculated 2012 Payout Factor (% of Target Bonus)
David R. Lumley (173,600)	Consolidated Adjusted EBITDA	50%	457.1	475.0	495.0	77%
	Consolidated Adjusted Cash Flow	50%	174.9	185.5	350.0(2)	77%
Anthony L. Genito, John A. Heil, and Terry L. Polistina (88,888 each)	Consolidated Adjusted EBITDA	50%	457.1	475.0	495.0	77%
	Consolidated Adjusted Cash Flow	50%	174.9	185.5	350.0(2)	77%
Nathan E. Fagre (10,000)	Consolidated Adjusted EBITDA	50%	457.1	475.0	495.0	82.5%
	Consolidated Adjusted Cash Flow	50%	174.9	185.5	350.0(2)	82.5%
(1)	Maximum is 154% for Messrs. Lumley, Genito, Polistina, and Heil, and 165% for Mr. Fagre.
(2)	The $350.0 million consolidated adjusted cash flow goal is a combined total for Fiscal 2011 and Fiscal 2012. All other figures in this table are goals with respect to Fiscal 2012 only.

2013 EIP

The 2013 EIP program is similar to the 2012 EIP plan and also incorporates features of the 2013 MIP.  RSU award agreements for the 2013 EIP were granted in November 2012.  Under the award agreements, the RSUs will vest based on the achievement by the Company of performance goals established by the Compensation Committee that were tied to the Company’s 2013 annual operating plan and continued employment.  The Fiscal 2013 performance goals were established as adjusted EBITDA and Free Cash Flow targets tied to the Company’s annual operating plan, measured in the same manner and weighted in the same way as is the case for the 2012 MIP.

The potential 2013 RSUs that may be earned for each of our participating named executive officers, expressed as a percentage of the award amount, range from 33.3% for achievement of threshold performance levels established by the Compensation Committee, 100% for achieving the performance goals in full at the target performance levels, up to a maximum of 135% of the target award if actual performance reaches the specified upper achievement thresholds.  The award agreements for the 2013 EIP, consistent with the 2012 EIP,  provide that if 100% of the established performance goals for Fiscal 2013 are met, then 50% of the RSUs awarded would vest as soon as practical after certification of the results by the Compensation Committee, but no later than 74 days following the end of Fiscal 2012, and 50% would vest on the first anniversary of the vesting date, subject to continued employment on such anniversary.  Performance between threshold and target levels, and between target and maximum levels, would vest pro-rata.  If threshold performance is not achieved, then no RSUs will be erned under the 2013 EIP.

With respect to the potential RSUs that could be earned if more than 100% of either performance goal is met (the “Additional Award”), the award agreements provide that none of the Additional Award RSUs would vest unless the applicable performance metric achieved, i.e., adjusted EBITDA or Free Cash Flow, in Fiscal 2014 is at least equal to or greater than the corresponding performance metric for Fiscal 2013, in all cases as certified by the Compensation Committee.

The Compensation Committee also provided in the award agreements for the named executive officers in the 2013 EIP program that such officers shall be required to hold at least 75% of the shares they receive (net after shares withheld by the Company for withholding tax purposes) while they remain employed by the Company for a period of one year after their employment is terminated (for any reason).

The table below reflects for each participating named executive officer the RSU award amount, the performance metrics selected, the weighting of each performance metric, the percentage of his target award achievable pursuant to the performance goals applicable to his award, and the performance required to achieve the threshold, target, and maximum vesting eligibility based on those performance goals:

			Performance Required to Be Eligible To Vest – Indicated % of RSUs (in $ millions)
NEO # of (RSU Award)	Performance Metric	Weight (% of Target Award)	Threshold (33.3%)	Target (100%)	Maximum (135%)
David R. Lumley (111,111)	Consolidated Adjusted EBITDA	50%	485.3	495.0	525.0
	Consolidated Adjusted Cash Flow	50%	190.0	200.0	215.0
Anthony L. Genito and Terry L. Polistina (55,555 each)	Consolidated Adjusted EBITDA	50%	485.3	495.0	525.0
	Consolidated Adjusted Cash Flow	50%	190.0	200.0	215.0
Nathan E. Fagre (15,000)	Consolidated Adjusted EBITDA	50%	485.3	495.0	525.0
	Consolidated Adjusted Cash Flow	50%	190.0	200.0	215.0

Genito Retention Agreement

SBI and Mr. Genito entered into a retention agreement in Fiscal 2010 relating to the desire of SBI that Mr. Genito relocate from Atlanta, Georgia to Madison, Wisconsin in connection with the move of the corporate headquarters to Madison, given the importance of Mr. Genito to the continuing performance of the Company, particularly during a period of transition.

Pursuant to the Genito Retention Agreement, Mr. Genito was entitled to receive a retention bonus of up to $500,000 (with a minimum of $100,000) based upon completion of the following responsibilities: (i) transition of all finance functions from Atlanta to Madison; (ii) successful completion of all required public filings during this transition period; (iii) identification of replacements for all key finance functions being relocated to Madison not being filled by relocating employees; and (iv) compliance with all of Mr. Genito’s contractual obligations.  Final determination of the amount of the retention bonus (up to the maximum amount) is subject to the discretion of the Chief Executive Officer.  The retention bonus, in the amount of $500,000 was paid on June 16, 2011.

In addition, pursuant to the Genito Retention Agreement, Mr. Genito was entitled to receive a restricted stock grant with a value of $500,000 upon his relocation to Madison, Wisconsin.  Pursuant to this provision, Mr. Genito received a grant of 17,364 RSUs in November 2010.  As provided in the Genito Retention Agreement, one-third of this award vested on September 30, 2011, one-third vested on September 30, 2012, and the final one-third of this award will vest on September 30, 2013, provided that Mr. Genito is not terminated for “cause” and does not voluntarily terminate his employment other than for “good reason” prior to that applicable vesting date.

Prior Retention Agreements

During Fiscal 2008, each of Mr. Lumley, Mr. Heil and Mr. Genito executed retention agreements with the Company.  The Compensation Committee of SBI, in evaluating the critical roles performed by the then members of Spectrum’s leadership team and the potential negative impact on the Company as a whole if any of those executives were to end their employment relationship with the Company, determined it to be in the best interests of the Company to put in place for those executives a retention program designed to give those executives additional incentive not to seek alternative employment opportunities.  For each executive, the retention agreement provided such executive with the opportunity to earn an additional cash amount equal to 150% of such executive’s annual base salary as in effect on the date the retention agreement was executed in two installments contingent upon such executive remaining employed by the Company through December 31, 2009.  If the executive continued to be an employee of the Company on through December 31, 2008, such executive received the first payment in an amount equal to 75% of such executive’s annual base salary.  Each of Mr. Genito, Mr. Lumley and Mr. Heil received this payment in January 2009.  If the executive continued to be employed by the Company through December 31, 2009, such executive would receive the second and final payment in an amount equal to 75% of such executive's annual base salary.  Each of Mr. Genito, Mr. Lumley and Mr. Heil received this payment in January 2010.

Payments to Mr. Polistina in Connection with the Merger

Pursuant to a pre-Merger agreement between Mr. Polistina, Russell Hobbs and Harbinger Capital Partners Master Fund I, Ltd. (the “Harbinger Master Fund”), Harbinger Capital Partners Special Situations Fund, L.P (the “Harbinger Special Situations Fund”), and Global Opportunities Breakaway Ltd. (the “Breakaway Fund” and, collectively, the “Harbinger Parties”), Mr. Polistina received a cash payment of $2 million from Russell Hobbs in June 2010 immediately following the Merger.  Pursuant to this agreement, Mr. Polistina was entitled to receive an additional $1 million cash payment in December 2010, which was paid by the Company in December 2010.

Additional Share Grant to Mr. Heil

Immediately prior to the Merger, the Compensation Committee and Board of Directors of SBI, in recognition of the importance of Mr. Heil to the ongoing success of the Company, awarded Mr. Heil a restricted stock award in the amount of 17,600 shares.  Subject to Mr. Heil's continued employment, one-third of the awarded shares vested on June 15, 2011, one-third vested on June 15, 2012, and the final one-third of the awarded shares are scheduled to vest on June 15, 2013.

Special Incentive Program for HHI Integration

In connection with the acquisition of the HHI business from Stanley Black & Decker, Inc., the Compensation Committee established a one-time special incentive award for Mr. Lumley, Mr. Genito and Mr. Polistina in light of their critical roles in achieving a successful integration of the HHI business with the Company during Fiscal 2013.  In Fiscal 2013, Messrs. Lumley, Genito and Polistina have been granted 40,000, 25,000 and 25,000 RSUs, respectively.  These RSU awards will vest following the end of Fiscal 2013 (subject to the executive's employment as of such date) if both (i) the Compensation Committee, in its sole discretion, determines that the HHI business has been successfully integrated, and (ii) the Company’s adjusted EBITDA in Fiscal 2013 is at least $485.1 million, which is the actual adjusted EBITDA level for Fiscal 2012.  Pursuant to the stock retention policy for 2013 equity incentive grants, unless otherwise determined by the Compensation Committee, at least 75% of the  stock received by the executives under this program (after shares that are withheld for tax purposes) must be held by the participant while they remain employed by the Company and for at least one year after termination of employment.

Other Compensation Matters

Deferral and Post-Termination Rights

Retirement Benefits

The Company maintains a 401(k) plan for its employees, including the named executive officers.

Supplemental Executive Life Insurance Program

Each of Messrs. Genito, Heil, Lumley, and Polistina participates in a program instituted by the Company pursuant to which the Company on behalf of each participant makes an annual contribution on October 1 each year equal to 15% of such participant’s base salary as of that date into a company-owned executive life insurance policy for such participant.  The investment options for each such policy are selected by the participant from among a limited number of alternatives provided by the insurance provider.  Upon termination of a participant for any reason, ownership of the policy would transfer to the participant and no further contributions would be made by the Company.

Post-Termination Benefits

As described above, the Company has entered into agreements with all its current named executive officers which govern, among other things, post-termination benefits payable to such named executive officers should his employment with the Company terminate.  A detailed description of the post-termination rights and benefits pursuant to each of the agreements described in this paragraph is set forth under the heading “Termination and Change in Control Provisions.”

Perquisites and Benefits

The Company provides certain limited perquisites and other special benefits to certain executives, including the named executive officers.  Among these benefits are financial planning services, tax planning services, car allowances or leased car programs, executive medical exams and executive life and disability insurance.

Timing and Pricing of Stock-Based Grants

Traditionally, annual grants of restricted stock or RSUs to our named executive officers are made on the date or as soon as practical following the date on which such grants are approved by the Compensation Committee or, if the award dictates the achievement of a particular event prior to grant, as soon as practical after the achievement of such event.  Under prior plans, for purposes of valuing all grant awards, the grant price was the average of the high and low price of a share on the grant date.  For awards made under the 2011 Plan (defined below), the grant price is the closing sales price on the exchange on which the Company’s shares are listed on the grant date.

Tax Treatment of Certain Compensation

Pursuant to Section 162(m) of the Internal Revenue Code, the Company may not be able to deduct certain forms of compensation paid to its executives who remain employed at the end of a fiscal year to the extent such compensation exceeds $1,000,000.  This section also includes an exception for certain performance-based compensation awards. While the Compensation Committee believes that it is generally in the Company’s best interests to satisfy these deductibility requirements, it retains the right to authorize payments in excess of the deductibility limits if it believes it to be in the interests of the Company and its stockholders.  The Company has had in the past, and specifically reserves the right to have in the future, instances where it has paid compensation to its executives that exceed the deductibility limits.

Tax Gross-Ups

The Company provides increases in payments to the named executive officers and other management personnel to cover personal income tax due as a result of imputed income in connection with the provision of the following perquisites: car allowance or company leased car, financial planning and tax planning and executive life and disability insurance, and Company required relocation.  Beyond these tax gross-up payments, the Company does not make any other payment to the named executive officers to cover personal income taxes.

Governing Plans

On October 21, 2010, our Board of Directors approved the 2011 Omnibus Equity Award Plan (“2011 Plan”), subject to the approval of the stockholders at the 2011 Annual Meeting.  The 2011 Plan was subsequently approved at the 2011 Annual Meeting.  Prior to the stockholders’ approval of the 2011 Plan, the Company had two active equity award plans, the 2009 Spectrum Brands Holdings, Inc. Incentive Plan (the “2009 Plan”) and the Spectrum Brands Holdings, Inc. 2007 Omnibus Equity Award Plan (the “2007 RH Plan”) (collectively, the "prior plans").  With the approval of the 2011 Plan, no further awards have been or will be made under the 2009 Plan or the 2007 RH Plan.  Awards that were made before October 2010 under either of these prior plans continue to be governed by the terms of the 2009 Plan or 2007 RH Plan, as applicable.  As of January 1, 2013, we have issued a total of

3,480,747 restricted shares and restricted stock units under the 2011 Plan, the 2009 Plan, and the 2007 RH Plan, and have remaining authorization under the 2011 Plan to issue up to a total of 2,083,863 shares of our common stock, or options or restricted stock units exercisable for shares of common stock.

Clawback/Forfeiture and Recoupment Policy

Under the 2011 Plan, any equity award agreement granted may be cancelled by the Compensation Committee in its sole discretion, except as prohibited by applicable law, if the participant, without the consent of the Company, while employed by or providing services to the Company or any affiliate or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any affiliate, including fraud or conduct contributing to any financial restatements or irregularities engaged in activity, as determined by the Compensation Committee in its sole discretion.  The Compensation Committee may also provide in any award agreement that the participant will forfeit any gain realized on the vesting or exercise of such award, and must repay the gain to the Company, in each case except as prohibited by applicable law, if (a) the participant engages in any activity referred to in the preceding sentence, or (b) with respect to the 2009 Plan, the amount of any such gain was calculated based on the achievement of certain financial results that were subsequently reduced due to a restatement, and with respect to the 2011 Plan, any amount in excess of what the participant should have received under the terms of the award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error).  Additionally, pursuant to the 2011 Plan, awards are subject to claw-back, forfeiture or similar requirements to the extent required by applicable law (including without limitation Section 302 of the Sarbanes-Oxley Act and Section 954 of the Dodd Frank Act).  None of the equity awards granted under the 2009 Plan expressly included such provisions.  All equity awards that have been granted under the 2011 Plan to date do include such provisions.

Stock Retention/Stock Ownership Guidelines

The Company does not currently have established stock ownership guidelines for its members of management.  The Compensation Committee recognizes the potential benefits of such guidelines and intends to review whether a formal policy should be implemented at the Company during Fiscal 2013.  In that connection, the Compensation Committee plans to seek input from management, other members of the Board of Directors, and compensation consultants regarding best practices.

In November 2012 in connection with establishing the 2013 EIP program and the Spectrum 750 program, the Compensation Committee instituted stock retention requirements for the stock received by the named executive officers under such programs.  Under these retention requirements, such officers will be required to hold at least 75% of the shares received (not including any shares withheld by the Company for tax withholding purposes) while they remain employed by the Company and for a period of one year after their employment is terminated (for any reason).  This retention requirement may subequently be modified by the Compensation Committee in  connection with future stock ownership guidelines that may be established.

Executive Compensation Tables

The following tables and footnotes show the compensation earned for service in all capacities during Fiscal 2012, Fiscal 2011, and Fiscal 2010 for the Company for the named executive officers.  Except as otherwise indicated with respect to Mr. Fagre, the 2012 stock awards reflect the annual 2012 EIP awards.  There was no additional grant in 2012 in respect of the Spectrum 500 Plan, as such grant was made in Fiscal 2011 covering a two year performance period of Fiscal 2011 and 2012.  The EIP grants are performance-based equity programs, as discussed in greater detail above under “2012 EIP.”

Summary Compensation Table

Name and Principal Position(1)	Year	Salary $	Bonus(4) $	Stock Awards(5) $	Non-Equity Incentive Plan Compensation(6) $	All Other Compensation(7) $	Total $

David R. Lumley(2)	2012	882,692	–	4,665,500	1,417,950	92,724	7,058,866
Chief Executive Officer and	2011	882,692	–	11,247,298	1,500,750	113,371	13,744,111
President–Global Batteries and President–Home and Garden	2010	737,500	590,625	3,854,174	2,069,230	71,858	7,323,387

Anthony L. Genito	2012	439,744	–	2,388,865	657,600	130,691	3,616,900
Executive Vice President,	2011	416,827	–	5,758,971	616,250	1,110,097	7,902,145
Chief Financial Officer and Chief Accounting Officer	2010	425,000	375,000	2,569,444	1,269,156	56,335	4,694,935

John A. Heil	2012	490,385	–	2,388,865	739,000	62,303	3,680,553
President–Global Pet Supplies	2011	492,308	–	5,758,971	512,500	64,793	6,828,572
	2010	500,000	506,250	3,069,444	1,218,625	55,090	5,349,409

Terry L. Polistina(3)	2012	490,385	–	2,388,865	492,915	54,000	3,426,165
President–Global Appliances	2011	492,308	–	5,758,971	211,859	1,096,484	7,559,622
	2010	145,308	2,000,000	–	–	3,600	2,148,908

Nathan E. Fagre	2012	315,064	–	444,225	287,700	117,713	1,164,702
Senior Vice President, General Counsel and Secretary	2011	195,367	–	682,600	217,500	47,561	1,143,028
(1)	Titles included in this column are as of September 30, 2012.
(2)
For Mr. Lumley, his compensation increased when he was promoted to Chief Executive Officer during 2010.  Mr. Lumley’s base compensation rate was $600,000 for the period of October 1, 2009 through April 15, 2010, and it was increased to $900,000 for April 16, 2010 through September 30, 2011.

(3)
For 2010, all compensation amounts reflected for Mr. Polistina include only those payments made by the Company to Mr. Polistina for his employment with the Company and, as such, amounts earned by Mr. Polistina prior to the date of the Merger in his capacity as an employee of Russell Hobbs, Inc. are not included.

(4)
For Fiscal 2010, this column reflects payments made in January 2010 to the named executive officers other than Mr. Polistina pursuant to retention agreements entered into with each of those officers.  For additional information, please see the section entitled “Prior Retention Agreements.”

(5)
For Fiscal 2012, this column reflects grants of performance-based restricted stock units under the 2012 EIP, and, with respect to Mr. Fagre only, under the 2011 Plan relating to a a one-time grant of 5,000 shares of restricted stock. For Fiscal 2011, this column reflects grants of performance-based restricted stock units under the 2011 EIP and the Spectrum 500 program, which is a two-year, performance-based incentive plan.  In Fiscal 2010, all of the named executive officers, other than Mr. Fagre, received one or more restricted stock awards.  All restricted stock awards made in Fiscal 2010 were time-based and were granted under the 2009 Spectrum Brands Inc. Incentive Plan.  This column reflects the aggregate grant date fair value of the awards computed in accordance with ASC Topic 718.  For a discussion of the relevant ASC 718 valuation assumptions, See Note 2, Significant Accounting Policies and Practices, of Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for Fiscal 2012.  The performance-based restricted stock unit awards are subject to performance conditions and the values listed in this column with respect to such awards are based on the probable outcome of such conditions at target as of the grant date.  If the conditions for the highest level of performance are achieved, the value of the performance-based restricted stock unit awards at the grant date would be as follows: Lumley: 2012 – $6,220,649 and 2011 – $11,247,296; Genito: 2012 – $3,185,171 and 2011 – $5,758,971; Heil: 2012 – $3,185,171 and 2011 – $5,758,971; Polistina: 2012 – $3,185,171 and 2011 – $5,758,971; Fagre: 2012 – $376,250 and 2011 – $682,600.  At the lowest level of performance, the performance-based restricted stock unit awards are forfeited.  No performance-based stock awards were made to the named executive officers in Fiscal 2010.

(6)	For Fiscal 2012 and 2011, this column represents amounts earned under the Company’s 2012 and 2011 MIP, as applicable. For Fiscal 2010, this column represents amounts earned under the Company’s prior annual lbonus plans.  For additional detail on the plans and the determination of the cash awards thereunder, please refer to the discussion under the headings “Management Incentive Plan” and “Long Term Incentive Plans Background,” and the table entitled “Grants of Plan-Based Awards Table for Fiscal Year 2012” and its accompanying footnotes.

(7)	Please see the following tables for the details of the amounts that comprise the All Other Compensation column.

All Other Compensation Table for Fiscal Year 2012

Name	Financial Planning Services Provided to Executive $	Life Insurance Premiums Paid on Executive’s Behalf(1) $	Car Allowance/ Personal Use of Company Car(2) $	Tax Equalization Payments(3) $	Company Contribution to Executive’s Qualified Retirement Plan(4) $	Relocation Expense(5) $	Other $	Total
David R. Lumley	30,000	15,282	14,250	30,942	2,250	–	–	92,724
Anthony L. Genito	20,000	5,291	14,250	88,713	2,437	–	–	130,691
John A. Heil	20,000	9,765	16,200	13,934	2,404	–	–	62,303
Terry L. Polistina	20,000	2,970	13,750	14,780	2,500	–	–	54,000
Nathan E. Fagre	–	1,746	18,000	33,603	3,708	60,606	50	117,713

(1)	The amount represents the life insurance premium paid for the fiscal year. The Company provides life insurance coverage equal to three times base salary for each executive officer.
(2)
The Company sponsors a leased car and car allowance program.  Under the leased car program, costs associated with using the vehicle are also provided.  These include maintenance, insurance, and license and registration.  Under the car allowance program, the executive receives a fixed monthly allowance.  Mr. Lumley and Mr. Genito participated in the leased car program.  Mr. Heil and Mr. Fagre received up to $1,500 per month for a car allowance, and Mr. Polistina received a $975 per month car allowance.

(3)
Includes tax gross-up payments for the financial benefits received for the following executive benefits and perquisites: financial planning, executive life insurance, and executive leased car program, as described under the heading “Tax Gross-Ups.”

(4)	Represents amounts contributed under the Company-sponsored 401(k) retirement plan.
(5)	Represents relocation expenses paid to Mr. Fagre in connection with his relocation from Wayzata, Minnesota to Madison, Wisconsin.

Grants of Plan-Based Awards

The following table and footnotes provide information with respect to equity grants made to the named executive officers during Fiscal 2012 as well as the range of future payouts under non-equity incentive plans for the named executive officers.

Grants of Plan-Based Awards Table for Fiscal Year 2012

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units #	Grant Date Fair Value of Stock and Option Awards $
Name	Grant Date	Threshold $	Target $	Maximum $	Threshold #	Target #	Maximum #
David R. Lumley	10/1/2011(3)	517,500	1,035,000	2,587,500
	11/28/2011(4)				86,800	173,600	231,466		4,665,500(1)
Anthony L. Genito	10/1/2011(3)	240,000	480,000	960,000
	11/28/2011(4)				44,444	88,888	118,518		2,388,865(1)
John A. Heil	10/1/2011(3)	250,000	500,000	1,000,000
	11/28/2011(4)				44,444	88,888	118,518		2,388,865(1)
Terry L. Polistina	10/1/2011(3)	187,500	375,000	750,000
	11/28/2011(4)				44,444	88,888	118,518		2,388,865(1)
Nathan E. Fagre	10/1/2011(3)	175,000	350,000	700,000
	11/28/2011(4)				5,000	10,000	14,000		268,750(1)
	4/2/2012(5)							5,000	175,475(2)
(1)
Reflects the value at the grant date based upon the probable outcome of the relevant performance conditions at target.  This amount is consistent with the estimate of aggregate compensation costs to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of any estimated forfeitures.

(2)	Reflects the average of the high and low price per share on the grant date, computed in accordance with ASC Topic 718.
(3)
Represents the threshold, target, and maximum payouts under the Company’s Management Incentive Plan for Fiscal 2012.  The actual amounts earned under the plan for Fiscal 2012 is disclosed in the “Summary Compensation Table” as part of the column entitled “Non-Equity Incentive Plan Compensation.”  For Mr. Lumley, the maximum payout is equal to 250% of target, while the maximum payout for Messrs. Genito, Heil, Polistina, and Fagre is equal to 200% of target.

(4)
Represents the threshold, target, and maximum payouts, denominated in the number of shares of stock, in respect of performance-based restricted stock units granted under the Company’s 2012 EIP.  See “Compensation Discussion and Analysis – 2012 EIP” for a discussion of the performance measures applicable to the grants.

(5)
Represents a one-time grant of restricted stock to Mr. Fagre.  The shares of restricted stock vest in one installment, in full, on September 30, 2013, if Mr. Fagre is employed by the Company on that date.

We refer you to the “Compensation Discussion and Analysis” and the “Termination and Change in Control Provisions” sections of this proxy statement as well as the corresponding footnotes to the tables for material factors necessary for an understanding of the compensation detailed in the above three tables.

Outstanding Equity Awards at Fiscal Year End

The following table and footnotes set forth information regarding outstanding restricted stock and restricted stock unit awards as of September 30, 2012 for the named executive officers.  The market value of shares that have not vested was determined by multiplying $40.01, the closing market price of the Company’s stock on September 28, 2012, the last trading day of Fiscal 2012, by the number of shares.

Outstanding Equity Awards at 2012 Fiscal Year-End

	Stock Awards
	Number of Shares or Units of Stock That Have Not Vested(1) #	Market Value of Shares or Units of Stock That Have Not Vested $	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested #	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested $
David R. Lumley	–	–	238,700(2)	9,550,387
Anthony L. Genito	5,788	231,578	122,222(3)	4,890,102
John A. Heil	5,867	234,739	122,222(4)	4,890,102
Terry L. Polistina	–	–	122,222(5)	4,890,102
Nathan E. Fagre	5,000	200,050	14,500(6)	580,145
(1)	Represents time-based restricted stock units granted to the applicable named executive officer pursuant to the 2009 Plan.
(2)
Represents 86,800 performance-based restricted stock units granted to Mr. Lumley pursuant to the Company’s 2011 EIP, 115,733 performance-based restricted stock units granted pursuant to the 2012 EIP, and 36,167 performance-based restricted stock units granted pursuant to the Spectrum 500.

(3)
Represents 44,444 performance-based restricted stock units granted to Mr. Genito pursuant to the Company’s 2011 EIP, 59,259 performance-based restricted stock units granted pursuant to the 2012 EIP, and 18,519 performance-based restricted stock units granted pursuant to the Spectrum 500.

(4)
Represents 44,444 performance-based restricted stock units granted to Mr. Heil pursuant to the Company’s 2011 EIP, 59,259 performance-based restricted stock units granted pursuant to the 2012 EIP, and 18,519 performance-based restricted stock units granted pursuant to the Spectrum 500.

(5)
Represents 44,444 performance-based restricted stock units granted to Mr. Polistina pursuant to the Company’s 2011 EIP, 59,259 performance-based restricted stock units granted pursuant to the 2012 EIP, and 18,519 performance-based restricted stock units granted pursuant to the Spectrum 500.

(6)
Represents 5,000 performance-based restricted stock units granted to Mr. Fagre as a one-time grant pursuant to the Company’s 2011 Plan, 7,000 performance-based restricted stock units granted pursuant to the 2012 EIP, and 2,500 performance-based restricted stock units granted pursuant to the Spectrum 500.

Option Exercises and Stock Vested

The following table and footnotes provide information regarding stock vesting during Fiscal 2012 for the named executive officers.  No options were outstanding during Fiscal 2012.

Option Exercises and Stock Vested Information for Fiscal Year 2012

	Stock Awards
Name	Number of Shares Acquired on Vesting #	Value Realized On Vesting(1) $
David R. Lumley	75,680	1,739,126
Anthony L. Genito	44,107	1,013,579
John A. Heil	50,673	1,164,466
Terry L. Polistina	28,244	649,047
Nathan E. Fagre	3,290	75,604
(1)
This column reflects the closing price per share of the Company’s common stock on September 30, 2011, which was the last trading date on the New York Stock Exchange prior to the vesting date of October 1, 2011.  The closing price per share of the Company’s Common Stock on the New York Stock Exchange on September 30, 2011 was $22.98.

Pension Benefits

None of our named executive officers participated in any Company pension plans during or as of the end of Fiscal 2012.

Non-Qualified Deferred Compensation

None of our named executive officers participated in any Company non-qualified deferred compensation programs during or as of the end of Fiscal 2012.

Termination and Change in Control Provisions

Awards under the Company’s Incentive Plans

Awards under the 2009 Plan. Mr. Lumley, Mr. Genito and Mr. Heil have received and currently hold restricted stock awards under the 2009 Plan. The 2009 Plan contains provisions triggered by a change in control of the Company. Messrs. Lumley, Genito and Heil waived their rights to assert that the Merger would result in a change of control. For purposes of these incentive plans, change in control generally means the occurrence of any of the following events:

(i)
the acquisition, by any individual, entity or group of beneficial ownership of more than 50% of the combined voting power of the Company’s then outstanding securities, excluding from this provision the Harbinger Master Fund, the Harbinger Special Situations Fund, Avenue International Master, L.P., Avenue Investments, L.P., Avenue Special Situations Fund V, L.P., Avenue Special Situations Fund IV, L.P., Avenue-CDP Global Opportunities Fund, L.P. or D. E. Shaw Laminar Portfolios, L.L.C. and each of their respective subsidiaries and Affiliates (each, a “Designated Holder”) and any individual, entity or group who becomes such a beneficial owner in connection with a transaction described in clause (A) of subsection (iii) below;

(ii)
individuals who constituted the Board of Directors at the effective time of either of the plans and directors who are nominated and elected as their successors from time to time cease for any reason to constitute at least a majority of the Board;

(iii)
consummation of a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other entity, other than (A) a merger or consolidation which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no individual, entity or group is or becomes the beneficial owner, directly or indirectly, of voting securities of the Company (not including in the securities beneficially owned by such individual, entity or group any securities acquired directly from the Company or any of its direct or indirect subsidiaries) representing 50% or more of the combined voting power of the Company’s then outstanding voting securities or (C) a merger or consolidation affecting the Company as a result of which a Designated Holder owns after such transaction more than 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

(iv)
approval by the stockholders of the Company of either a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the assets of the Company to an entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

In general, in the event a change in control occurs, and within one year following the change in control, the employment or service of an award holder terminates without “cause” (as defined in the 2009 Plan), then the following shall apply:

(i)	all stock options and stock appreciation rights outstanding as of the date the change in control occurs will become immediately exercisable;

(ii)	the restrictions and other conditions applicable to any restricted stock or other stock-based awards which are not performance-based, including vesting requirements, will lapse; and

(iii)	any performance-based awards will be paid on a pro-rata basis based on actual performance during the applicable performance cycle up to the effective date of the termination of employment or service.

Awards under the 2011 Plan. During Fiscal 2011 and 2012, each current named executive officer received and currently holds RSU awards under the 2011 Plan made pursuant to the Company’s incentive programs.  Each of these is governed by the 2011 Plan and, as such, contain provisions triggered by a change in control of the Company. For purposes of these incentive plans, change in control generally means the occurrence of any of the following events:

(i)	the acquisition, by any individual, entity or group of beneficial ownership of more than 50% of the combined voting power of the Company’s then outstanding securities;

(ii)
individuals who constituted the Board of Directors at the effective time of the plan and directors who are nominated and elected as their successors from time to time cease for any reason to constitute at least a majority of the Board;

(iii)
consummation of a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other entity, other than (A) a merger or consolidation which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no individual, entity or group is or becomes the beneficial owner, directly or indirectly, of voting securities of the Company (not including in the securities beneficially owned by such individual, entity or group any securities acquired directly from the Company or any of its direct or indirect subsidiaries) representing 50% or more of the combined voting power of the Company’s then outstanding voting securities or (C) a merger or consolidation affecting the Company as a result of which a Designated Holder owns after such transaction more than 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

(iv)
approval by the stockholders of the Company of either a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the assets of the Company to an entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Provided that, in each case, it shall not be a Change in Control if, immediately following the occurrence of the event described above (i) the record holders of the common stock of the Company immediately prior to the event continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following the event, or (ii) the Harbinger Master Fund, the Harbinger Special Situations Fund, Harbinger Group Inc. (“HRG”), and their respective affiliates and subsidiaries beneficially own, directly or indirectly, more than 50% of the combined voting power of the Company or any successor.

In general, in the event a change in control occurs, the Board of Directors may, in its sole discretion, provide that, with respect to any particular outstanding awards:

(i)	all stock options and stock appreciation rights outstanding as of immediately prior to the change in control will become immediately exercisable;

(ii)
the restricted period shall expire immediately prior to the change in control with respect to up to 100 percent of the then-outstanding shares of restricted stock or RSUs (including, without limitation, a waiver of any applicable performance goals);

(iii)
all incomplete performance periods in effect on the date the change in control occurs shall end on that date, and the Compensation Committee may (i) determine the extent to which performance goals with respect to each such performance period have been met based on such audited or unaudited financial information or other information then available it deems relevant and (ii) cause the participant to receive partial or full payment of awards for each such performance period based upon the Compensation Committee’s determination of the degree of attainment of such performance goals, or assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Compensation Committee; and

(iv)	any awards previously deferred shall be settled as soon as practicable.

Executive-Specific Provisions

As discussed under the heading “Current Employment Agreements,” each of the continuing named executive officers are parties to continuing employment or other written agreements with the Company that govern various aspects of the employment relationship, including the rights and obligations of the parties upon termination of that employment relationship. Set forth below is a brief description of the provisions of those agreements with respect to a termination of employment and/or in the event of a change in control.

David R. Lumley

The Lumley Employment Agreement contains the following provisions applicable upon the termination of Mr. Lumley’s employment with the Company or in the event of a change in control of the Company.

Termination for Cause or Voluntary Termination by the Executive (other than for Good Reason). In the event that the Mr. Lumley is terminated for “cause” or terminates his employment voluntarily, other than for “good reason,” Mr. Lumley’s salary and other benefits provided under his employment agreement cease at the time of such termination and Mr. Lumley is entitled to no further compensation under his employment agreement. Notwithstanding this, Mr. Lumley would be entitled to continue to participate in the Company’s medical benefit plans to the extent required by law. Further, upon such termination of employment, the Company would pay to the executive accrued pay and benefits.

Termination without Cause or for Good Reason, Death or Disability. If the employment of Mr. Lumley with the Company is terminated by the Company without “cause,” by Mr. Lumley for “good reason,” or due to Mr. Lumley’s death or disability, Mr. Lumley would be entitled to receive certain post-termination benefits, detailed below, contingent upon execution of a separation agreement with a release of claims agreeable to the Company within 60 days following his termination date. In such event the Company will:

•
pay Mr. Lumley an amount equal to two times the sum of (i) Mr. Lumley’s base salary in effect immediately prior to his termination, and (ii) Mr. Lumley’s target annual bonus in respect of the fiscal year ending immediately prior to the fiscal year in which the executive was terminated, such amount to be paid ratably over the 24-month period commencing on the 60th day following the executive’s termination;

•	pay Mr. Lumley $25,000 on the first anniversary of his termination date;

•
pay Mr. Lumley the pro rata portion (based on number of weeks worked) of the annual bonus (if any) earned by him pursuant to any annual bonus or incentive plan maintained by the Company in respect of the fiscal year in which such termination occurs, to be paid at the time such bonuses are paid to continuing employees of the Company for such fiscal year; and

•
for the 24-month period immediately following such termination, arrange to provide Mr. Lumley and his dependents with insurance and other benefits generally made available from time to time by the Company to its senior executives, on a basis substantially similar to those provided to Mr. Lumley and his dependents by the Company immediately prior to the date of termination at no greater cost to the executive or the Company than the cost to Mr. Lumley and the Company immediately prior to such date.

For Mr. Lumley, “good reason” is defined, in general, subject to notification and Company cure rights, as the occurrence of any of the following events without such executive’s consent:

•	any reduction in his annual base salary or target annual bonus opportunity then in effect;

•
the required relocation of Mr. Lumley’s place of principal employment to an office more than 75 miles, from Mr. Lumley’s current office, or the requirement by the Company that the executive be based at an office other than the such executive’s current office on an extended basis;

•	a substantial diminution or other substantive adverse change in the nature or scope of Mr. Lumley’s responsibilities, authorities, powers, functions, or duties; or

•	a breach by the Company of any of its other material obligations under the Lumley Employment Agreement.

For Mr. Lumley, “cause” is defined, in general, subject to notification and cure rights as described above in “Use of Employment Agreements,” as the occurrence of any of the following events: (i) the commission by Mr. Lumley of any deliberate and premeditated act taken in bad faith against the interests of the Company which causes, or is reasonably anticipated to cause, material harm to the Company or its reputation; (ii) Mr. Lumley has been convicted of, or pleads nolo contendere with respect to any felony, or of any lesser crime or offense having as its predicate element fraud, dishonesty or misappropriation of the property of the Company that causes, or is reasonably anticipated to cause, material harm to the Company; (iii) the habitual drug addiction of Mr. Lumley, or habitual intoxication of Mr. Lumley, which negatively impacts his job performance, or Mr. Lumley’s failure of a company-required drug test; (iv) the willful failure or refusal of Mr. Lumley to perform his duties or follow the direction of the Board of Directors; or (v) Mr. Lumley materially breaches any of the terms of the Lumley Employment Agreement or any other material written agreement between Mr. Lumley and the Company.

All of the benefits detailed above would cease immediately upon the discovery by the Company of Mr. Lumley’s breach of the employment agreement provisions titled “agreement not to compete” and “secret processes and confidentiality.” The Lumley Employment Agreement includes non-competition and non-solicitation provisions that extend for two years following Mr. Lumley’s termination and confidentiality provisions that extend for seven years following Mr. Lumley’s termination.

Anthony L. Genito

The Genito Employment Agreement contains the following provisions applicable upon the termination of Mr. Genito’s employment with the Company or in the event of a change in control of the Company.

Termination for Cause or Voluntary Termination by the Executive (other than for Good Reason). In the event that Mr. Genito is terminated for “cause” or terminates his employment voluntarily, other than for “good reason,” Mr. Genito’s salary and other benefits provided under his employment agreement cease at the time of such termination and Mr. Genito is entitled to no further compensation under his employment agreement. Notwithstanding this, Mr. Genito would be entitled to continue to participate in the Company’s medical benefit plans to the extent required by law. Further, upon any such termination of employment, the Company would pay to Mr. Genito accrued pay and benefits.

Termination without Cause or for Good Reason, Death or Disability. If the employment of Mr. Genito with the Company is terminated by the Company without “cause,” by Mr. Genito for “good reason,” or due to Mr. Genito’s death or disability, or by virtue of a non-renewal of the employment agreement, Mr. Genito is entitled to receive certain post-termination benefits, detailed below, contingent upon execution of a separation agreement with a release of claims agreeable to the Company. In such event the Company will:

•
pay Mr. Genito two times the sum of Mr. Genito’s (i) base salary in effect immediately prior to his termination, and (ii) target annual bonus award for the fiscal year immediately preceding the fiscal year in which such termination occurs ratably over the 24-month period immediately following his termination;

•
pay Mr. Genito the pro rata portion of the annual bonus (if any) earned by him pursuant to any annual bonus or incentive plan maintained by the Company in respect of the fiscal year in which such termination occurs, to be paid at the time such bonuses are paid to continuing employees of the Company for such fiscal year, but no later than December 31 immediately following the end of the fiscal year in which such termination occurs; and

•
for the 24-month period immediately following such termination arrange to provide Mr. Genito and his dependents with insurance and other benefits on a basis substantially similar to those provided to Mr. Genito and his dependents by the Company immediately prior to the date of termination at no greater cost to Mr. Genito or the Company than the cost to Mr. Genito and the Company immediately prior to such date.

Change in Control. Under the Genito Employment Agreement, Mr. Genito may elect to terminate his employment within 60 days following a change in control (as defined under the 2011 Plan). Such termination by Mr. Genito will be treated as a termination by the Company without “cause,” and Mr. Genito would be entitled to the benefits described above within “Termination without Cause or for Good Reason, Death or Disability.” The Company may require that Mr. Genito remain employed by the Company for up to a maximum of 6 months following the change in control.

For Mr. Genito, “good reason” is defined, in general, subject to notification and cure rights as described above under the heading “Use of Employment Agreements,” as, the occurrence of any of the following events without Mr. Genito’s consent:

•	any material reduction in Mr. Genito’s annual base salary;

•
the required relocation of Mr. Genito’s place of principal employment to an office more than 50 miles, from Mr. Genito’s current office, or the requirement by the Company that Mr. Genito be based at an office other than the his current office on an extended basis;

•
a substantial diminution or other substantive adverse change in the nature or scope of Mr. Genito’s responsibilities, authorities, powers, functions, or duties, provided that the Company may replace Mr. Genito as Chief Accounting Officer of the Company without implicating this subsection;

•	a breach by the Company of any of its other material obligations under the Genito Employment Agreement; or

•	the failure of the Company to obtain the agreement of any successor to the Company to assume and agree to perform the Genito Employment Agreement.

For Mr. Genito, “cause” is defined, in general, subject to notification and cure rights as described above in “Use of Employment Agreements,” as the occurrence of any of the following events: (i) the commission by Mr. Genito of any deliberate and premeditated act taken by Mr. Genito in bad faith against the interests of the

Company; (ii) Mr. Genito has been convicted of, or pleads nolo contendere with respect to any felony, or of any lesser crime or offense having as its predicate element fraud, dishonesty or misappropriation of the property of the Company; (iii) the habitual drug addiction or intoxication of Mr. Genito which negatively impacts his job performance or Mr. Genito’s failure of a company-required drug test; (iv) the willful failure or refusal of Mr. Genito to perform his duties as set forth herein or the willful failure or refusal to follow the direction of the Chief Executive Officer; or (v) Mr. Genito materially breaches any of the terms of the Genito Employment Agreement.

The above benefits will cease immediately upon the discovery by the Company of Mr. Genito’s breach of the non-compete and non-solicitation provisions or the secret processes and confidentiality provisions included in his employment agreement. The Genito Employment Agreement includes non-competition and non-solicitation provisions that extend for one year following Mr. Genito’s termination and confidentiality provisions that extend for two years following Mr. Genito’s termination.

John A. Heil

The Heil Employment Agreement contains the following provisions applicable upon the termination of Mr. Heil’s employment with the Company or in the event of a change in control of the Company.

Termination for Cause or Voluntary Termination by the Executive (other than for Good Reason). In the event that Mr. Heil is terminated for “cause” or terminates his employment voluntarily, other than for “good reason” (each, as defined below), Mr. Heil’s salary and other benefits provided under his employment agreement cease at the time of such termination and Mr. Heil is entitled to no further compensation under his employment agreement. Notwithstanding this, Mr. Heil would be entitled to continue to participate in the Company’s medical benefit plans to the extent required by law. Further, upon any such termination of employment, the Company would pay to Mr. Heil accrued pay and benefits.

Termination without Cause or for Good Reason, Death or Disability. If the employment of Mr. Heil with the Company is terminated by the Company without “cause,” by Mr. Heil for “good reason” or due to Mr. Heil’s death or disability, or by virtue of a non-renewal of the employment agreement, Mr. Heil is entitled to receive certain post-termination benefits, detailed below, contingent upon execution of a separation agreement with a release of claims agreeable to the Company. In such event the Company will:

•
pay Mr. Heil an amount in cash equal to two times the sum of (i) Mr. Heil’s base salary in effect immediately prior to Mr. Heil’s termination, and (ii) the annual bonus (if any) earned by Mr. Heil pursuant to any annual bonus or incentive plan maintained by the Company in respect of the fiscal year ending immediately prior to the fiscal year in which Mr. Heil was terminated ratably over the 24-month period immediately following Mr. Heil’s termination (the “Heil Cash Severance”);

•
pay Mr. Heil the pro rata portion (based on number of weeks worked) of the annual bonus (if any) earned by Mr. Heil pursuant to any annual bonus or incentive plan maintained by the Company in respect of the fiscal year in which such termination occurs, to be paid at the time such bonuses are paid to continuing employees of the Company for such fiscal year; and

•
for the 24-month period immediately following such termination, arrange to provide Mr. Heil and his dependents with the insurance and other benefits generally made available from time to time by the Company to its executive officers who report to the Chief Executive Officer, on a basis substantially similar to those provided to Mr. Heil and his or her dependents by the Company immediately prior to the date of termination at no greater cost to Mr. Heil or the Company than the cost to Mr. Heil and the Company immediately prior to such date.

Good reason is defined, in general, subject to notification and cure rights as discussed above under the heading “Use of Employment Agreements,” as the occurrence of any of the following events without Mr. Heil’s consent:

•	any reduction in Mr. Heil’s annual base salary or MIP target level;

•
the required relocation of Mr. Heil’s place of principal employment to an office more than 40 miles from Mr. Heil’s current office, or the requirement by the Company that Mr. Heil be based at an office other than Mr. Heil’s current office on an extended basis;

•	a substantial diminution or other substantive adverse change in the nature or scope of Mr. Heil’s responsibilities, authorities, powers, functions or duties;

•	a breach by the Company of any of its other material obligations under the Heil Employment Agreement, if not cured within thirty (30) days after written notice of such breach;

•	the failure of the Company to obtain the agreement of any successor to the Company to assume and agree to perform the Heil Employment Agreement; or

•	as more fully described below, the sale of the Global Pet Supplies business segment.

For Mr. Heil, “cause” is defined, in general, subject to notification and cure rights as described above in “Use of Employment Agreements,” as the occurrence of any of the following events: (i) the commission by Mr. Heil of any deliberate and premeditated act taken by Mr. Heil in bad faith against the interests of the Company; (ii) Mr. Heil has been convicted of, or pleads nolo contendere with respect to any felony, or of any lesser crime or offense having as its predicate element fraud, dishonesty or misappropriation of the property of the Company; (iii) the habitual drug addiction or intoxication of Mr. Heil which negatively impacts his job performance or Mr. Heil’s failure of a company-required drug test; (iv) the willful failure or refusal of Mr. Heil to perform his duties as set forth herein or the willful failure or refusal to follow the direction of the Chief Executive Officer; or (v) Mr. Heil materially breaches any of the terms of the Heil Employment Agreement.

As described above, one event of “good reason” for Mr. Heil is deemed to occur upon the sale of Global Pet Supplies. However, the right of Mr. Heil to terminate his employment as a result of such a sale is contingent upon Mr. Heil electing to exercise that right during the 60 day period preceding the one year anniversary of the closing of the sale with the termination of employment to be effective on the one year anniversary date of such closing and that as a further condition Mr. Heil will have remained employed by the acquirer of the business segment during the full one year period following such closing date. During such one-year period, Mr. Heil would be guaranteed an annual bonus of 100% of his target bonus amount. Unless Mr. Heil is terminated at the time of such sale, the Company is obligated to deposit in escrow on the closing date of the sale an amount equal to double the sum of (i) Mr. Heil’s annual base salary, and (ii) the target MIP award amount Mr. Heil would be eligible to receive if the Company met 100% of the applicable performance goals established by the Board of Directors or, if higher, the amount of the MIP award made to Mr. Heil for the fiscal year ending immediately prior to the closing of such sale. If Mr. Heil’s employment is terminated without “cause” or by reason of death or disability following the closing date of the sale but before the first anniversary of the closing date of the sale or upon Mr. Heil’s proper election to terminate his employment for “good reason,” then the escrow agent will pay out the escrowed amount to Mr. Heil over 24 months in lieu of the Heil Cash Severance. Mr. Heil would then also be entitled to receive those benefits described above under “Termination Without Cause, or for Good Reason, Death or Disability ” other than the Heil Cash Severance.

The above benefits will cease immediately upon the discovery by the Company of Mr. Heil’s breach of the non-compete and non-solicitation provisions or the secret processes and confidentiality provisions included in the Heil Employment Agreement. The Heil Employment Agreements includes non-competition and non-solicitation provisions that extend for one year following Mr. Heil’s termination and confidentiality provisions that extend for two years following Mr. Heil’s termination.

Heil Separation Agreement

On December 28, 2012, the Company and Mr. Heil mutually agreed that, effective March 31, 2013, Mr. Heil will retire and resign from any and all titles, positions and appointments that he holds with the Company.  In connection with his resignations, the Company and Mr. Heil entered into a Separation Agreement (the “Heil Separation Agreement”).  Pursuant to the terms of the Agreement, Mr. Heil is expected to continue to serve as President of the Global Pet Supplies Division and to assist in transitioning operations through March 31, 2013.

Under the terms of the Agreement, Mr. Heil will receive the following separation payments: (i) $1,000,000, which is equal to two (2) times Mr. Heil’s annual base salary for fiscal year 2012, payable over a period of twenty four months; (ii) $1,478,000, which is equal to two (2) times Mr. Heil’s 2012 MIP actual payment of 147.8% of annual base salary, payable over a period of twenty four months; (iii) an additional pro-rated MIP payment for 2013 equal to the amount determined for Mr. Heil pursuant to the Company’s 2013 MIP based on actual performance results for the Company’s 2013 fiscal year and using Mr. Heil’s 2013 MIP target of 100% of annual base salary, which amount will be pro-rated based on the number of days during fiscal year 2013 during which Mr. Heil is actually employed by the Company, which amount will be paid at the same time as other payments are made to 2013 MIP participants, and in any case no later than December 31, 2013; (iv) payment for accrued but unused vacation days; (v) reimbursement of any unreimbursed business expenses; and (vi) to the extent Mr. Heil makes a timely election in the manner required under applicable Company plans to receive continuation coverage pursuant to Internal Revenue Code (“Code”) section 4980B (“COBRA”), the Company will provide Mr. Heil with medical, dental, vision and prescription drug benefits and his Executive Life Insurance benefit for him and his eligible dependents for twenty-four months at the level and of the type provided to active employees of the Company from time to time. Mr. Heil has agreed to a customary release of potential claims against the Company.

Terry L. Polistina

The Polistina Employment Agreement contains the following provisions applicable upon the termination of Mr. Polistina’s employment with the Company or in the event of a change in control of the Company.

Termination for Cause or Voluntary Termination by the Executive (other than for Good Reason). In the event that Mr. Polistina is terminated for “cause” or terminates his employment voluntarily, other than for “good reason,” Mr. Polistina’s salary and other benefits provided under his employment agreement cease at the time of such termination and Mr. Polistina is entitled to no further compensation under his employment agreement. Notwithstanding this, Mr. Polistina would be entitled to continue to participate in the Company’s medical benefit plans to the extent required by law. Further, upon any such termination of employment, the Company would pay to Mr. Polistina accrued pay and benefits.

Termination without Cause or for Good Reason, Death or Disability. If the employment of Mr. Polistina with the Company is terminated by the Company without “cause,” by Mr. Polistina for “good reason,” or due to Mr. Polistina’s death or disability, Mr. Polistina is entitled to receive certain post-termination benefits, detailed below, contingent upon execution of a separation agreement with a release of claims agreeable to the Company within 30 days following his termination date. In such event the Company will:

•
pay Mr. Polistina an amount in cash equal to two times the sum of (i) Mr. Polistina’s base salary in effect immediately prior to Mr. Polistina’s termination, and (ii) the annual bonus (if any) earned by Mr. Polistina pursuant to any annual bonus or incentive plan maintained by the Company in respect of the fiscal year ending immediately prior to the fiscal year in which Mr. Polistina was terminated ratably over the 24-month period immediately following Mr. Polistina’s termination;

•
pay Mr. Polistina the pro rata portion (based on number of weeks worked) of the annual bonus (if any) earned by Mr. Polistina pursuant to any annual bonus or incentive plan maintained by the Company in respect of the fiscal year in which such termination occurs, to be paid at the time such bonuses are paid to continuing employees of the Company for such fiscal year; and

•
for the 24-month period immediately following such termination, arrange to provide Mr. Polistina and his dependents with the insurance and other benefits generally made available from time to time by the Company to its executive officers, on a basis substantially similar to those provided to Mr. Polistina and his dependents by the Company immediately prior to the date of termination at no greater cost to Mr. Polistina or the Company than the cost to Mr. Polistina and the Company immediately prior to such date.

For Mr. Polistina, “good reason” is defined, in general, subject to notification and Company cure rights as discussed above under the heading “Use of Employment Agreements,” as the occurrence of any of the following events without Mr. Polistina’s consent:

•	any reduction in Mr. Polistina’s annual base salary or target annual bonus opportunity;

•
the required relocation of Mr. Polistina’s place of principal employment to an office more than 75 miles from Mr. Polistina’s current office, or the requirement by the Company that Mr. Polistina, without Mr. Polistina’s consent, be based at an office other than Mr. Polistina’s current office on an extended basis;

•	a substantial diminution or other substantive adverse change in the nature or scope of Mr. Polistina’s responsibilities, authorities, powers, functions or duties;

•	a breach by the Company of any of its other material obligations under the Polistina Employment Agreement; or

•	the failure of the Company to obtain the agreement of any successor to the Company to assume and agree to perform the Polistina Employment Agreement.

For Mr. Polistina, “cause” is defined, in general, subject to notification and cure rights as described above in “Use of Employment Agreements,” as the occurrence of any of the following events: (i) the commission by Mr. Polistina of any deliberate and premeditated act taken by Mr. Polistina in bad faith against the interests of the Company; (ii) Mr. Polistina has been convicted of, or pleads nolo contendere with respect to any felony, or of any lesser crime or offense having as its predicate element fraud, dishonesty or misappropriation of the property of the Company; (iii) the habitual drug addiction or intoxication of Mr. Polistina which negatively impacts his job performance or Mr. Polistina’s failure of a company-required drug test; (iv) the willful failure or refusal of Mr. Polistina to perform his duties as set forth herein or the willful failure or refusal to follow the direction of the Chief Executive Officer or the Board of Directors; or (v) Mr. Polistina materially breaches any of the terms of the Polistina Employment Agreement.

The above benefits will cease immediately upon the discovery by the Company of Mr. Polistina’s breach of the agreement not to compete and secret processes and confidentiality provisions included in the Polistina Employment Agreement. The Polistina Employment Agreement includes non-competition and non-solicitation provisions that extend for two years following Mr. Polistina’s termination and confidentiality provisions that extend for seven years following Mr. Polistina’s termination.

Nathan E. Fagre

The Fagre Severance Agreement contains the following provisions applicable upon the termination of Mr. Fagre’s employment with the Company or in the event of a change in control of the Company.

Termination for Cause or Voluntary Termination by the Executive. In the event that Mr. Fagre is terminated for “cause” or terminates his employment voluntarily, Mr. Fagre’s salary and other benefits provided under his severance agreement cease at the time of such termination and Mr. Fagre is entitled to no further compensation under his severance agreement. Notwithstanding this, Mr. Fagre would be entitled to continue to participate in the Company’s medical benefit plans to the extent required by law. Further, upon any such termination of employment, the Company would pay to Mr. Fagre accrued pay and benefits.

Termination without Cause or for Death or Disability. If the employment of Mr. Fagre with the Company is terminated by the Company without “cause” or due to Mr. Fagre’s death or disability, Mr. Fagre is entitled to receive certain post-termination benefits, detailed below, contingent upon execution of a separation agreement with a release of claims agreeable to the Company within 30 days following his termination date. In such event the Company will:

•
if such termination occurs before January 31, 2012, pay Mr. Fagre an amount in cash equal to three-fourths of his base salary in effect immediately prior to Mr. Fagre’s termination; and if such termination occurs on or subsequent to January 31, 2012, an amount in cash equal to one times his base salary in effect immediately prior to Mr. Fagre’s termination; and

•
if such termination occurs before January 31, 2012, then for the nine month period following such termination, arrange to provide Mr. Fagre and his dependents with the insurance and other benefits generally made available from time to time by the Company to its senior management, on a basis substantially similar to those provided to Mr. Fagre and his dependents immediately prior to the date of termination.

For Mr. Fagre, “cause” is defined, in general, subject to notification and cure rights as described above in “Use of Employment Agreements,” as the occurrence of any of the following events: (i) the commission by Mr. Fagre of any deliberate and premeditated act taken by Mr. Fagre in bad faith against the interests of the Company; (ii) Mr. Fagre has been convicted of, or pleads nolo contendere with respect to any felony, or of any lesser crime or offense having as its predicate element fraud, dishonesty, or misappropriation of the property of the Company; (iii) the habitual drug addiction or intoxication of Mr. Fagre which negatively impacts his job performance or Mr. Fagre’s failure of a Company-required drug test; (iv) the willful failure or refusal of Mr. Fagre to perform his duties as set forth herein or the willful failure or refusal to follow the direction of the Chief Executive Officer or the Board of Directors; or (v) Mr. Fagre materially breaches any of the terms of the Fagre Severance Agreement.

The above benefits will cease immediately upon the discovery by the Company of Mr. Fagre’s breach of the agreement not to compete and secret processes and confidentiality provisions included in the Fagre Severance Agreement. The Fagre Severance Agreement includes non-competition and non-solicitation provisions that extend for two years following Mr. Fagre’s termination and confidentiality provisions that extend for seven years

Tables of Amounts Payable Upon Termination or Change of Control

The following tables set forth the amounts that would have been payable at September 30, 2012 to each of the named executive officers under the various scenarios for termination of employment or a change-in-control of the Company had such scenarios occurred on September 30, 2012.

David R. Lumley

	Termination Scenarios
Component	Voluntary/ For Cause $	Good Reason $	Without Cause $	Death $	Disability $	Change in Control (CIC & Exec Term) $
Cash Severance(1)	–	3,870,000	3,870,000	3,870,000	3,870,000	3,870,000
Additional Award(2)	–	25,000	25,000	25,000	25,000	25,000
Equity Awards (Intrinsic Value)(3)
Unvested restricted stock(4)	–	15,627,906	15,627,906	5,209,302	5,209,302	15,627,906
Other Benefits
Health and Welfare(5)	–	23,664	23,664	23,664	23,664	23,664
Leased Vehicle(6)	–	21,657	21,657	21,657	21,657	21,657
Tax Gross-Up(7)	–	–	–	–	–	–
Total	–	19,568,227	19,568,227	9,149,623	9,149,623	19,568,227
(1)	Reflects cash severance payment of 2x the sum of the executive’s current base salary and the target 2011 fiscal year bonus. Payments will be made in monthly installments over a period of 24 months.
(2)	Amount reflects an additional cash payment that will be made on the first anniversary of the termination date.
(3)	All equity valued using a $40.01 stock price which is the Company’s closing stock price on September 28, 2012.
(4)
Upon a termination for good reason, without cause, or a change in control, the EIP awards granted in 2010 and 2011 immediately vest.  Upon a voluntary termination, termination for cause, death, or disability, the awards are forfeited.  Because the performance period for the Spectrum 500 has lapsed (September 30, 2012), the earned amount of the performance-based vesting portion of the equivalent amount of the service-based portion of the award immediately vests upon a termination for death, disability, for good reason, without cause, or a change in control.

(5) (6) (7)
Reflects 24 months of insurance and other benefits continuation for the executive and his dependents.
Reflects 12 months of car allowance continuation.
The executive would not owe an excise tax payment if a change in control occurred at fiscal year end according to Section 280G under the Internal Revenue Code.  The Company does not provide any tax gross-up payment to cover excise taxes.

Anthony L. Genito

	Termination Scenarios
Component	Voluntary/ For Cause $	Good Reason $	Without Cause $	Death $	Disability $	Change in Control (CIC & Exec Term) $
Cash Severance(1)	–	1,810,000	1,810,000	1,810,000	1,810,000	1,810,000
Equity Awards (Intrinsic Value)(2)
Unvested restricted stock(3)	–	8,001,920	8,001,920	2,667,307	2,667,307	8,233,498
Other Benefits
Health and Welfare(4)	–	23,664	23,664	23,664	23,664	23,664
Leased Vehicle(5)	–	21,657	21,657	21,657	21,657	21,657
Tax Gross-Up(6)	–	–	–	–	–	–
Total	–	9,857,241	9,857,241	4,522,627	4,522,627	10,088,818
(1)	Reflects cash severance payment of 2x the sum of the executive’s current base salary and the target 2011 fiscal year bonus. Payments will be made in monthly installments over a period of 24 months.
(2)	All equity valued using a $40.01 stock price which is the Company’s closing stock price on September 28, 2012.
(3)
The one-time award granted on November 15, 2010 vests upon a change in control, otherwise it is forfeited upon termination.  Upon a termination for good reason, without cause, or change in control, the EIP awards granted in 2010 and 2011 immediately vest.  Upon a voluntary termination, termination for cause, death, or disability, the awards are forfeited.  Because the performance period for the Spectrum 500 award has lapsed (September 30, 2012), the earned amount of the performance-based vesting portion of the equivalent amount of the service-based portion of the award immediately vests upon a termination for death, disability, for good reason, without cause, or a change in control.

(4)	Reflects 24 months of insurance and other benefits continuation for the executive and his dependents.
(5)	Reflects 12 months of car allowance continuation.
(6)
The executive would not owe an excise tax payment if a change in control occurred at fiscal year end according to Section 280G under the Internal Revenue Code.  The Company does not provide any tax gross-up payment to cover excise taxes.

John A. Heil

	Termination Scenarios
Component	Voluntary/ For Cause $	Good Reason (1yr. Upon Sale of Pet) $	Good Reason (No Sale of Pet) $	Without Cause $	Death $	Disability $	Change in Control(6) (1yr. Upon Sale of Pet) $	Change in Control(7) (No Sale of Pet) $
Cash Severance(1)	–	2,025,000	2,025,000	2,025,000	2,025,000	2,025,000	2,025,000	2,025,000
Equity Awards (Intrinsic Value) (2)
Unvested restricted stock(3)	–	8,236,659	8,236,659	8,236,659	2,902,045	2,902,045	8,236,659	8,236,659
Other Benefits
Health and Welfare(4)	–	23,664	23,664	23,664	23,664	23,664	23,664	23,664
Tax Gross-Up(5)	–	–		–	–	–	–
Total	–	10,285,323	10,285,323	10,285,323	4,950,709	4,950,709	10,285,323	10,285,323
(1)
Reflects cash severance payment of 2x the sum of the executive’s current base salary and the actual 2011 fiscal year bonus (except in the case of termination for good reason or change in control in relation to the sale of the Pet business and provided that the executive continues employment for one year following such sale, the maximum of actual 2011 fiscal year bonus or target bonus amount the executive would be eligible to receive if the Company met 100% of the applicable performance goals in the fiscal year of such sale is used).  Payments will be made in monthly installments over a period of 24 months.

(2)	All equity valued using a $40.01 stock price which is the Company’s closing stock price on September 28, 2012.
(3)
The one-time award granted June 14, 2010 will continue to vest as per the terms of the agreement for a termination for good reason, without cause, death, or disability and will immediately vest upon a change in control.  Upon a termination for good reason, without cause, or change in control, the EIP awards granted in 2010 and 2011 immediately vest.  Upon a voluntary termination, termination for cause, death, or disability, the awards are forfeited.  Because the performance period for the Spectrum 500 award has lapsed (September 30, 2012), the earned amount of the performance-based vesting portion of the equivalent amount of the service-based portion of the award immediately vests upon a termination for death, disability, for good reason, without cause, or a change in control.

(4)	Reflects 24 months of insurance and other benefits continuation for the executive and his dependents.
(5)
The executive would not owe an excise tax payment if a change in control occurred at fiscal year end according to Section 280G under the Internal Revenue Code.  The company does not provide any tax gross-up payment to cover excise taxes.

(6) (7)
This termination scenario assumes the executive separates from service one year following the sale of the business unit subsequent to a change in control.
This termination scenario assumes the executive separates from service immediately following a change in control.  The sale of the business unit is irrelevant in the severance payment calculations under this scenario.

Terry L. Polistina

	Termination Scenarios
Component	Voluntary/ For Cause $	Good Reason $	Without Cause $	Death $	Disability $	Change in Control (CIC & Exec Term) $
Cash Severance(1)	–	2,087,500	2,087,500	2,087,500	2,087,500	2,087,500
Equity Awards (Intrinsic Value)(2)
Unvested restricted stock(3)	–	8,001,920	8,001,920	2,667,307	2,667,307	8,001,920
Other Benefits
Health and Welfare(4)	–	23,664	23,664	23,664	23,664	23,664
Leased Vehicle(5)	–	18,695	18,695	18,695	18,695	18,695
Tax Gross-Up(6)	–	–	–	–	–	–
Total	–	10,131,779	10,131,779	4,797,165	4,797,165	10,131,779
(1)	Reflects cash severance payment of 2x the sum of the executive’s current base salary and the actual 2011 fiscal year bonus. Payments will be made in monthly installments over a period of 24 months.
(2)	All equity valued using a $40.01 stock price which is the Company’s closing stock price on September 28, 2012.
(3)
Upon a termination for good reason, without cause, or change in control, the EIP awards granted in 2010 and 2011 immediately vest.  Upon a voluntary termination, termination for cause, death, or disability, the awards are forfeited.  Because the performance period for the Spectrum 500 award has lapsed (September 30, 2012), the earned amount of the performance-based vesting portion of the equivalent amount of the service-based portion of the award immediately vests upon a termination for death, disability, for good reason, without cause, or a change of control.

(4)	Reflects 24 months of insurance and other benefits continuation for the executive and his dependents.
(5)	Reflects 12 months of car allowance continuation.
(6)
The executive would not owe an excise tax payment if a change in control occurred at fiscal year end according to Section 280G under the Internal Revenue Code.  The company does not provide any tax gross-up payment to cover excise taxes.

Nathan E. Fagre

Component	Voluntary/ For Cause $	Good Reason $	Without Cause $	Death $	Disability $	Change in Control (CIC & Exec Term) $
Cash Severance(1)	–	–	350,000	350,000	350,000	350,000
Equity Awards (Intrinsic Value)(2)
Unvested restricted stock(3)	–	960,240	960,240	360,090	360,090	1,160,290
Other Benefits
Health and Welfare(4)	–	–	5,916	5,916	5,916	5,916
Tax Gross-Up(5)	–	–	–	–	–	–
Total	–	960,240	1,136,156	716,006	716,006	1,516,206
(1)	Reflects cash severance payment of 12 months of the executive’s current base salary. Payments will be made in semi-monthly installments over 12 months.
(2)	All equity valued using a $40.01 stock price which is the Company’s closing stock price on September 28, 2012.
(3)
The one-time award granted on April 1, 2012 vests upon a change in control, otherwise it is forfeited upon termination.  Upon a termination for good reason, without cause, or change in control, the EIP awards granted in 2010 and 2011 immediately vest.  Upon a voluntary termination, termination for cause, death, or disability, the awards are forfeited.  Because the performance period for the Spectrum 500 award has lapsed (September 30, 2012), the earned amount of the performance-based vesting portion of the equivalent amount of the service-based portion of the award immediately vests upon a termination for death, disability, for good reason, without cause, or a change in control.

(4)	Reflects 6 months of insurance and other benefits continuation for the executive and his dependents.
(5)
The executive would not owe an excise tax payment if a change in control occurred at fiscal year end according to Section 280G under the Internal Revenue Code.  The company does not provide any tax gross-up payment to cover excise taxes.

Director Compensation

The Compensation Committee is responsible for approving, subject to review by the Board of Directors as a whole, compensation programs for our non-employee directors.  In that function, the Compensation Committee considers market data regarding director compensation and evaluates the Company's director compensation practices in light of that data and the characteristics of the Company as a whole, with the assistance of its outside consultant, Towers Watson, and outside counsel.

Prior to the Merger, the Compensation Committee of SBI had established a compensation program for our non-employee directors, which was maintained through the date of the Merger.  Non-employee directors (which, until the time of the Merger, included Mr. Polistina) received an annual cash retainer of $70,000 and an annual stock grant equal to that number of shares with a value on the date of grant of $70,000.  Restricted shares with respect to Fiscal 2010 were granted on October 2009 and vested on October 1, 2010. Directors who were employees of SBI receive no additional compensation for their services as directors of SBI.

Following the Merger in June 2010, the Compensation Committee elected to adopt the compensation program for non-employee directors followed by SBI, except that, in addition to the amounts reflected above, the Chair of the Audit Committee would receive an additional annual cash retainer of $20,000, and the Chairs of the Nominating and Corporate Governance Committee and the Compensation Committee would each receive an additional annual cash retainer of $10,000.  During Fiscal 2012, the Compensation Committee reviewed current director compensation benchmarking data with its independent compensation advisors, and approved an increase to the annual cash compensation program for non-employee directors, $105,000 and an additional cash retainer of $15,000 to the Chairs of the Nominating and Corporate Governance Committee and the Compensation Committee.  There was no change to the annual cash retainer for the Chair of the Audit Committee.  The increase to the annual cash compensation for non-employee directors became effective as of July 1, 2012, and was paid on a prorated basis for the period July 1 to September 30, 2012.

For Fiscal 2012, the grants of restricted stock units were made in November 2011 and vested on September 30, 2012.  For Fiscal 2013, the grants of restricted stock were made in November 2012 and will vest on September 30, 2013.  In September 2012, the Compensation Committee further modified the compensation program to allow directors to make an annual election ro receive all of their director compensation in the form of Company stock on a deferred vesting schedule in lieu of cash.

David M. Maura and Omar M. Asali, directors who are also employees of Harbinger Group Inc., have elected not to participate in the annual director compensation program.  In June 2012, the Compensation Committee undertook a review of the services that had been provided by David Maura since joining the Board as non-executive chairman.  The Compensation Committee (excluding Mr. Maura) determined that Mr. Maura had provided significant and valuable services, and had invested a considerable amount of time and effort on behalf of the Company, particularly in the mergers and acquisitions area and the capital markets area, which efforts had gone beyond the normal work that a non-executive chairman would render.  In light of these services, on July 25, 2012 the Committee recommended to the Board, and the Board approved, a special one-time grant of 100,000 shares to Mr. Maura.  Directors who are employees of the Company, which includes David R. Lumley and Terry L. Polistina, receive no additional compensation for their service as directors of the Company.

The table set forth below, together with its footnotes, provides information regarding compensation paid to the Company’s directors for Fiscal 2012.  Directors who received no compensation as a director during Fiscal 2012 are omitted from the table.

Director Compensation Table for Fiscal Year 2012

Name(1)	Fees Earned or Paid in Cash $	Stock Awards $(2)	Total $
Kenneth C. Ambrecht	90,000	70,000	160,000
Eugene I. Davis	98,750	70,000	168,750
Virginia A. Kamsky	78,750	70,000	148,750
Marc S. Kirschner	78,750	70,000	148,750
Norman S. Matthews	90,000	70,000	160,000
David M. Maura	–	3,505,500	3,505,500
Hugh R. Rovit	78,750	70,000	148,750
(1)
This column reflects only directors who received compensation during Fiscal 2012.  Note that David R. Lumley, Terry L. Polistina, and Omar M. Asali are current directors not reflected in this table.  Information about the compensation paid to Terry L. Polistina for his service on the board of directors prior to the Merger in June 2010 is included above in the Summary Compensation Table.

(2)
This column reflects the aggregate grant date fair value of the awards in accordance with ASC Topic 718, which, for all the directors except Mr. Maura, were granted on November 7, 2011 and vested in full on September 30, 2012.  For Mr. Maura, this column reflects the aggregate grant date fair value of the one-time grant of 100,000 shares made on July 25, 2012, calculated in accordance with ASC Topic 718.  No director held shares of unvested restricted stock as of September 30, 2012.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors is comprised of Kenneth C. Ambrecht, Eugene I. Davis, and David M. Maura.  No member of our Compensation Committee is currently or has been, at any time since our formation, one of our officers or employees.  None of our executive officers serves a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding beneficial ownership of our Common Stock as of January 14, 2013, by:

•	each person who is known by us to beneficially own more than 5% of the outstanding shares of our Common Stock (each, a “5% Stockholder”);

•	our named executive officers serving as of January 14, 2013;

•	each of our directors serving as of January 14, 2013; and

•	all directors and executive officers serving as of January 14, 2013 as a group.

Beneficial ownership is determined in accordance with the rules of the SEC.  Determinations as to the identity of 5% Stockholders is based upon filings with the SEC and other publicly available information.  Except as otherwise indicated, we believe, based on the information furnished or otherwise available to us, that each person or entity named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.  The percentage of beneficial ownership set forth below is based upon 52,094,497 shares of Common Stock issued and outstanding as of the close of business on January 14, 2013.  In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, shares of Common Stock that are subject to restricted stock units held by that person that are currently expected to vest within 60 days of January 14, 2013, are deemed outstanding.  These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person.  Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Spectrum Brands Holdings, Inc., 601 Rayovac Drive, Madison, Wisconsin 53711.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Outstanding Shares
Harbinger Group Inc. 450 Park Avenue, 27th Floor New York, NY 10022	30,073,375	(1)	57.7%
FMR LLC 82 Devonshire Street Boston, MA 02109	4,163,884	(2)	8.0%
Directors and Named Executive Officers of Spectrum Serving at January 14, 2013
David R. Lumley	66,948		*
Anthony L. Genito	60,412	(3)	*
John A. Heil	36,055	(4)	*
Terry L. Polistina	139,685		*
Nathan E. Fagre	16,085	(5)	*
Kenneth C. Ambrecht	11,101	(6)	*
Eugene I. Davis	11,101	(7)	*
Virginia A. Kamsky	8,084	(8)	*
Marc S. Kirschner	20,733	(9)	*
Norman S. Matthews	26,109	(10)	*
David M. Maura	127,000	(11)	*

Hugh R. Rovit	14,201	(12)	*
Omar M. Asali	–		*
All current directors and named executive officers of Spectrum as a group (13 persons)	537,514		1.0%
Total	37,076,805		71.2%
*	Indicates less than 1% of the total number of outstanding shares of the Company’s Common Stock.
(1)
Based on information set forth in a Form 4 that was filed by Harbinger Group Inc. (“HRG”) with the SEC as of December 18, 2012, HRG is the beneficial owner of 29,893,186 shares of Common Stock.  Based on information set forth in Form 4s that were filed by the Harbinger Reporting Persons (as defined below) with the SEC, as of December 18, 2012 the Harbinger Reporting Persons may be deemed the beneficial owners of 180,189 shares of Common Stock. As of January 8, 2013, the Harbinger Parties (defined below) own approximately 78.4% of the outstanding shares of common stock of HRG (excluding the shares of HRG common stock issuable upon the conversion of HRG’s preferred stock), based on information set forth in a Schedule 13D/A that was filed with the SEC on Demember 19, 2012, by the Harbinger Parties (deined as follows). The “Harbinger Parties” include Harbinger Capital Partners Master Fund I, Ltd. (the “Master Fund”); Harbinger Capital Partners Special Situations Fund, L.P. (the “Special Fund”); and Global Opportunities Breakaway Ltd. As a result of their ownership interest in HRG and certain other arrangements among the Harbinger Parties and HRG, the Harbinger Reporting Persons and HRG may be deemed to be members of a “group” for purposes of the Exchange Act. The “Harbinger Reporting Persons” include the Master Fund; Harbinger Capital Partners, LLC (“Harbinger LLC”), the investment manager of the Master Fund; the Special Fund; Harbinger Capital Partners Special Situations GP, LLC (“HCPSS”), the General Partner of the Special Fund; Harbinger Holdings, LLC, the managing member of Harbinger LLC and HCPSS; Philip Falcone, the managing member of Harbinger Holdings and the portfolio manager of the Master Fund and the Special Fund; David M. Maura, Vice President and Director of Investments of Harbinger LLC and a director of the Company; and Tyler Kolarik, an employee of Harbinger LLC. Each Harbinger Reporting Person specifically disclaims beneficial ownership in the shares of the Company’s Common Stock owned by HRG except to the extent it or he actually exercises voting or dispositive power with respect to such Common Stock. The shares directly beneficially owned by HRG are pledged to secure HRG’s obligations under its 7.875% senior secured notes due 2019.

(2)
Based on information set forth in a Schedule 13G that was filed with the SEC on June 10, 2011 by FMR LLC and Edward C. Johnson 3rd, the Chairman of FMR LLC (collectively, the “FMR Reporting Persons”), as amended by Amendment No. 1 to the Schedule 13G that was filed with the SEC on February 14, 2012, and Amendment No. 2 to the Schedule 13G that was filed with the SEC on November 13, 2012. Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 4,033,758 shares of Spectrum common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The FMR Reporting Persons, through their control of Fidelity and the funds, each has sole power to dispose of the 4,033,758 shares owned by the funds. Members of the family of Edward C. Johnson 3rd are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds’ Boards of Trustees. Pyramis Global Advisors Trust Company (“PGATC”), 900 Salem Street, Smithfield, Rhode Island, 02917, an indirect wholly-owned subsidiary of FMR LLC and a bank as defined in Section 3(a)(6) of the Exchange Act, is the beneficial owner of 115,744 shares of Spectrum common stock as a result of its serving as investment manager of institutional accounts owning such shares.  The FMR Reporting Persons, through their control of PGATC, each has sole dispositive power over 115,744 shares and sole power to vote or to direct the voting of 115,744 shares of Spectrum common stock owned by the institutional accounts managed by PGATC as reported above.  FIL Limited (“FIL”), Pembroke Hall, 42 Crow Lane, Hamilton, Bermuda, and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors.  FIL, which is a qualified institution under Exchange Act Rule 13d-1(b)(1)(ii), is the beneficial owner of 14,382 shares or 0.028% of Spectrum common stock.  Partnerships controlled predominantly by members of the family of Edward C. Johnson 3d and FIL, or trusts for their benefit, own shares of FIL voting stock.  While the percentage of total voting power represented by these shares may fluctuate as a result of changes in the total number of shares of FIL voting stock outstanding from time to time, it normally represents more than 25% and less than 50% of the total votes which may be cast by all holders of FIL voting stock.  FMR LLC and FIL are separate and independent corporate entities, and their Boards of Directors are generally composed of different individuals.  FMR LLC and FIL are of the view that they are not acting as a “group” for purposes of Section 13(d) under the Exchange Act and that they are not otherwise required to attribute to each other the “beneficial ownership” of securities “beneficially owned” by the other corporation within the meaning of Rule 13d-3 promulgated under the Exchange Act.  Therefore, they are of the view that the shares held by the other corporation need not be aggregated for purposes of Section 13(d).  However, FMR LLC has voluntarily treated all of the shares as beneficially owned by FMR LLC and FIL on a joint basis.

(3)
Includes 5,788 shares of restricted stock granted to Mr. Genito pursuant to the Company’s 2011 Plan, which are scheduled to vest on September 30, 2013 if Mr. Genito is employed by the Company on such date.

(4)	Includes 5,866 shares of restricted stock which are scheduled to vest on June 15, 2013 if Mr. Heil is employed by the Company on such date.
(5)	Includes 5,000 shares of restricted stock granted to Mr. Fagre pursuant to the Company’s 2011 Plan, which are scheduled to vest on October 1, 2013 if Mr. Fagre is employed by the Company on such date.
(6)	Includes 2,632 shares of restricted stock granted to Mr. Ambrecht pursuant to the Company’s 2011 Plan.
(7)	Includes 2,632 shares of restricted stock granted to Mr. Davis pursuant to the Company’s 2011 Plan.
(8)	Includes 2,632 shares of restricted stock granted to Ms. Kamsky pursuant to the Company’s 2011 Plan.
(9)	Includes 5,264 shares of restricted stock granted to Mr. Kirschner pursuant to the Company’s 2011 Plan.
(10)	Includes 5,640 shares of restricted stock granted to Mr. Matthews pursuant to the Company’s 2011 Plan.
(11)	All reported shares are pledged as collateral.
(12)	Includes 2,632 shares of restricted stock granted to Mr. Rovit pursuant to the Company’s 2011 Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, officers, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC.  Based solely upon review of Forms 3, 4, and 5 (and amendments thereto) furnished to us during or in respect of Fiscal 2012 and written representations from certain reporting persons, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers, and 10% shareholders were satisfied in a timely manner during Fiscal 2012.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding our equity compensation plans as of September 30, 2012.

Plan Category	Number of securities to be issued upon the exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,977,632 (1)	Not Applicable	2,174,739 (2)
Equity compensation plans not approved by security holders	–	–	–
Total	1,977,632		2,174,739

(1)
Includes 702,264 shares issuable pursuant to outstanding performance-based RSU awards under the 2012 EIP, 406,536 shares issuable pursuant to outstanding performance-based RSU awards under the 2011 EIP, and 868,832 shares issuable pursuant to outstanding performance-based RSU awards under the Spectrum 500.  Because all of these shares are issuable under performance share awards, the awards are not taken into account for purposes of determining the weighted-average exercise price of outstanding options, warrants, and rights, and thus column (b) is not applicable with respect to these awards.

(2)
Includes 2,174,739 shares issuable pursuant to the 2011 Plan in the form of stock options, stock appreciation rights, restricted stock awards, RSUs, performance stock awards, or any combination of the foregoing.

COMPARISON OF TOTAL STOCKHOLDER RETURN

The following graph compares the cumulative total stockholder return on our Common Stock to the cumulative total return of (i) the Russell 2000 Financial Index, and (ii) our peer group selected in good faith, which is composed of the following companies: Central Garden & Pet Company, Church & Dwight Co., Inc., The Clorox Company, Energizer Holdings, Inc., Exide Technologies, Fortune Brands Home & Security, Inc., Hanesbrands Inc., Hasbro, Inc., Jarden Corporation, Mattel, Inc., Newell Rubbermaid Inc., Nu Skin Enterprises, Inc., The Scotts Miracle-Gro Company, Stanley Black & Decker, Inc., and Tupperware Brands Corporation.  For 2012, the peer group has been revised to delete Alberto-Culver Company because it was acquired by Unilever and is no longer a public company; Beam, Inc. because it completed the spin-off of its home and security business into a separate public company; Fortune Brands Home & Security, Inc., which has been substituted for Beam, Inc. in the 2012 peer group; and Elizabeth Arden, Inc. and Revlon, Inc. because each of these companies has relatively smaller revenues and market capitalizations than the Company and are more narrowly focused in the beauty category.  Additionally, for 2012, the peer group has been revised to add Hanesbrands Inc. because of its broader consumer products industry focus and comparable annual revenues to the Company; Nu Skin Enterprises, Inc. because of its personal care consumer products industry focus and comparable market capitalization to the Company; and Stanley Black & Decker, Inc. because of its more comparable and broader consumer product industry sector focus, especially in light of the Company’s acquisition of the HHI Group from Stanley Black & Decker, Inc., which results in a major new consumer product category for the Company (including residential locksets, hardware, and kitchen and bathroom fixtures).

The comparison below assumes that $100 was invested in (i) the common stock of SBI (the “SBI Common Stock”) from September 2, 2009 until June 16, 2010, and (ii) following the completion of the Merger, our Common Stock from June 16, 2010 until September 30, 2012.  The comparison is based upon the closing price of the SBI Common Stock or our Common Stock, as applicable, and assumes the reinvestment of all dividends, if any.  The returns of each of the companies in our peer group are weighted according to the respective company’s stock market capitalization at the beginning of each period for which a return is indicated.

COMPARISON OF CUMULATIVE TOTAL RETURN
$220
$200
$180
$160
$140
$120
$100
$80
9/02/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
Spectrum Brands Holdings, Inc.
Russell 2000
Peer Group

In accordance with the rules of the SEC, this section, captioned “Comparison of Total Stockholder Return,” shall not be incorporated by reference into any of our future filings made under the Securities Exchange Act of 1934 or the Securities Act of 1933.  The Comparison of Cumulative Total Return graph above, including any accompanying tables and footnotes, is not deemed to be soliciting material or deemed to be filed under the Exchange Act or the Securities Act.

AUDIT COMMITTEE REPORT

Our Audit Committee consists of Eugene I. Davis, Marc S. Kirschner, and Hugh R. Rovit.  The Audit Committee operates under, and has the responsibility and authority set forth in, the written charter adopted by the Board of Directors, which can be viewed on our website, www.spectrumbrands.com, under “Investor Relations – Corporate Governance.”

The Audit Committee Charter adopted by the Board of Directors incorporates requirements mandated by the Sarbanes-Oxley Act of 2002 and the NYSE listing standards.  All members of the Audit Committee are independent as defined by SEC rules and NYSE listing standards.  At least one member of the Audit Committee is an “audit committee financial expert” as defined by SEC rules.

Management is responsible for our internal controls and the financial reporting process.  Our independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards in the United States of America and auditing the Company’s internal control over financial reporting and issuing their reports thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has reviewed and discussed with management and KPMG LLP the audited financial statements for the fiscal year ended September 30, 2012, management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and KPMG LLP’s audit of the Company’s internal control over financial reporting.  The Audit Committee has discussed with KPMG LLP the matters that are required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication With Audit Committees).  In addition, KPMG LLP has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with KPMG LLP their firm’s independence.  The Audit Committee has concluded that KPMG LLP’s provision of audit and non-audit services to Spectrum and its affiliates is compatible with KPMG LLP’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the fiscal year ended September 30, 2012 be included in our Annual Report on Form 10-K filed with the SEC for that year.  The Audit Committee also recommended to the Board of Directors that KPMG LLP be appointed as our independent registered public accounting firm for Fiscal 2013.

The foregoing report is furnished by the Audit Committee of the Board of Directors.

AUDIT COMMITTEE
Eugene I. Davis, Chairman
Marc S. Kirschner
Hugh R. Rovit

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Review, Approval or Ratification of Transactions with Related Persons

The Company’s policies and procedures for review and approval of related-person transactions appear in the Code of Ethics for the Principal Executive Officer and Senior Financial Officers and the Spectrum Brands Code of Business Conduct and Ethics, each of which is posted on the Company’s website at www.spectrumbrands.com under “Investor Relations – Corporate Governance.”

All of the Company’s executive officers, directors, and employees are required to disclose to the Company’s

General Counsel all transactions which involve any actual, potential, or suspected activity or personal interest that creates or appears to create a conflict between the interests of the Company and the interests of their executive officers, directors, or employees.  In cases involving executive officers, directors, or senior-level management, the Company’s General Counsel will investigate the proposed transaction for potential conflicts of interest and then refer the matter to the Company’s Audit Committee to make a full review and determination.  In cases involving other employees, the Company’s General Counsel, in conjunction with the employee’s regional supervisor and the Company’s Director of Internal Audit, will review the proposed transaction.  If they determine that no conflict of interest will result from engaging in the proposed transaction, then they will refer the matter to the Company’s Chief Executive Officer for final approval.

The Company’s Audit Committee is required to consider all questions of possible conflicts of interest involving executive officers, directors, and senior-level management and to review and approve certain transactions, including all (i) transactions in which a director, executive officer, or an immediate family member of a director or executive officer has an interest, (ii) proposed business relationships between the Company and a director, executive officer, or other member of senior management, (iii) investments by an executive officer in a company that competes with the Company or an interest in a company that does business with the Company, and (iv) situations where a director or executive officer proposes to be a customer of the Company, be employed by, serve as a director of, or otherwise represent a customer of the Company.

The Company’s legal department and financial accounting department monitor transactions for an evaluation and determination of potential related person transactions that would need to be disclosed in the Company’s periodic reports or proxy materials under generally accepted accounting principles and applicable SEC rules and regulations.

Transactions with Related Persons

Merger Agreement and Exchange Agreement

On June 16, 2010 (the “Closing Date”), the Company completed a business combination transaction pursuant to an Agreement and Plan of Merger, dated as of February 9, 2010, as amended on March 1, 2010, March 26, 2010 and April 30, 2010, by and among the Company, Russell Hobbs, SBI, Battery Merger Corp., and Grill Merger Corp. (the “Merger Agreement”).  As a result of the Merger, each of SBI and Russell Hobbs became a wholly-owned subsidiary of the Company.  At the effective time of the Merger, all of (i) the outstanding shares of SBI common stock were canceled and converted into the right to receive shares of Common Stock, and (ii) the outstanding shares of Russell Hobbs common stock and preferred stock were canceled and converted into the right to receive shares of Common Stock.

Pursuant to the terms of the Merger Agreement, on February 9, 2010, SBI entered into support agreements with the Harbinger Parties and Avenue International Master and certain of its affiliates (the “Avenue Parties”), in which the Harbinger Parties and the Avenue Parties agreed to vote their shares of SBI common stock acquired before the date of the Merger Agreement in favor of the Merger and against any alternative proposal that would impede the Merger.

Immediately following the consummation of the Merger, the Harbinger Parties owned approximately 64% of the outstanding Common Stock and the stockholders of SBI (other than the Harbinger Parties) owned approximately 36% of the outstanding Common Stock.  On January 7, 2011, pursuant to the terms of a Contribution and Exchange Agreement (the “Exchange Agreement”), by and between the Harbinger Parties and HRG, the Harbinger Parties contributed 27,756,905 shares of Common Stock to HRG and received in exchange for such shares 119,909,830 shares of HRG common stock (the “Share Exchange”).  Immediately following the consummation of the Share Exchange, (i) HRG owned 27,756,905 shares of Common Stock and the Harbinger Parties owned 6,500,000 shares of Common Stock, approximately 54.4% and 12.7% of the outstanding shares of Common Stock, respectively, and (ii) the Harbinger Parties owned 129,859,891 shares of HRG common stock, or approximately 93.3% of the outstanding HRG common stock.

In connection with the Merger, the Harbinger Parties and the Company entered into the Stockholder Agreement, which provides for certain protective provisions in favor of minority stockholders and provides certain rights and imposes certain obligations on the Harbinger Parties, including:

•
for so long as the Harbinger Parties own 40% or more of the outstanding voting securities of the Company, the Harbinger Parties and HRG will vote their shares of Common Stock to effect the structure of our Board of Directors as described in the Stockholder Agreement;

•
the Harbinger Parties will not effect any transfer of equity securities of the Company to any person that would result in such person and its affiliates owning 40% or more of the outstanding voting securities of the Company, unless specified conditions are met; and

•	the Harbinger Parties will be granted certain access and informational rights with respect to the Company and its subsidiaries.

On September 10, 2010, the Harbinger Parties and HRG entered into a joinder to the Stockholder Agreement, pursuant to which, effective upon the consummation of the Share Exchange, HRG became a party to the Stockholder Agreement, subject to all of the covenants, terms and conditions of the Stockholder Agreement to the same extent as the Harbinger Parties were bound thereunder prior to giving effect to the Share Exchange.

Certain provisions of the Stockholder Agreement terminate on the date on which the Harbinger Parties or HRG no longer constitutes a Significant Stockholder (as defined in the Stockholder Agreement).  The Stockholder Agreement terminates when any person (including the Harbinger Parties or HRG) acquires 90% or more of the outstanding voting securities of the Company.

On January 7, 2011, in connection with the closing of the Share Exchange, the Harbinger Parties and HRG entered into a joinder to the Stockholder Agreement with Wells Fargo Bank, National Association, as collateral agent (the “Collateral Agent”) under HRG's then outstanding 10.625% Senior Secured Notes due 2015, pursuant to which, upon the occurrence of a Foreclosure Event (as such term is defined in the joinder), the Collateral Agent will become a party to the Stockholder Agreement and will, subject to certain exceptions, be subject to all of its covenants, terms and conditions to the same extent as the Harbinger Parties and HRG were prior to the consummation of the Share Exchange.  The Collateral Agent remains a party to the Stockholders Agreement as collateral agent under HRG's currently outstanding 7.875% Senior Notes due 2019.

Also in connection with the Merger, the Harbinger Parties, the Avenue Parties and the Company entered into a registration rights agreement, dated as of February 9, 2010 (the “SB Holdings Registration Rights Agreement”), pursuant to which the Harbinger Parties and the Avenue Parties have, among other things and subject to the terms and conditions set forth therein, certain demand and so-called “piggy back” registration rights with respect to their shares of Common Stock.  On September 10, 2010, the Harbinger Parties and HRG entered into a joinder to the SB Holdings Registration Rights Agreement, pursuant to which, effective upon the consummation of the Share Exchange, HRG became a party to the SB Holdings Registration Rights Agreement, entitled to the rights and subject to the obligations of a holder thereunder.  In January 2011, the Avenue Parties gave notice under the Registration Rights Agreement for a demand registration to register the shares of the Company’s common stock held by such parties.  In February 2011, the Avenue Parties withdrew from the registration process.  In June 2011, the Harbinger Parties gave notice under the Registration Rights Agreement for a demand registration to register the 6,500,000 shares of the Company’s common stock held by such parties; this offering (including primary shares also sold by the Company) was completed in August 2011.

In June 2012, the Compensation Committee undertook a review of the services that had been provided by David Maura since joining the Board as non-executive chairman.  The Committee determined that Mr. Maura had provided significant and valuable services, and had invested a considerable amount of time and effort on behalf of the Company, particularly in the mergers and acquisitions area and the capital markets area, which efforts had gone beyond the normal work that a non-executive chairman would render.  In light of these services, on July 25, 2012 the Committee recommended to the Board, and the Board approved, a special one-time grant of 100,000 shares to Mr. Maura.

Director Independence

Our Board of Directors has affirmatively determined that none of the following directors has a material relationship with the Company (either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company): Norman S. Matthews, Eugene I. Davis, Marc S. Kirschner, and Hugh R. Rovit.  Our Board of Directors has adopted the definition of “independent director” set forth under Section 303A.02 of the NYSE Listed Company Manual to assist it in making determinations of independence.  The Board of Directors has determined that the directors referred to above currently meet these standards and qualify as independent.  The Board of Directors has made no determination with respect to the remaining directors.

PROPOSAL 1:
ELECTION OF DIRECTORS

At the Annual Meeting, stockholders will be asked to elect Norman S. Matthews as a Class III director to hold office until our 2016 annual meeting of stockholders.  The director will serve until his successor has been duly elected and qualified or until any such director’s earlier resignation or removal.  If you submit your proxy via the Internet, by telephone, or by mail, your shares will be voted for the election of the one nominee recommended by the Board of Directors, unless you mark the proxy in such a manner as to withhold authority to vote.  The named proxies will vote all shares represented by proxy for the nominee for this vacancy, except to the extent authority to do so is withheld.  Stockholders may withhold authority from the named proxies to vote for the nominee by marking the box under the “WITHHOLD” column adjacent to the name of the director via the Internet or on the attached proxy card, or by indicating by telephone that authority is withheld.  Withholding authority to vote for the nominee will result in the nominee receiving fewer votes.  If any nominee for any reason is or becomes unable or unwilling to serve, all shares represented by proxy will be voted at the Annual Meeting by the named proxies for the person, if any, as shall be designated by the Board of Directors to replace the nominee.  Please see “Proxies and Voting Procedures” for information on how your shares will be voted in the absence of your instructions if you hold shares through a bank, broker, or other nominee.  The nominee has agreed to serve as a director if elected, and the Board of Directors has no reason to believe that the nominee will be unavailable to serve as a director.

Directors

Norman S. Matthews, an incumbent director, is being nominated for election to the Board of Directors as a Class III director.  Please see “Nominee for Re-Election to the Board of Directors” for information concerning the nominee for election as Class III director.

Vote Required

To be elected as a Class III director at the Annual Meeting, the candidate for election must receive a plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting.  A plurality vote means that the director nominee with the most affirmative votes in favor of his election to a particular directorship will be elected to that directorship.

The Board of Directors recommends that you vote FOR the election of Norman S. Matthews as a Class III director of the Company.

PROPOSAL 2:
AMENDMENT TO CERTIFICATE OF INCORPORATION TO DISSOLVE
SPECIAL NOMINATING COMMITTEE

General

The Company’s board of directors has adopted resolutions proposing and recommending that the present Charter of the Company be amended and restated by the adoption of an Amended and Restated Certificate of Incorporation of the Company (the “Restated Certificate”).  A copy of the proposed Restated Certificate is attached to this proxy statement as Appendix A.  The Special Nominating Committee has adopted resolutions dissolving the Special Nominating Committee and adopting resolutions to approve and recommend the Restated Certificate, to amend and restate the By-Laws, and to amend and restate the Stockholders Agreement in order to effectuate the dissolution of the Special Nominating Committee.  The amendment of the Charter, embodied in the Restated Certificate, will dissolve the Special Nominating Committee of the Board of Directors, which is responsible for identifying and nominating independent directors to serve on the Special Nominating Committee and to exercise certain approval rights in connection with specified related party and other transactions.

Background and Reasons for the Amendment

In addition to the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee established by our Board of Directors, the current Charter and our By-Laws also require a Special Nominating Committee consisting of three directors, each of whom shall be an “independent director” as such term is defined in Section 303A.02 of the NYSE Listed Company Manual. The Special Nominating Committee responsibilities are (i) to identify and nominate individuals qualified to serve as directors pursuant to Section 3.4(B)(i) of our By-Laws, which require that at least three of the members of our Board of Directors are to be independent directors nominated by the Special Nominating Committee, (ii) to take all actions and make all determinations which are to be taken by the Special Nominating Committee pursuant to (x) our current Charter, (y) our By-Laws, or (z) the Stockholder Agreement, by and among the Company and certain affiliates of Harbinger Capital, and (iii) to enforce on behalf of the Company certain rights under the Stockholder Agreement.

In the historical context, the Special Nominating Committee was not intended to be a long-standing committee.  It was established pursuant to the Stockholder Agreement in 2010 following SBI’s emergence from Chapter 11 of the Bankruptcy Code and subsequent acquisition and merger with Russell Hobbs and the formation of the Company as the public holding company for the combined entities in order to provide certain protective provisions for certain large minority stockholders immediately following the merger with Russell Hobbs.  These protective provisions were deemed desirable by these minority stockholders in order to address the concern that affiliates of Harbinger Group Inc. (the "Harbinger Entities") controlled a majority interest in the Company, and these minority stockholders desired that there be a specific corporate governance mechanism for unusual and special approval rights for any related party transactions between the Harbinger Entities and the Company.  The current members of our Special Nominating Committee are Marc S. Kirschner, Norman S. Matthews, and Hugh R. Rovit.  Our Special Nominating Committee held one regular meeting during Fiscal 2012.

Due to the improved financial and operational strength of the Company, the exit from share ownership in the Company’s stock by one of the two initial large minority shareholders, and the fact that the Company’s shares formerly held by the Harbinger Entities are now held by a publicly-traded company, Harbinger Group Inc., the Board of Directors believes that the unusual and onerous protective provisions for minority stockholders and the Special Nominating Committee are no longer necessary and that the best interests of the Company and its shareholders would be served if the Special Nominating Committee was dissolved. To accomplish this objective, the Board of Directors recommends that stockholders vote “FOR” this Proposal 2, which, if approved, will authorize the Board of Directors to file the Restated Certificate to dissolve the Special Nominating Committee. The Board of Directors believes that the interests of all stockholders are served by this proposal and that the dissolution of the Special Nominating Committee will eliminate a cumbersome and atypical administrative structure and provide improved administration efficiency; and that the interests of minority stockholders will continue to be appropriately protected by the applicable provisions of the New York Stock Exchange regulations and the Delaware General Corporation Law.

By approving the amendment embodied in the Restated Certificate, the current Charter would be amended to eliminate all references to the Special Nominating Committee.  If this proposal is approved by our stockholders, the Board of Directors intends to assign the functions of the Special Nominating Committee (i.e. review qualifications for and recommending to the full Board of Directors potential independent candidates for election as directors) to the Nominating and Corporate Governance Committee.

Vote Required

Section 242 of the Delaware General Corporation Law requires the affirmative vote of the holders of a majority of all outstanding shares of our Common Stock entitled to vote at the annual meeting to approve the amendment to the Charter, embodied in the Restated Certificate, to dissolve the Special Nominating Committee.  The amendment, if approved and adopted, will become effective upon filing of the Restated Certificate in the Office of the Secretary of State of Delaware.  If the stockholders approve this proposal, the Company intends to accomplish this filing as soon as practicable after the annual meeting.

The Board of Directors recommends that you vote “FOR” the amendment of the Company’s current Charter to dissolve the Special Nominating Committee.

PROPOSAL 3:
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2013

General

Upon recommendation of the Audit Committee, our Board of Directors has appointed KPMG LLP as our independent registered public accounting firm for Fiscal 2013.  The stockholders are asked to ratify this action of the Board of Directors.  Stockholder ratification of the selection of KPMG LLP as our independent registered public accounting firm for Fiscal 2013 is not required by our By-Laws, or otherwise, but is being pursued as a matter of good corporate practice.  If stockholders do not ratify the selection of KPMG LLP as our independent registered public accounting firm for Fiscal 2013, our Board of Directors will reconsider the selection our independent registered public accounting firm for Fiscal 2013.  Even if the appointment is ratified, our Board of Directors, upon the recommendation of our Audit Committee, may select a different independent registered public accounting firm at any time during Fiscal 2013 if it determines such a change would be in our best interests and the best interests of our stockholders.  KPMG LLP has audited our, or our predecessor SBI’s, financial statements since September 12, 1996.

It is anticipated that one or more representatives of KPMG LLP will be present at the Annual Meeting with an opportunity to make a statement, if desired, and will be available to answer appropriate questions from stockholders who are present.

Independent Auditor Fees

The following table summarizes the fees KPMG LLP, our independent auditor, billed to us for each of the last two fiscal years (in millions):

	Audit Fees $	Audit-Related Fees $	Tax Fees $	All Other Fees $	Total
2012	3.9	0.2	0.1	0.06	4.3
2011	4.0	0.1	1.1	–	5.2

In the above table, in accordance with the SEC’s definitions and rules, “Audit Fees” are fees we paid KPMG LLP for professional services for the audit of our consolidated financial statements included in our Form 10-K and the review of our financial statements included in Form 10-Qs or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, such as issuance of comfort letters and statutory audits required for certain of our foreign subsidiaries.  “Audit-Related Fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.  “Tax Fees” are fees for tax compliance, tax advice, and tax planning.  Such fees were attributable to services for tax-compliance assistance and tax advice.  “All Other Fees” are fees, if any, for any services not included in the first three categories, including due diligence activities relating to mergers and acquisitions.

Pre-Approval of Independent Auditor Services and Fees

The Audit Committee pre-approved the Fiscal 2012 audit services engagement performed by KPMG LLP.  In accordance with the Audit Committee’s Pre-Approval Policy, the Audit Committee has pre-approved other specified audit, non-audit, tax, and other services, provided that the fees incurred by KPMG LLP in connection with any individual non-due diligence engagement do not exceed $200,000 in any 12-month period.  The Audit Committee must approve on an engagement by engagement basis any individual non-due diligence engagement in excess of $200,000 in any 12-month period or any individual engagement to perform due diligence services pertaining to potential business acquisitions/dispositions and other transactions and events in excess of $1,000,000 in any 12-month period.  The Audit Committee has delegated to its Chairman the authority to pre-approve any other specific audit or specific non-audit service which was not previously pre-approved by the Audit Committee, provided that any decision of the Chairman to pre-approve other audit or non-audit services shall be presented to the Audit Committee at its next scheduled meeting.

Vote Required

The affirmative vote of the holders of a majority of the votes represented at the Annual Meeting in person or by proxy is required to ratify the Board of Directors’ appointment of KPMG LLP as our independent registered public accounting firm for Fiscal 2013.

The Board of Directors recommends that you vote FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for Fiscal 2013.

OTHER MATTERS

The Board of Directors knows of no items of business to be brought before the Annual Meeting other than as described above.  If any other items of business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxies in accordance with their best judgment with respect to any such items.  Discretionary authority for them to do so is contained in the enclosed proxy card and the Internet and telephone proxy submission procedures.

COMMUNICATIONS WITH THE BOARD

The Board of Directors welcomes communications from stockholders.  Generally, stockholders who have questions or concerns should contact our Vice President, Investor Relations at (608) 275-3340, or via e-mail at investorrelations@spectrumbrands.com.  Stockholders and other interested parties may contact any member (or all members) of the Board of Directors, the non-management directors as a group, any committee of the Board of Directors, or any chairperson of any such committee by mail or e-mail.  To communicate with the Board of Directors, any individual director, the non-management group, or any committee of directors by mail, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title and sent to Spectrum Brands Holdings, Inc., Attention General Counsel, 601 Rayovac Drive, Madison, Wisconsin 53711.  To communicate with any of our directors electronically, stockholders should send an e-mail addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title to investorrelations@spectrumbrands.com.

All communications received as set forth in the preceding paragraph will be opened by the General Counsel for the sole purpose of determining whether the contents represent a message to our directors.  The General Counsel will forward copies of all correspondence that, in the opinion of the General Counsel, deal with the functions of the Board of Directors or its committees or that he or she otherwise determines requires the attention of any member, group or committee of the Board of Directors.

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

Under the rules and regulations of the SEC, stockholder proposals intended to be presented in our proxy statement for the annual meeting of stockholders to be held in 2014 must be received at our principal executive offices at 601 Rayovac Drive, Madison, Wisconsin 53711, no later than October 3, 2013 in order to be considered for inclusion in our proxy statement for such meeting.  Upon receipt of any proposal, the Company will determine whether or not to include the proposal in the proxy statement in accordance with applicable regulations governing the solicitation of proxies.  In order to be considered for inclusion in our proxy statement, the proposal must comply in all respects with the rules and regulations of the SEC and our By-Laws.

Under our By-Laws, proposals of stockholders intended to be submitted for a formal vote (other than proposals to be included in our proxy statement) at the annual meeting of stockholders to be held in 2014 may be made only by a stockholder of record who has given notice of the proposal to the Secretary of the Company at our principal executive offices no earlier than November 1, 2013 and not later than December 1, 2013.  The notice provided by a stockholder must contain certain information as specified in our By-Laws.  Notice of any proposal received after

December 1, 2013 will not be considered “timely” under the federal proxy rules for purposes of determining whether we may use discretionary authority to vote on such proposal.  For such proposals that are not timely filed, the Company retains discretion to vote proxies it receives.

ANNUAL REPORT AND FORM 10-K

A copy of our Annual Report on Form 10-K filed with the SEC is available upon request by writing to the Vice President, Investor Relations, Spectrum Brands Holdings, Inc., 601 Rayovac Drive, Madison, Wisconsin 53711 or via e-mail at investorrelations@spectrumbrands.com.

Our Annual Report for the fiscal year ended September 30, 2012, including the financial statements for Fiscal 2012, is being mailed to stockholders with this proxy statement.  An additional copy of the Annual Report may be obtained by writing to the Vice President, Investor Relations at the above mailing address or electronic mail address.

By Order of the Board of Directors,

Nathan E. Fagre
General Counsel and Secretary

Janury 22, 2013

Appendix A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

of

SPECTRUM BRANDS HOLDINGS, INC.

SPECTRUM BRANDS HOLDINGS, INC. (the “Corporation”), a corporation organized and existing under the Laws of the State of Delaware, DOES HEREBY CERTIFY AS FOLLOWS:

ONE:  The name of the Corporation is SPECTRUM BRANDS HOLDINGS, INC.  The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 5, 2010 under the name “SB/RH Holdings, Inc.” A Certificate of Amendment to the Certificate of Incorporation of the Corporation changing the name of the Corporation from SB/RH Holdings, Inc. to Spectrum Brands Holdings, Inc. was filed with the Secretary of State of the State of Delaware on March 19, 2010. A Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 16, 2010.

TWO:  This Amended and Restated Certificate of Incorporation (this “Certificate”), having been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (as amended from time to time, the “DGCL”), and by the written consent of the stockholders of the Corporation in accordance with Section 228 of the DGCL amends and restates the Restated Certificate of Incorporation of the Corporation (as amended) in its entirety.

THREE:  The Restated Certificate of Incorporation of the Corporation (as amended) is hereby amended and restated to read as follows:

1.           Name.  The name of the Corporation is Spectrum Brands Holdings, Inc. (the “Corporation”).

2.           Address; Registered Office and Agent.  The address of the Corporation’s registered office is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, State of Delaware 19808; and the name of its registered agent at such address is Corporation Service Company.

3.           Purposes.  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

4.           Capital Stock.

4.1           The Corporation is authorized to issue two classes of capital stock, designated as Common Stock and Preferred Stock.  The total number of shares of all classes of stock that the Corporation shall have authority to issue is 300,000,000, consisting of 200,000,000 shares of Common Stock, with a par value of $0.01 per share (the “Common Stock”), and 100,000,000 shares of Preferred Stock, with a par value of $0.01 per share (the “Preferred Stock”).  Subject to the rights of any holders of any series of Preferred Stock, the number of authorized shares of either of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of either of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.

4.2           The Preferred Stock may be issued in one or more series.  The Board of Directors of the Corporation (the “Board”) is hereby authorized to issue the shares of Preferred Stock in such series, and to fix from time to time before issuance, the number of shares to be included in any such series and the designation, powers, preferences, rights and qualifications, limitations or restrictions of such series.  The authority of the Board with respect to each such series will include, without limiting the generality of the foregoing, the determination of any or all of the following:

(a)           the number of shares of any series and the designation to distinguish the shares of such series from the shares of all other series;

(b)           the voting powers, if any, and whether such voting powers are full or limited in such series;

(c)           the redemption provisions, if any, applicable to such series, including the redemption price or prices to be paid;

(d)           whether dividends, if any, will be cumulative or noncumulative, the dividend rate of such series, and the dates and preferences of dividends on such series;

(e)           the rights of such series upon the voluntary or involuntary liquidation of, or upon any distribution of the assets of, the Corporation;

(f)           the provisions, if any, pursuant to which the shares of such series are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock, or any other security, of the Corporation or any other corporation or other entity, and the rates or other determinants of conversion or exchange applicable thereto;

(g)           the right, if any, to subscribe for or to purchase any securities of the Corporation or any other corporation or other entity;

(h)           the provisions, if any, of a sinking fund applicable to such series; and

(i)           any other powers, preferences or relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof;

all as may be determined from time to time by the Board and stated or expressed in the resolution or resolutions providing for the issuance of such Preferred Stock (collectively, a “Preferred Stock Designation”), and as may be permitted by the DGCL.

4.3           Except as may otherwise be provided in this Certificate, by applicable Law, or by a Preferred Stock Designation, each holder of Common Stock, as such, shall have the exclusive right to vote, and shall be entitled to one vote for each share of Common Stock held of record by such holder, on all matters on which stockholders generally are entitled to vote, including the election of Directors to the Board. To the fullest extent permitted by law, holders of Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to this Certificate (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate (including any Preferred Stock Designation) or pursuant to the DGCL.

4.4           Subject to applicable Law and the rights, if any, of the holders of outstanding Preferred Stock set forth in a Preferred Stock Designation, if any, dividends may be declared and paid on the Common Stock at such times and in such amounts as the Board in its discretion shall determine.

4.5           Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock set forth in a Preferred Stock Designation, the holders of the Common Stock shall be entitled to receive the assets of the Corporation available for distribution to the stockholders ratably in proportion to the number of shares held by them.

5.           Election of Directors; Vacancies.

5.1           Subject to any rights of holders of any series of Preferred Stock, the initial number of Directors shall be ten (10).  Thereafter, the number of Directors shall be determined in accordance with the Corporation’s by-laws (the “By-laws”).  Unless and except to the extent that the By-laws shall so require, the election of Directors need not be by written ballot.

5.2           The Board (other than those Directors elected by the holders of any series of Preferred Stock) shall be divided into three classes, designated as Class I, Class II and Class III, with the first class initially consisting of four Directors (one of whom will be the Chief Executive Officer of the Corporation), and each other class initially consisting of three Directors.  The term of office of each class shall be three years and shall expire in successive years at the time of the annual meeting of stockholders.  The Directors first appointed to Class I shall initially hold office for a term expiring at the first annual meeting of stockholders following the effectiveness of this Section 5.2; the Directors first appointed to Class II shall initially hold office for a term expiring at the second annual meeting of stockholders following the effectiveness of this Section 5.2; and the Directors first appointed to Class III shall initially hold office for a term expiring at the third annual meeting of stockholders following the effectiveness of this Section 5.2.  At each annual meeting of stockholders, the successors to the class of Directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting and until their successors are elected and qualified or until their earlier resignation, retirement, removal or death.  Any Director elected to fill a vacancy shall have the same remaining term as that of his predecessor.  In case of any increase or decrease, from time to time, in the number of Directors (other than Directors elected by holders of any series of Preferred Stock), the number of Directors in each class shall be apportioned as nearly equal as possible.  The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III.

5.3           Notwithstanding Section 5.2, at any time the Board can be declassified upon ~~(a)~~ majority approval of the Board~~, including approval of a majority of the members of the Special Nominating Committee or (b) if the Special Nominating Committee has been dissolved pursuant to Section 6.2(c), upon majority approval of the Board (either (a) or (b) being~~ (a “Declassification Vote”).  Any Declassification Vote shall be publicly announced and a record thereof shall be maintained on file at the principal office of the Corporation and, upon request, will be made available to any stockholder of the Corporation. In the event of a Declassification Vote, effective as of the date of the next annual meeting of stockholders (the “Declassification Date”), Section 5.2 of this Certificate shall automatically terminate and be of no further effect, and, subject to any rights of holders of any series of Preferred Stock, stockholders will elect all Directors on an annual basis; provided, however, that nothing in this Section 5.3 shall shorten the term of any incumbent Director on the Declassification Date.  After the Declassification Date, no such incumbent Director may be removed without cause except by a vote of stockholders holding (i) a majority of the Outstanding Voting Securities and (ii) a majority of the Outstanding Voting Securities not held by a Significant Stockholder or any member of a Restricted Group.  After the Declassification Date, Directors shall be elected, and vacancies and newly created directorships shall be filled, as set forth in the By-laws.

5.4           Directors, unless employed by and receiving a salary from the Corporation, shall receive such compensation for serving on the Board and for attending meetings of the Board and any committee thereof as may be fixed by the Board.  Directors shall be reimbursed their reasonable expenses incurred while engaged in the business of the Corporation.

6.           Committees of the Board.

6.1           General.  The Board may designate one or more committees, each committee to consist of one or more of the Directors with such power and authority as the Board determines.~~; provided, however, that the designation of any such committee and the power and authority granted thereto (other than an audit committee or compensation committee having customary powers and authorities for such respective committees) shall require the Special Approval.~~

~~6.2           Special Nominating Committee.  A committee (the “Special Nominating Committee”) shall be established as follows:~~

~~(a)           Designation and Qualifications.  The Special Nominating Committee shall consist of three Directors, each of whom shall be an Independent Director.  The Special Nominating Committee shall initially consist of Marc S. Kirschner, Norman S. Matthews and Hugh R. Rovit.  Any vacancy on the Special Nominating Committee that results from one of such individuals’ (or his or her successor’s) resignation or removal from the Board or death shall be filled exclusively by a majority of the Special Nominating Committee then in office or by the sole remaining member of the Special Nominating Committee.~~

~~(b)           Powers and Actions.  The Special Nominating Committee shall have the exclusive power and authority (i) to nominate persons for election to the Board as described in Section 3.4(B)(i) of the By-laws, (ii) to take all actions and make all determinations which (x) this Certificate, (y) the By-Laws, or (z) the Stockholder Agreement, dated as of February 9, 2010, by and among the Harbinger Parties and the Corporation, as it may be amended from time to time (the “Stockholder Agreement”), provides shall be taken or made by the Special Nominating Committee or with Special Approval, as the case may be, and (iii) to enforce on behalf of the Corporation such Stockholder Agreement including, if necessary, bringing claims and litigation for breach of such Stockholder Agreement, and to take all actions deemed by the Special Nominating Committee to be necessary or appropriate in connection therewith.  All out of pocket costs and expenses (including attorneys’ fees) incurred by the Special Nominating Committee shall be paid or reimbursed by the Corporation.  Without limiting the foregoing, the Special Nominating Committee is expressly authorized to retain attorneys and other advisors at the expense of the Corporation.~~

~~(c)           Dissolution.  Notwithstanding anything to the contrary contained in this Section 6.2, the Special Nominating Committee shall immediately cease to exist if at any time there is no Person who, together with such Person’s Affiliates or members of a group to which such Person belongs, Beneficially Owns 40% of the Outstanding Voting Securities; provided, however, that the Special Nominating Committee shall be re-constituted and established if at any time prior to three years following the date on which the Special Committee ceases to exist, the Prior Significant Stockholder reacquires Beneficial Ownership of 40% or more of the Outstanding Voting Securities, and upon so being re-constituted and established the Special Nominating Committee shall initially consist of (i) the persons who were members of the Special Nominating Committee on the date it ceased to exist (the “Legacy Committee Members”); or (ii) if one or more of the Legacy Committee members is no longer a member of the Board, the remaining Legacy Committee Member or Members and such additional person or persons as may be designated by the remaining Legacy Committee Member(s) and who qualify as Independent Directors, who shall be appointed to the Board (subject to applicable fiduciary duties as to the qualifications of such persons) to fill any existing vacancies or to newly-created Board seats to the extent no vacancies then exist on the Board (and the number of Directors shall automatically be increased to the extent so required); or (iii) if no Legacy Committee Members remain as Directors at the time the Special Nominating Committee is re-constituted, the initial members of the re-constituted Special Nominating Committee shall be three Independent Directors designated by a majority of the Independent Directors then serving.  The “Prior Significant Stockholder” means the Person that, together with its Affiliates or members of a group to which such Person belongs, Beneficially Owned 40% or more of the Outstanding Voting Securities immediately prior to the Special Nominating Committee ceasing to exist pursuant to this Section 6.2(c).~~

6.2           Nominating and Corporate Governance Committee.  A committee  (the “Nominating and Corporate Governance Committee”) shall be established as follows:

(a)           Designation and Qualifications.  The Nominating and Corporate Governance Committee shall consist of a majority of Directors designated for nomination by the Significant Stockholder and at least one Independent Director.  Any vacancy on the Nominating and Corporate Governance Committee that results from one of such individuals’ (or his or her successor’s) resignation or removal from the Board or death shall be filled by the successor on the Board to such individual, or, if there is no successor or the vacancy results from another reason, by a majority of the Nominating and Corporate Governance Committee then in office or by the sole remaining member of the Nominating and Corporate Governance Committee.

(b)           Powers and Actions.  The Nominating and Corporate Governance Committee shall have the power and authority to nominate persons for election to the Board as described in Section 3.4(B) of the By-laws.  All out of pocket costs and expenses (including attorneys’ fees) incurred by the Nominating and Corporate Governance Committee pursuant to this Section ~~6.3~~6.2 (b) shall be paid or reimbursed by the Corporation.

7.           Limitation of Liability.  To the fullest extent permitted under the DGCL, no Director shall be personally liable to the Corporation or the stockholders for monetary damages for breach of fiduciary duty as a Director.  Notwithstanding anything to the contrary contained herein, any repeal or amendment of this Article 7 or by changes in Law, or the adoption of any other provision of this Certificate inconsistent with this Article 7, will, unless otherwise required by Law, be prospective only, and will not in any way diminish or adversely affect any right or protection of a Director existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

8.           Indemnification and Advancement of Expenses.

8.1           Right to Indemnification.  The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable Law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a Director or officer of the Corporation or, while a Director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another entity or enterprise, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person.  Notwithstanding the preceding sentence, except as otherwise provided in Section 8.3, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in advance by the Board.

8.2           Advancement of Expenses.  To the extent not prohibited by applicable Law, the Corporation shall pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable Law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article 8 or otherwise.

8.3           Claims.

(a)           To the extent not prohibited by applicable Law, if a claim for indemnification or advancement of expenses under this Article 8 is not paid in full within 30 days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim.  To the extent not prohibited by applicable Law, in any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable Law.

(b)           In any suit brought by a Covered Person seeking to enforce a right to indemnification hereunder (but not a suit brought by a Covered Person seeking to enforce a right to an advancement of expenses hereunder), it shall be a defense that the Covered Person seeking to enforce a right to indemnification has not met any applicable standard for indemnification under applicable Law.  With respect to any suit brought by a Covered Person seeking to enforce a right to indemnification or right to advancement of expenses hereunder or any suit brought by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), neither (i) the failure of the Corporation to have made a determination prior to commencement of such suit that indemnification of such Covered Person is proper in the circumstances because such Covered Person has met the applicable standards of conduct under applicable Law, nor (ii) an actual determination by the Corporation that such Covered Person has not met such applicable standards of conduct, shall create a presumption that such Covered Person has not met the applicable standards of conduct or, in a case brought by such Covered Person seeking to enforce a right to indemnification, be a defense to such suit.

(c)           In any suit brought by a Covered Person seeking to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), the burden shall be on the Corporation to prove that the Covered Person seeking to enforce a right to indemnification or to an advancement of expenses or the Covered Person from whom the Corporation seeks to recover an advancement of expenses is not entitled to be indemnified, or to such an advancement of expenses, under this Article 8 or otherwise.

8.4           Nonexclusivity of Rights.  The rights conferred on any Covered Person by this Article 8 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of this Certificate or the By-laws, agreement, vote of stockholders or disinterested Directors or otherwise.

8.5           Other Sources.  The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer,

employee or agent of another entity or enterprise shall be reduced by any amount such Covered Person actually collects as indemnification or advancement of expenses from such other entity or enterprise; provided, however, that no Covered Person shall be required to seek recovery from any other entity or enterprise.

8.6           Amendment or Repeal.  Notwithstanding anything to the contrary contained herein, any repeal or amendment of this Article 8 by changes in Law (or otherwise), or the adoption of any other provision of this Certificate inconsistent with this Article 8, will, unless otherwise required by Law, be prospective only (except to the extent such amendment or change in Law permits the Corporation to provide broader rights on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection of a Covered Person existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision, regardless of when the applicable action, suit or proceeding in respect of which such right or protection is sought is commenced and regardless of when such right or protection is sought.

8.7           Other Indemnification and Prepayment of Expenses.  This Article 8 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable Law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

9.           Section 203.  The Corporation shall not be governed by Section 203 of the DGCL.

10.           Adoption, Amendment or Repeal of By-Laws.  Subject to the limitations set forth in the By-laws, the Board is authorized to adopt, amend or repeal the By-laws;  provided, that no action by the Board to repeal or amend Section 2.3(B), Section 3.2, Section 3.4(B), Section 8.7, Article IV or Article VII of the By-laws (or any definition contained in Article I of the By-laws that is used in any such Section or Article of the By-laws), or the adoption of any other provision of the By-laws inconsistent with such Sections and Articles, shall be effective ~~(a) without the approval of a majority of the Board and a majority of the Special Nominating Committee, if the Special Nominating Committee exists, and (b) at any time when the Special Nominating Committee does not exist,~~ without the approval of a majority of the Board and a majority of the Independent Directors then serving.  In addition, and without limiting the authority of the Board to amend the By-laws, any amendment to Section 3.2, Section 3.3, Section 3.4(B) or Article VII of the By-laws by stockholders must receive the vote of stockholders holding (i) a majority of the Outstanding Voting Securities and (ii) a majority of the Outstanding Voting Securities not held by a Significant Stockholder or any member of a Restricted Group.

11.           Purchase Rights.

11.1           General.  Each Eligible Stockholder and each Affiliate of an Eligible Stockholder to which an Eligible Stockholder assigns its rights under this Article 11 (each Eligible Stockholder and any such Affiliate being a “Rights Holder”), has the right to purchase such Rights Holder’s Pro Rata Share (as defined in this Section 11.1), of all or any part of any New Securities (as defined in Section 11.2), that the Corporation or its subsidiaries may from time to time issue after the date of this Certificate.  A Rights Holder’s “Pro Rata Share” for purposes of this right is the ratio of (a) the number of shares of the Common Stock owned by such Rights Holder on the date of the New Securities Notice (as defined in Section 11.3(a)) to (b) the sum of the total number of shares of the Common Stock then outstanding.

11.2           New Securities.  For purposes of this Article 11, “New Securities” means (a) any debt instruments of the Corporation or its subsidiaries issued to any Eligible Stockholder or other Affiliate of the Corporation, (b) Capital Stock, whether now authorized or not, (c) equity securities of the Corporation’s subsidiaries, (d) rights, options or warrants to purchase such Capital Stock, equity securities or debt instruments and (e) securities of any type whatsoever that are, or may become, convertible into, exercisable for or exchangeable into such Capital Stock, equity securities or debt instruments; provided, however, that the term “New Securities” does not include securities issued or issuable:

(a)           to officers, directors, employees, or consultants of the Corporation or any of its subsidiaries (or to Persons who at the time of the grant were officers, directors, employees or consultants of the Corporation or any of its subsidiaries) pursuant to an equity incentive plan or stock purchase plan or agreement on terms approved by affirmative vote of a majority of the Board (including securities issued or issuable upon the conversion or exchange of such securities in accordance with the provisions of such plan or agreement);

(b)           in connection with a stock split (or reverse stock split), subdivision, conversion, recapitalization, reclassification, dividend or distribution in respect of Capital Stock;

(c)           pursuant to a registration statement required to be filed under the Securities Act of 1933, as amended or, if applicable, any debt securities issued or issuable pursuant to an offering made in reliance on Rule 144A under the Securities Act;

(d)           as consideration for the acquisition of another Person by the Corporation by consolidation, merger, purchase of all or substantially all of the assets or other reorganization in which the Corporation acquires, in a single transaction or series of related transactions, one or more divisions or lines of business or all or substantially all of the assets of such other Person or 50% or more of the voting power of such other Person or 50% or more of the equity ownership of such other Person;

(e)           upon exercise of any convertible securities or in connection with payment-in-kind interest;

(f)           as any right, option or warrant to acquire any securities specifically excluded from the definition of New Securities, pursuant to subsections (a) through (e); or

(g)           securities issued or issuable pursuant to (i) the Agreement and Plan of Merger, dated as of February 9, 2010, by and among the Corporation, Battery Merger Corp., a Delaware corporation, Grill Merger Corp., a Delaware corporation, Spectrum Brands, Inc., a Delaware corporation, and Russell Hobbs, Inc., a Delaware corporation, as the same may be amended or modified (the “Merger Agreement”), (ii) the Harbinger Support Agreement (as defined in the Merger Agreement), as the same may be amended or modified, or (iii) the Stockholder Agreement, dated as of February 9, 2010, by and among the Harbinger Parties and the Corporation, as the same may be amended or modified (the “Stockholder Agreement”).

11.3           Procedure.

(a)           The Corporation will give each Rights Holder at least ten (10) days prior written notice of the Corporation’s intention to issue New Securities (the “New Securities Notice”), describing the type and amount of New Securities to be issued and the price and the general terms and conditions upon which the Corporation proposes to issue such New Securities.  Each Rights Holder may purchase any or all of such Rights Holder’s Pro Rata Share of such New Securities, by delivering to the Corporation, within ten (10) days after the date of receipt by the Rights Holder of any such New Securities Notice, a written notice specifying such number of New Securities which such Rights Holder desires to purchase, for the price and upon the general terms and conditions specified in the New Securities Notice.  If any Rights Holder fails to notify the Corporation in writing within such ten (10) day period of its election to purchase any or all of such Rights Holder’s full Pro Rata Share of an offering of New Securities (a “Nonpurchasing Holder”), then such Nonpurchasing Holder will forfeit the right hereunder to purchase that part of such Rights Holder’s Pro Rata Share of such New Securities that such Rights Holder did not agree to purchase.

(b)           If any Rights Holder fails to elect to purchase the full amount of such Rights Holder’s Pro Rata Share of the New Securities, the Corporation shall give notice (“Purchasing Holders Notice”) of such failure to the Rights Holders who did so elect (the “Purchasing Holders”).  Such Purchasing Holders Notice may be made by telephone if confirmed in writing within two (2) days.  A Purchasing Holder shall have five (5) days from the date such Purchasing Holders Notice was received by such Purchasing Holder to notify the Corporation in writing of its election (“Purchasing Holders Election”) to purchase its pro rata portion of the total number of New Securities available for purchase by Rights Holders pursuant to Section 11.1 not subscribed for by the Nonpurchasing Holders.  Each Purchasing Holder’s pro rata portion thereof shall be equal to the number of shares of Common Stock held by such Purchasing Holder on the date of the New Securities Notice, as a percentage of the total number of shares of Common Stock held by all Purchasing Holders on the date of the New Securities Notice.

(c)           If, subsequent to the procedure set forth in this Section 11.3, there shall be New Securities available for purchase by Rights Holders pursuant to Section 11.1 hereof that have not been purchased by the Purchasing Holders, the Corporation shall repeat the procedure set forth in Section 11.3(b), as many times as necessary, until it has been determined that none of the Purchasing Holders has made a Purchasing Holders Election pursuant to the procedure set forth in this Section 11.3.

11.4           Failure to Exercise.  In the event that the Rights Holders fail to exercise in full the purchase right with respect to all of the offered New Securities described in the New Securities Notice, then the Corporation will have sixty (60) days after a determination has been made pursuant to the last clause of Section 11.3(c) to issue the New Securities with respect to which the Rights Holders’ rights hereunder were not exercised, at a price and upon terms and conditions not more favorable to the purchasers thereof than specified in the New Securities

Notice to the Rights Holders.  In the event that the Corporation has not issued such New Securities within such sixty (60) day period, then the Corporation shall not thereafter issue such New Securities without again first offering such New Securities to the Rights Holders pursuant to this Article 11.

11.5           Exceptions.  Notwithstanding anything to the contrary contained herein, the Corporation may sell and any Rights Holder may purchase New Securities of the Corporation without complying with Section 11.3, provided that promptly after such purchase, each Rights Holder purchasing New Securities offers in writing to the non-purchasing Rights Holders the right to purchase from such purchasing Rights Holder(s) their Pro Rata Share (after giving effect to the issuance of New Securities) of such New Securities purchased on the same terms as the purchasing Rights Holder purchased such New Securities.  Any such right to purchase shall be exercisable for a period of ten (10) business days after the delivery of such written notice by purchasing Rights Holder.

12.           Going-Private Transactions.  No Significant Stockholder will, or will permit any member of its Restricted Group to, engage in any transaction or series of transactions that would constitute a Going-Private Transaction, unless such Going-Private Transaction (a) which is not a tender or exchange offer made by a member of the Restricted Group, is (i) approved by the Board and determined by the Board to be fair to the stockholders who are not members of the Restricted Group, in each case with the approval of a majority of the disinterested members of the Board, and (ii) approved by a majority of the Outstanding Voting Securities not Beneficially Owned by members of the Restricted Group or (b) which is a tender or exchange offer made by a member of the Restricted Group, is contingent upon (x) the acquisition of a majority of the Outstanding Voting Securities not Beneficially Owned by members of the Restricted Group, and accompanied by an undertaking that such member of the Restricted Group shall acquire all of the Outstanding Voting Securities still outstanding after the completion of such tender or exchange offer in a merger, if any, at the same price per share paid in such tender or exchange offer and (y) the disinterested members of the Board, being authorized on behalf of the full Board to take and disclose a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act with respect to such tender of exchange offer, and the disinterested members the Board not recommending that holders of the Outstanding Voting Securities refrain from tendering their Outstanding Voting Securities in the tender or exchange offer. ~~In the event that a decision is required to be made by the disinterested members of the Board under this Article 12 at a time prior to the dissolution of the Special Nominating Committee, all references in this Article 12 to the disinterested members of the Board shall be deemed to be referring to the Special Nominating Committee.~~  Notwithstanding the foregoing, nothing in this Article 12 shall be construed to apply to a transfer of Capital Stock to Harbinger Group Inc. or its subsidiaries by a Significant Stockholder or any other members of its Restricted Group, and no such transfer shall be deemed to constitute a Going-Private Transaction.  Any transaction consummated in violation of the restriction on transfer set forth in this Article 12 shall be void ab initio.  All certificates representing shares of Capital Stock shall include a legend reflecting the restriction on transfer set forth in this Article 12.

13.           Conflicts of Interest.  The stockholders, their Affiliates and the Directors elected or appointed to the Board by the stockholders: (a) may have participated, directly or indirectly, and may continue to participate (including, without limitation, in the capacity of investor, manager, officer and employee) in businesses that are similar to or compete with the business (or proposed business) of the Corporation; (b) may have interests in, participate with, aid and maintain seats on the board of directors of other such entities; and (c) may develop opportunities for such entities (collectively, the “Position”). In such Position, the stockholders, their Affiliates and the Directors elected or appointed to the Board by the stockholders may encounter business opportunities that the Corporation or the stockholders may desire to pursue.  The stockholders, their Affiliates and the Directors elected or appointed by the stockholders to the Board shall have no obligation to the Corporation, the stockholders or to any other Person to present any such business opportunity to the Corporation before presenting and/or developing such opportunity with any other Persons, other than such opportunities specifically presented to any such stockholder or Director for the Corporation’s benefit in his or her capacity as a stockholder or Director.  In any such case, to the extent a court might hold that the conduct of such activity is a breach of a duty to the Corporation, the Corporation hereby waives any and all claims and causes of action that the Corporation believes that it may have for such activities and hereby renounces any expectancy in any such corporate opportunity.

14.           SEC Reports.  The Corporation shall take all actions as may be necessary such that it will not cease to be a reporting company under the Exchange Act unless 85% or more of the Outstanding Voting Securities become Beneficially Owned by a Person and its Affiliates, if any.

15.           Affiliate Transactions.  Neither the Corporation nor any of its subsidiaries will, and the Corporation will cause its subsidiaries not to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into, amend, revise or extend any contract, agreement, loan, advance or guarantee with, or for the benefit of, a Significant Stockholder or any Affiliate thereof involving aggregate consideration in excess of $1,000,000, or issue any securities to, or repurchase any securities from, such Significant Stockholder or any Affiliate thereof, unless in each case such transaction is approved in advance by the Board with ~~Special Approval~~the approval of a majority of the members of the Board who are disinterested with respect to the applicable transaction; provided, however, that this Article 15 will not limit or prohibit:

15.1           any acquisitions of securities, or payments, transactions or other rights granted pursuant to (i) the Merger Agreement, (ii) the Limited Guarantee, dated February 9, 2010, by Harbinger Capital Master Fund I, Ltd. in favor of Spectrum Brands, Inc., as it may be amended from time to time, (iii) the Support Agreement, dated February 9, 2010, by and among Avenue International Master, L.P., Avenue Investments, L.P., Avenue Special Situations Fund V, L.P., Avenue Special Situations Fund IV, L.P. and Avenue-CDP Global Opportunities Fund, L.P., as it may be amended from time to time, (iv) the Support Agreement, dated February 9, 2010, by and among the Harbinger Parties and Spectrum Brands, Inc., as it may be amended from time to time, (v) the Debt Commitment Letter, dated February 9, 2010, by and among Credit Suisse Securities (USA) LLC, Credit Suisse AG, Banc of America Securities LLC, Bank of America, N.A., Bank of America Bridge LLC, Deutsche Bank Securities Inc., Deutsche Bank Trust Companies Americas, Deutsche Bank AG and Russell Hobbs, Inc., as it may be amended from time to time, (vi) the Debt Fee Letter, dated February 9, 2010, by and among Credit Suisse Securities (USA) LLC, Credit Suisse AG, Banc of America Securities LLC, Bank of America, N.A., Bank of America Bridge LLC, Deutsche Bank Securities Inc., Deutsche Bank Trust Companies Americas, Deutsche Bank AG and Russell Hobbs, Inc., as it may be amended from time to time, (vii) the Fee Credit Letter, dated February 9, 2010, by and among Credit Suisse Securities (USA) LLC, Banc of America Securities LLC, Deutsche Bank Securities Inc. and Russell Hobbs, Inc., as it may be amended from time to time, or (viii) the Engagement Letter, dated February 9, 2010, by and among Credit Suisse Securities (USA) LLC, Banc of America Securities LLC, Deutsche Bank Securities Inc. and Russell Hobbs, Inc., as it may be amended from time to time;

15.2           the performance of the obligations of the Corporation or its subsidiaries stated in (i) the Stockholder Agreement, (ii) the Registration Rights Agreement, dated as of February 9, 2010, among the Corporation, the Harbinger Parties and certain Stockholders, as it may be amended from time to time (the “Registration Rights Agreement”), and (iii) the Indemnification Agreement, dated as of February 9, 2010, between Russell Hobbs, Inc. and Harbinger Capital Partners Master Fund I, Ltd., as it may be amended from time to time (the “Indemnification Agreement”);

15.3           the use by officers, employees, directors or consultants of the Corporation or any of its subsidiaries for Corporation business purposes, of vehicles, property, equipment or other assets owned or provided by the Corporation or its subsidiaries;

15.4           acquisitions of Equity Securities and/or debt instruments to the extent such acquisitions are made as part of an issuance of securities as to which the stockholders have purchase rights pursuant to Article 11 of this Certificate;

15.5           transactions between or among the Corporation and its wholly-owned subsidiaries;

15.6           loans and advances to officers, employees, directors or consultants of the Corporation or any of its subsidiaries for bona fide business purposes in the ordinary course of business consistent with past practice;

15.7           any employment, consulting, service or termination agreement entered into by the Corporation or any of its subsidiaries with, or reasonable and customary expense reimbursement, director and officer insurance coverage or indemnification arrangements (and related advancement of expenses), including, without limitation, payments authorized under Article 8,  for, officers, employees, directors or consultants of the Corporation or any of its subsidiaries (or to Persons who at the time of such agreement or arrangement were officers, directors, employees or consultants of the Corporation or any of its subsidiaries), and the payment of reasonable and customary fees and compensation (whether in the form of cash or equity awards, including amounts paid pursuant to employee benefit, employee stock option or similar plans) to officers, employees, directors or consultants of the Corporation or any of its subsidiaries (or to Persons who at the time the obligation to make the payment arose were officers, directors, employees or consultants of the Corporation or any of its subsidiaries), in each case in the ordinary course of business;

15.8           the acquisition of Equity Securities or debt instruments pursuant to a transaction described in Section 11.2(c) of this Certificate, so long as no Significant Stockholder purchases 10% or more of the aggregate value of the Equity Securities or debt instruments being offered in such transaction; or

15.9           the acquisition of Equity Securities or debt instruments pursuant to a transaction described in and otherwise permitted under Section 11.2(a), 11.2(b) or 11.2(e) or Article 12.

16.           Amendments.  Subject to Article 7 and Sections 5.3 and 8.6, the Corporation reserves the right at any time, and from time to time, to amend or repeal any provision contained in this Certificate, and add other provisions authorized by the Laws of the State of Delaware at the time in force, in the manner now or hereafter prescribed by applicable Law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, Directors or any other Persons whomsoever by and pursuant to this Certificate, as amended, are granted subject to the rights reserved in this Article 16; provided, however, that no action to repeal or amend Article 6, Article 11, Article 12, Article 13, Article 14 or Article 15 of this Certificate (or any definition contained in Article 17 that is used in any such Article) or this Article 16, or the adoption of any other provision inconsistent with such Articles shall be ~~effective (a) without the approval of a majority of the Board and a majority of the Special Nominating Committee, if the Special Nominating Committee exists, and (b) at any time when the Special Nominating Committee does not exist,~~ without the approval of a majority of the Board and a majority of the Independent Directors then serving.

17.           Definitions.  Capitalized terms used but not otherwise defined in this Certificate shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person, where “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract, as trustee or executor or otherwise; provided, however, that for the avoidance of doubt, it is understood that any publicly traded corporation with respect to which a Significant Stockholder does not Beneficially Own a majority of the outstanding voting securities will be deemed not to be an Affiliate of such Significant Stockholder unless such Significant Stockholder has the right to elect or designate a majority of the members of the board of directors of such publicly traded corporation; provided, further, that the foregoing proviso will not apply to Harbinger Group Inc.

“Beneficial Ownership,” “Beneficially Owned” and “Beneficially Owns” have the meanings specified in Rule 13d-3 promulgated under the Exchange Act, including the provision that any member of a “group” will be deemed to have beneficial ownership of all securities beneficially owned by other members of the group, and a Person’s beneficial ownership of securities will be calculated in accordance with the provisions of such Rule; provided, however, that a Person will be deemed to be the beneficial owner of any security which may be acquired by such Person whether within sixty (60) days or thereafter, upon the conversion, exchange or exercise of any rights, options, warrants or similar securities to subscribe for, purchase or otherwise acquire (x) capital stock of any Person or (y) securities directly or indirectly convertible into, or exercisable or exchangeable for, such capital stock of such Person.

“Capital Stock” means all shares now or hereafter authorized of any class or series of capital stock of the Corporation which has the right to participate in the distribution of the assets and earnings of the Corporation, including Common Stock and any shares of capital stock into which Common Stock may be converted (as a result of recapitalization, share exchange or similar event) or are issued with respect to Common Stock, including, without limitation, with respect to any stock split or stock dividend, or a successor security.

“Directors” means the members of the Board.

“Eligible Stockholder” means any Person who holds, together with its Affiliates, 5% or more of the Outstanding Voting Securities or Capital Stock into which any Outstanding Voting Securities may be converted.

“Equity Securities” means (A) Voting Securities, (B) any securities of the Corporation that are convertible or exchangeable (whether presently convertible or exchangeable or not) into Voting Securities, and (C) any options, warrants and rights issued by the Corporation (whether presently exercisable or not) to purchase Voting Securities or convertible or exchangeable (whether presently convertible or exchangeable or not) into Voting Securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Going-Private Transaction” means either (a) a Rule 13e-3 transaction, as such term is defined in Rule 13e-3 of the Exchange Act as in effect on the date of this Agreement, with respect to the Corporation to which such Rule 13e-3 applies or (b) regardless of whether Rule 13e-3 applies to a transaction, any transaction or series of transactions involving (i) a “purchase” (as such term is defined in Rule 13e-3 of the Exchange Act) of any Equity Security by a Significant Stockholder or a member of the Restricted Group, (ii) a tender offer for or request or invitation for tenders of an Equity Security by a Significant Stockholder or a member of the Restricted Group, or (iii) a solicitation subject to Regulation 14A by a Significant Stockholder or a member of the Restricted Group of the Exchange Act of any proxy, consent or authorization of, or a distribution subject to Regulation 14C of the Exchange Act of information statements to, any equity security holder of the Corporation by a Significant Stockholder or a member of the Restricted Group in connection with (x) a merger, consolidation, reclassification, recapitalization, reorganization or similar corporate transaction of the Corporation or between the Corporation (or its subsidiaries) and a Significant Stockholder or a member of the Restricted Group, (y) a sale of substantially all of the assets of the Corporation to a Significant Stockholder or a member of the Restricted Group (or a group in which one of such Persons is a member), or (z) a reverse stock split of any class of Equity Securities involving the purchase of fractional interests, which in the case of such clause (i), (ii) or (iii), has either a reasonable likelihood or a purpose of the Significant Stockholder (together with any other member of the Restricted Group) obtaining Beneficial Ownership of 85% or more of the Outstanding Voting Securities.  Notwithstanding any of the foregoing, any and all purchases of Equity Securities by a Significant Stockholder or any member of the Restricted Group in connection with such Significant Stockholder’s or member’s exercise of its Purchase Rights under Article 11 hereof shall be deemed not to constitute a Going Private Transaction.

“Harbinger Parties” means Harbinger Capital Partners Master Fund I, Ltd., a Cayman Islands exempted company, Harbinger Capital Partners Special Situations Fund, L.P., a Delaware limited partnership, and Global Opportunities Breakaway Ltd., a Cayman Islands exempted company, collectively.

“Independent Director” means a member of the Board who qualifies as an “independent director” of the Corporation under (a) if the Outstanding Voting Securities are, at the time of determination, listed for trading on the NYSE, Rule 303A(2) of the NYSE Listed Company Manual, (b) if the Voting Securities are, at the time of determination, listed or quoted on a securities exchange or quotation system, other than the NYSE, that has an independence requirement, the comparable rule or regulation of such securities exchange or quotation system on which the Voting Securities are listed or quoted, or (c) otherwise, Rule 303A(2) of the NYSE Listed Company Manual, assuming for this purpose that it applies to the Corporation; provided, however, that, at any time that there is a Significant Stockholder, in order for a Director to be deemed an “Independent Director,” such Director would also have to be considered an “independent director” of each Significant Stockholder under the applicable standard set forth in clause (a), (b) or (c) above, assuming for this purpose that (i) such Director was a director of a Significant Stockholder (whether or not such Director actually is or has been a director of a Significant Stockholder) and (ii) such Significant Stockholder is deemed to be listed or quoted on the same securities or quotation system that the Corporation is at the applicable time. For the avoidance of doubt, in no event shall a Director be deemed not to qualify as an Independent Director based on the fact that such Director was designated by a Significant Stockholder.

“Law” means any U.S. or non-U.S., federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a governmental authority (including any department, court, agency or official, or non-governmental self-regulatory organization, agency or authority and any political subdivision or instrumentality thereof).

“Outstanding Voting Securities” means at any time the then-issued and outstanding Common Stock and any other securities of the Corporation of any kind or class having power generally to vote for the election of Directors.

“Person” means any individual, corporation, partnership, limited partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or other similar organization or entity.

“Restricted Group” means, with respect to any Significant Stockholder, (a) such Significant Stockholder, (b) any Affiliate of such Significant Stockholder, and (c) any group (that would be deemed to be a “person” by Section 13(d)(3) of the Exchange Act with respect to securities of the Corporation) of which such Significant Stockholder or any Person directly or indirectly controlling or controlled by such Significant Stockholder is a member.

“Significant Stockholder” means any Person who, together with its Affiliates, Beneficially Owns 40% or more of the Outstanding Voting Securities or Capital Stock into which any Outstanding Voting Securities may be converted.

~~“Special Approval” means the approval or recommendation of a majority of the members of the Special Nominating Committee, or, if the Special Nominating Committee has been dissolved at the applicable time, by a majority of the members of the Board who are disinterested with respect to the applicable transaction or matter.~~

~~“Special Nominating Committee” means the Committee of the Board established pursuant to Section 6.2 of this Certificate.  The Special Nominating Committee shall, and shall have the authority pursuant to Section 141(a) of the DGCL to, exercise and perform the powers and duties otherwise conferred or imposed on the Board under the DGCL to take all actions and make all determinations which (a) this Certificate, (b) the By-Laws, or (c) the Stockholder Agreement, provide shall be taken or made by the Special Nominating Committee, and to enforce, amend or waive the terms of the Stockholder Agreement on behalf of the Corporation, subject to and in accordance with the provisions of the Stockholder Agreement.~~

“Voting Securities” means the Common Stock and any other securities of the Corporation of any kind or class having power generally to vote for the election of Directors.

IN WITNESS WHEREOF, the undersigned has caused this Restated Certificate of Incorporation to be duly executed in its corporate name by its duly authorized officer.

Dated: ~~June 16~~___,201~~2~~3

SPECTRUM BRANDS HOLDINGS, INC.
By:	~~/s/ Lisa R. Carstarphen~~
Name: ~~Lisa R. Carstarphen~~
Title: ~~Vice President and Secretary~~

SPECTRUM BRANDS HOLDINGS, INC.	Electronic Voting Instructions

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card                1234  5678  9012  345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote “FOR” the listed nominee and “FOR” Proposals 2 and 3.

1.	Election of Class III Director for a Three-Year Term:

	For	Withhold
01 – Norman S. Matthews	☐	☐

	For	Against	Abstain
2. To amend the Company’s Restated Certificate of Incorporation to dissolve the Special Nominating Committee of the Board of Directors.	☐	☐	☐
	For	Against	Abstain
3. To ratify the appointment by the Board of Directors of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2013.	☐	☐	☐

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
'
IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each joint holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by a duly authorized person. If signed by a limited liability company, please sign in limited liability company name by a duly authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

Important Notice Regarding the Availability of Proxy Materials

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement.  The Notice of Annual Meeting of Stockholders and Proxy Statement, 2012 Annual Report on Form 10-K of Spectrum Brands Holdings, Inc., and form of proxy for the Annual Meeting are also available, without charge, at www.spectrumbrands.com, or from the SEC’s website at www.sec.gov.  You also may request a copy of these materials, without charge, by sending an email to investorrelations@spectrumbrands.com.  Please make your request no later than February 19, 2013 to facilitate timely delivery.  If you do not request materials pursuant to the foregoing procedures, you will not otherwise receive an email or electronic copy of the materials.  For meeting directions please call (608) 275-3340.

▼   IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — SPECTRUM BRANDS HOLDINGS, INC.

ANNUAL MEETING OF STOCKHOLDERS
March 1, 2013

This Proxy is solicited by the Board of Directors for use at the Spectrum Brands Holdings, Inc. Annual Meeting of Stockholders on March 1, 2013 or any postponement(s) or adjournment(s) thereof.

The undersigned, having read the Notice of Annual Meeting of Stockholders and Proxy Statement dated January 22, 2013, receipt of which is hereby acknowledged, does hereby appoint and constitute DAVID R. LUMLEY, ANTHONY L. GENITO and NATHAN E. FAGRE, and each or any of them, the attorneys and proxies of the undersigned, with full power of substitution to each, for and in the name of the undersigned to vote and act at the Annual Meeting of Stockholders of Spectrum Brands Holdings, Inc. (the “Company”) to be held at the offices of the Company’s majority and controlling stockholder, Harbinger Group Inc., located at 450 Park Avenue, New York, New York 10022, on Friday, March 1, 2013, beginning at 10:00 a.m., Eastern time, and at any postponement or adjournment thereof, with respect to all shares of Common Stock, par value $0.01 per share, of the Company, standing in the name of the undersigned or with respect to which the undersigned is entitled to vote or act, with all the powers that the undersigned would possess if personally present and acting, as indicated on the reverse. They are also given authority to transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed on the reverse side. If no direction is made, this Proxy will be voted as the Board of Directors recommends.

(IMPORTANT — TO BE SIGNED AND DATED ON REVERSE SIDE)

SEE REVERSE SIDE